As filed with the Securities and Exchange Commission on May 1, 2002

                                                     Registration No. 33-91938
                                                       File No. 811-9044
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------------
                        POST-EFFECTIVE AMENDMENT NO. 9 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of depositor)
                             One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------


                                D. Russell Morgan
                            Assistant General Counsel
                         National Life Insurance Company
                             One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)


                            -----------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404


                            -----------------------

          It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------


             60 days after filing pursuant to paragraph (a) of Rule 485
-----------

    X        on May 1, 2002 pursuant to paragraph (b) of Rule 485
-----------


                            -----------------------


Title of securities being registered: variable life insurance policies issued by a separate account.


================================================================================

                                                            VARITRAK
                                               VARIABLE UNIVERSAL LIFE INSURANCE
                                                       P R O S P E C T U S
                                                        DATED MAY 1, 2002


NATIONAL LIFE INSURANCE COMPANY               Home Office: National Life Drive,
                                                      Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT              Telephone: (800) 537-7003

         This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. The policy's primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.


         We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the general account, or a combination of the two. The general account pays interest at rates guaranteed to be at least 4%. The separate account currently has twenty-eight subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:



SENTINEL VARIABLE PRODUCTS             AGLER AMERICAN FUND                AMERICAN CENTURY VARIABLE      DREYFUS SOCIALLY
TRUST                                                                     PORTFOLIOS, INC.               RESPONSIBLE GROWTH
                                                                                                         FUND, INC.
-------------------------------------  ---------------------------------- ----------------------------   --------------------------
COMMON STOCK FUND                      GROWTH PORTFOLIO                   VP INCOME & GROWTH PORTFOLIO   SOCIALLY RESPONSIBLE
MID CAP GROWTH FUND                    LEVERAGED ALLCAP PORTFOLIO         VP VALUE PORTFOLIO             GROWTH FUND
SMALL COMPANY FUND                     SMALL CAPITALIZATION PORTFOLIO
GROWTH INDEX FUND
MONEY MARKET FUND

Managed by NL Capital                  Managed by Fred Alger              Managed by American Century    Managed by The
 Management, Inc.                        Management, Inc                    Investment Management, Inc.   Dreyfus Corporation
-------------------------------------  ---------------------------------- ----------------------------   --------------------------
FIDELITY VARIABLE INSURANCE            FIDELITY VARIABLE INSURANCE        INVESCO VARIABLE
PRODUCTS FUNDS                         PRODUCTS FUNDS                     INVESTMENT FUNDS, INC.         J.. MORGAN SERIES TRUST II
-------------------------------------  ---------------------------------- ----------------------------   --------------------------
EQUITY-INCOME PORTFOLIO                CONTRAFUND PORTFOLIO               VIF - DYNAMICS FUND            INTERNATIONAL
GROWTH PORTFOLIO                       INDEX 500 PORTFOLIO                VIF - HEALTH SCIENCES FUND       OPPORTUNITIES PORTFOLIO
HIGH INCOME PORTFOLIO                  INVESTMENT GRADE BOND PORTFOLIO    VIF - TECHNOLOGY FUND          SMALL COMPANY PORTFOLIO
OVERSEAS PORTFOLIO
                                                                          Managed by INVESCO Group       Managed by J. P. Morgan
Managed by Fidelity Investments        Managed by Fidelity Investments    Funds, Inc.                    Investment Management, Inc
-------------------------------------  ---------------------------------- ----------------------------   --------------------------
MARKET STREET FUND                     NEUBERGER BERMAN ADVISERS          STRONG VARIABLE INSURANCE      STRONG OPPORTUNITY FUND
                                       MANAGEMENT TRUST                   FUNDS, INC.                    II
-------------------------------------  ---------------------------------- ----------------------------   --------------------------
BOND PORTFOLIO                         PARTNERS PORTFOLIO                 MID CAP GROWTH FUND II         OPPORTUNITY FUND II
BALANCED PORTFOLIO

Managed by Market Street Investment    Managed by Neuberger Berman        Managed by Strong Capital      Managed by Strong Capital
Management Company                     Management, Inc.                   Management, Inc.               Management, Inc.
-------------------------------------  ---------------------------------- ----------------------------   --------------------------




The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid. You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium tax charge, cost of insurance charges, a mortality and expense risk charge, an administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due. We recommend that you read this prospectus carefully. You should keep it to refer to later.


Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



Summary Description of the Policy.........................................................................    1
         The Policy ......................................................................................    1
         The Separate Account.............................................................................    2
         Availability of Policy...........................................................................    2
         The Death Benefit................................................................................    2
         Flexibility to Adjust Amount of Death Benefit....................................................    2
         Accumulated Value................................................................................    3
         Allocation of Net Premiums.......................................................................    3
         Transfers........................................................................................    3
         Free-Look Privilege..............................................................................    3
         Charges Assessed in Connection with the Policy...................................................    4
         Loan Privilege...................................................................................
         Withdrawal of Cash Surrender Value...............................................................
         Surrender of the Policy..........................................................................
         Available Automated Fund Management Features.....................................................
         Tax Treatment....................................................................................
         Other Policies...................................................................................
         Illustrations....................................................................................
         Questions........................................................................................
National Life Insurance Company, The Separate Account, and The Funds......................................
         National Life Insurance Company..................................................................
         The Separate Account.............................................................................
         Sentinel Variable Products Trust.................................................................
         Alger American Fund..............................................................................
         American Century Variable Portfolios, Inc........................................................
         Dreyfus Socially Responsible Growth Fund, Inc....................................................
         Fidelity Variable Insurance Products Funds ......................................................
         INVESCO Variable Investment Funds, Inc............................................................
         J. P. Morgan Series Trust II.....................................................................
         Market Street Fund  .............................................................................
         Neuberger Berman Advisers Management Trust.......................................................
         Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II, Inc........................
         Other Information................................................................................
         The General Account..............................................................................
Detailed Description of Policy Provisions.................................................................
         Death Benefit....................................................................................
         Ability to Adjust Face Amount....................................................................
         How the Duration of the Policy May Vary..........................................................
         Accumulated Value................................................................................
         Payment and Allocation of Premiums...............................................................
Charges and Deductions....................................................................................
         Premium Tax Charge...............................................................................
         Surrender Charge.................................................................................
         Monthly Deductions...............................................................................
         Mortality and Expense Risk Charge................................................................
         Withdrawal Charge................................................................................
         Transfer Charge..................................................................................
         Projection Report Charge.........................................................................
         Other Charges....................................................................................

Policy Rights and Privileges..............................................................................
         Loan Privileges..................................................................................
         Surrender Privilege..............................................................................

                                                                                                            PAGE

         Withdrawal of Cash Surrender Value...............................................................
         Free-Look Privilege..............................................................................
         Telephone Transaction Privilege..................................................................
         Other Transfer Rights............................................................................
         Available Automated Fund Management Features.....................................................
         Policy Rights Under Certain Plans................................................................
The General Account.......................................................................................
         Minimum Guaranteed and Current Interest Rates....................................................
         Transfers from General Account...................................................................
Other Policy Provisions...................................................................................
Optional Benefits
Federal Income Tax Considerations.........................................................................
         Introduction.....................................................................................
         Tax Status of the Policy.........................................................................
         Tax Treatment of Policy Benefits.................................................................
         Tax Consequences Associated With Accelerated Care and Chronic Care Riders

         Special Rules for Employee Benefit Plans.........................................................
         Possible Tax Law Changes.........................................................................
         Possible Charges for National Life's Taxes.......................................................
Policies Issued in Conjunction with Employee Benefit Plans................................................
Legal Developments Regarding Unisex Actuarial Tables......................................................
Voting Rights.............................................................................................
Changes in Applicable Law, Funding and Otherwise..........................................................
Officers and Directors of National Life...................................................................
Distribution of Policies..................................................................................
Policy Reports............................................................................................
State Regulation
Insurance Marketplace Standards Association...............................................................
Experts...................................................................................................
Legal Matters.............................................................................................
Financial Statements......................................................................................
Glossary
Appendix A-Illustration of Death Benefits, Accumulated Values and Cash Surrender Values...................   A-1
Appendix B-Surrender Charge Target Premiums and Maximum Deferred Sales Charges............................   B-1
Financial Statements......................................................................................   F-1

THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes the insured person is alive. The precise meanings of the few capitalized terms used in this summary can be found in the Glossary, on Pages 55 to 57.

THE POLICY

      National Life Insurance Company issues the VariTrak variable universal life insurance policy. This life insurance policy allows you, within limits, to make premium payments in any amount and whenever you like. As long as the policy remains in force, it will provide for:

         (1) Life insurance coverage which will provide a death benefit on the death of the named insured person;

         (2)      A cash surrender value;

         (3)      Surrender and withdrawal rights and policy loan privileges;
                  and

         (4) A variety of additional insurance benefits (where provided by optional riders, so long as those riders remain in force).

         This policy is designed to help lessen the economic loss resulting from the death of the insured person. You should consider your need for insurance coverage and the policy's investment potential on a long-term basis. Policies issued in the states of New York, Maryland and Texas mature, resulting in payment of cash surrender value, when the insured reaches age 99.

         There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, the crediting of interest to the general account, and the deduction of charges.

         Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Minimum Guarantee Premium). See "How the Duration of the Policy May Vary," Page 21.

        Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if you have paid at least the Minimum Guarantee Premium, until the later of 20 years from the date the policy is issued or the insured person attains age 70. See "Optional Benefits - Guaranteed Death Benefit Rider," Page 43.

         If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE SEPARATE ACCOUNT

         The separate account is divided into subaccounts, 28 of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund portfolio. See "National Life Insurance Company, the Separate Account, and the Funds," Page 10.

         We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the separate account.

AVAILABILITY OF POLICY

         We will issue this policy for insured persons from ages 0 to 85. The minimum face amount is generally $50,000, although exceptions to this minimum may be made for employee benefit plans. Before issuing a policy, we will require that the proposed insured person meet certain underwriting standards. We will assign the insured person to one of the following types of rate classes:

         -        Elite Preferred Nonsmoker
         -        Preferred Nonsmoker
         -        Standard Nonsmoker
         -        Preferred Smoker
         -        Standard Smoker
         -        Juvenile, or
         -        Substandard.

See "Issuance of a Policy," Page 22.

THE DEATH BENEFIT

         As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of the insured person. The death benefit will be increased by any additional benefits provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

         There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

         If you choose death benefit Option A, the death benefit will be based on the greater of:

         (a)      face amount, or
         (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose death benefit Option B, the death benefit will be based on the greater of:

         (a)      the face amount plus the Accumulated Value, or
         (b) the Accumulated Value multiplied by the same factor that applies to option A.

See "Death Benefit Options," Page 19.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT


         After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page 20, and "Ability to Adjust Face Amount," Page 20.) A change in this option or in the face amount may have tax consequences.

         Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page 29.)

         If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the separate account and the general account. (See "Calculation of Accumulated Value," Page 22.)

         The Accumulated Value in the separate account will reflect:

         -        the investment performance of your chosen funds
         -        premiums paid
         -        transfers
         -        withdrawals
         -        policy loans
         -        loan repayments
         -        loan interest charged, and
         -        the charges assessed in connection with the policy.

         We pay interest on Accumulated Value in the general account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The General Account," Page 38.)

         The Accumulated Value will likely impact both the death benefit and the cost of insurance charges.

ALLOCATION OF PREMIUMS

         You will specify, in the application for your policy, the percentages of premium to go to each subaccount of the separate account or to the general account. You may change these percentages whenever you like. You may choose among all 28 available subaccounts of the separate account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your policy over its entire life to 16.

         We will allocate all premiums, after reduction for premium taxes, received during the free-look period that are to go to the separate account to the money market subaccount. At the end of the free look period, we will move the amount in the money market subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page 25)

TRANSFERS

         You may transfer the amounts in the subaccounts and the general account. Transfers between the subaccounts or from the separate account into the general account will be made on the day we receive the request. We limit transfers out of the general account to the greater of $1000 or 25% of the Accumulated Value in the general account. We also allow only one transfer out of the general account per year. See "Transfers," Page 25.

FREE-LOOK PRIVILEGE

         The Policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums you paid. This free-look period ends on the latest of:

(a)      45 days after you sign Part A of your application for the Policy
(b)      10 days after you receive the Policy, and
(c) 10 days after we mail or personally deliver to you a Notice of Withdrawal Right,

or, in each case, any longer period provided by state law. To cancel your policy, you must return the Policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page 36_.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

         Summary of Policy Expenses.

           TRANSACTION EXPENSES
                Premium Tax (as a percentage of premiums paid)............   3.25%
                Sales Load Imposed on Purchases...........................   NONE
                Surrender Charge..........................................   See Page 27
                Withdrawal Charge.........................................   Lesser of 2% of amounts withdrawn or $25
                Transfer Charge...........................................   NONE*

----------------------
*We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of five transfers (twelve in New York) in any one year.


         SEPARATE ACCOUNT AND POLICY CHARGES
              Mortality and Expense Risk Charge (deducted daily).........    0.90% (as a percentage of separate account
                                                                             Accumulated Value)

              Cost of Insurance Charge (deducted monthly)................    Varies by age, sex, Rate Class, policy size
                                                                             and duration of the policy-See Pages 29

              Administrative Charge (deducted monthly)...................    $90 per year (may be increased in Texas
                                                                             and New York - see page )

              Rider Charges (deducted monthly for optional riders you may choose to include in your policy -
                                                                           see "Optional Benefits" on page       ):

              Additional Protection Benefit:....... ........................ the Additional Protection Benefit amount times a monthly cost of insurance rate that varies by the
                                                                             Insured's Issue Age, sex, Rate Class and duration since
                                                                             issue

              Waiver of Monthly Deduction.......... ........................ a rate that varies by sex and age multiplied by the amount of the Monthly Deduction


              Accidental Death Benefit............. ........................ a monthly rate that varies by sex and age multiplied by the amount of accidental death benefit coverage


              Guaranteed Insurability Option................................ a rate that varies based on the age at which you purchase the rider but which is then fixed, multiplied
                                                                             by the amount the rider permits you to increase the
                                                                             Face Amount

              Guaranteed Death Benefit ..................................... $0.01 per thousand of Face Amount per month

              Payment of Mission Costs...................................... a level monthly charge ranging from $1.65 to $4.25

              Accelerated Care Rider........................................ a monthly charge per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction,
                                                                             which vary based on the age and gender of the
                                                                             Insured, and the benefit options selected

              Chronic Care Protection Rider................................. a monthly charge per $1,000 of Face Amount which varies based on the age and gender of the Insured, and the
                                                                             benefit options selected


              Accelerated Benefit Rider..................................... No charge


ANNUAL EXPENSES OF UNDERLYING FUNDSa (for the year ended December 31, 2001):




                                                                  Management              Other                Total
                                                              Fee, after expense        Expenses,            Expenses,
                                                                 reimbursement        after expense        after expense
                                                                                      reimbursement        reimbursement
                                                                 -------------        -------------        -------------

Sentinel Variable Products Trust
       Common Stock Fund                                             0.21%                0.27%                0.48%
       Growth Index Fund                                             0.00%                0.60%                0.60%
       Mid Cap Growth Fund                                           0.36%                0.35%                0.71%
       Money Market Fund                                             0.09%                0.31%                0.40%
       Small Company Fund                                            0.13%                0.44%                0.57%
The Alger American Fund
       Alger American Growth Portfolio                               0.75%                0.06%                0.81%
       Alger American Leveraged AllCap Portfolio                     0.85%                0.07%                0.92%
       Alger American Small Capitalization Portfolio                 0.85%                0.07%                0.92%
American Century Variable Portfolios, Inc.
       VP Income & Growth Portfolio                                  0.70%                0.00%                0.70%
       VP Value Portfolio(b)                                         0.97%                0.00%                0.97%
The Dreyfus Socially Responsible Growth Fund, Inc.
       Initial Shares                                                0.75%                0.03%               0.78%(c)
Fidelity Variable Insurance Products Funds
       Equity Income Portfolio                                       0.48%                0.09%                0.57%
       Growth Portfolio                                              0.58%                0.07%                0.65%
       High Income Portfolio                                         0.58%                0.12%                0.70%
       Overseas Portfolio                                            0.73%                0.14%                0.87%
       Contrafund Portfolio                                          0.58%                0.06%                0.64%
       Index 500 Portfolio                                           0.24%                0.04%                0.28%
       Investment Grade Bond                                         0.43%                0.11%                0.54%
INVESCO Variable Investment Funds, Inc.
       VIF - Dynamics Fund                                           0.75%                0.33%                1.08%
       VIF - Health Sciences Fund                                    0.75%                0.31%                1.06%
       VIF - Technology Fund                                         0.75%                0.32%                1.07%
J.P. Morgan Series Trust II
       JPMorgan International Opportunities Portfolio                0.60%                0.60%                1.20%
       JPMorgan Small Company Portfolio                              0.60%                0.55%                1.15%
Market Street Fund
       Bond Portfolio                                                0.40%                0.28%                0.68%
       Balanced Portfolio                                            0.55%                0.27%                0.82%
Neuberger Berman Advisers Management Trust
       Partners Portfolio                                            0.82%                0.05%                0.87%
Strong Variable insurance Funds, Inc.
       Mid Cap Growth                                                0.75%                0.44%                1.19%
Strong Opportunity Fund II                                           0.75%                0.35%                1.10%

(a) The fund expenses shown above are assessed at the underlying fund level and are not direct charges against the subaccounts. These underlying fund expenses are taken into consideration in computing each underlying fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying fund. The information relating to the underlying fund expenses was provided by the underlying funds. We did not independently verify it.

(b) The fund has a stepped fee schedule, as assets increase the management fee generally decreases.

(c) The figures in the above Expense Table are for the initial share class for the fiscal year ended December 31, 2001. Actual expenses in future years may be higher or lower than the figures given above.

In the absence of any voluntary fee waivers or expense reimbursements, the management fees, other expenses, and total expenses of the funds listed below would have been as follows:



                                                              Management             Other             Total Mutual
                                                                 Fees               Expenses          Fund Expenses
                                                              ----------             -----             ------------

SVPT Common Stock Fund                                          0.47%                0.27%                0.74%
SVPT Growth Index Fund                                          0.30%                2.00%                2.30%
SVPT Mid Cap Growth Fund                                        0.49%                0.35%                0.84%
SVPT Money Market Fund                                          0.25%                0.31%                0.56%
SVPT Small Company Fund                                         0.50%                0.44%                0.94%
Fidelity VIP Fund-Equity Income Portfolio                       0.48%                0.10%              0.58% (1)
Fidelity VIP Fund-Growth Portfolio                              0.58%                0.10%               0.68%(1)
Fidelity VIP Fund-High Income Portfolio                         0.58%                0.13%               0.71%(1)
Fidelity VIP Fund-Overseas Portfolio                            0.73%                0.19%               0.92%(1)
Fidelity VIP Fund-Index 500 Portfolio                           0.24%                0.11%               0.35%(2)
Fidelity VIP Fund-Contrafund Portfolio                          0.58%                0.10%               0.68%(1)
JPMorgan International Opportunities                            0.60%                0.80%                1.40%
Market Street Bond Portfolio                                    0.40%                0.29%                0.69%
Strong Mid Cap Growth Fund II                                   0.75%                0.61%                1.36%
Strong Opportunity Fund II                                      0.75%                0.60%                1.35%

(1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

(2) The fund manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.28%, respectively.

We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; except that a National Life affiliate has committed to the SEC to maintain the above expense reimbursement arrangements for Sentinel Variable Products Trust until December 31, 2002; if they are terminated, the affected Portfolios' expenses may increase.

         Premium Tax Charge. We deduct a premium tax charge from each premium payment, to cover the cost of state and local premium taxes, and the federal DAC tax. This charge is 3.25% of each premium. For qualified employee benefit plans, the charge will be 2.00% of each premium rather than 3.25%. We may change the amount of the charge deducted from future premiums if the applicable law changes. (See "Premium Tax Charge," Page 27.)

         Monthly Deductions. On the date of issue and each month thereafter, we will take a deduction from the Accumulated Value equal to the sum of:

         (a)      the monthly cost of insurance charge
         (b)      the monthly administrative charge, and
         (c) if applicable, a charge for any additional benefits added by rider.

         We calculate the monthly cost of insurance charge by multiplying the net amount at risk (that is, the unadjusted death benefit less the policy's Accumulated Value) by the applicable cost of insurance rate(s). These rates will depend upon the age, sex, and rate class of the insured person, the time the coverage has been in force, your policy size, and on our expectations of future mortality and expense experience. Our cost of insurance rates cannot exceed the guaranteed maximum cost of insurance rates set forth in your policy. These guaranteed maximum rates are based on the insured person's age, sex, rate class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance Charge," Page 29.)

         The monthly administrative charge is $7.50. In Texas and New York, this charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1000 of Face Amount (See "Monthly Administrative Charge," Page 31.)

         After 10 years, we currently intend to apply an enhancement under which the Monthly Deductions will be reduced by 0.50% per annum of the Accumulated Value in the separate account. (See "Separate Account Enhancement," Page 31.) However, we do not guarantee such an enhancement, except as required by the state of issue.

         Surrender Charge. We impose a surrender charge if you surrender your policy or it lapses at any time during the first 15 years after the policy issue date or the date of any face amount increase. The surrender charge consists of a deferred administrative charge and a deferred sales charge. (See "Surrender Charge," Page __.)


         The deferred administrative charge is generally initially $2 per $1,000 of initial face amount and of each subsequent face amount increase. The charge is lower for coverage issued to insureds younger than 25 at issue. After the first five years from the issue or increase date, the deferred administrative charge declines linearly by month until the end of the fifteenth year from issue date or increase date, when it becomes zero.


        The deferred sales charge is based on the initial face amount as well as the face amount of any subsequent face amount increase, and the age, sex, and rate class of the insured person. These deferred sales charges range from $1.10 per $1000 of initial face amount to $37.75 per $1000 of initial face amount for different age, sex and rate classes. The initial face amount and each subsequent face amount increase will each be unique coverage segments. For each coverage segment the deferred sales charge will be level for the first five years after the issue of the coverage segment, and then will decline linearly by month through the end of the fifteenth year of the coverage segment as measured from the coverage segment issue date. The deferred sales charge at issue will be shown in your Policy.


         Appendix B to this Prospectus contains a table showing the deferred sales charge for male and female nonsmokers and smokers at each age at the time a policy is issued, expressed as a dollar amount per $1,000 of initial face amount.

         Daily Charge Against the Separate Account (Mortality and Expense Risk Charge). We assess a daily charge for assuming certain mortality and expense risks incurred in connection with the policies. This charge is currently 0.90% annually of the average daily net assets of the separate account. (See "Mortality and Expense Risk Charge," Page 32.)

         Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page 32.)

         Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of five transfers in any one year. (See "Transfer Charge," Page 32.)

         Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page 32.)

         Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".


        We offer optional benefits. We may charge you for these benefits.



        We pay compensation to broker-dealers who sell the Policies. (See "Distribution of Policies, page )


LOAN PRIVILEGE

         After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

         We charge interest on Policy loans at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable. When you take a policy loan, we will hold Accumulated Value in the general account as collateral for the policy loan. We credit interest on amounts held in the general account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

         We currently plan to credit interest on Accumulated Value held as collateral for loans in the general account for policies that are more than 10 years old at rates which are 0.50% per annum higher than those that apply to policies still in their first ten years. This enhancement is not guaranteed, however, except where required by the state of issue, as in New York. We may decide, in our sole discretion, upon prior notice to policy owners, not to credit this enhancement. We also currently plan to make preferred loans available when a policy is 10 years old. These preferred loans will be limited in amount. For these preferred policy loans, we will credit interest on the amount held in the general account as collateral at an annual rate of 6%. However, we are not obligated to continue to make preferred loans available, and we will make these loans available in our sole discretion. (See "Loan Privileges," Page 34.)

         Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

WITHDRAWAL OF CASH SURRENDER VALUE

         After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500 (except that we may permit smaller withdrawals for employee benefit plans). Withdrawals cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the general account until all the value in the separate account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page 34)

SURRENDER OF THE POLICY

         You may surrender your policy at any time and receive the cash surrender value, if any. The cash surrender value will equal the Accumulated Value less any policy loan with accrued interest and any surrender charge. (See "Surrender Privilege," Page 34.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page 37.

TAX TREATMENT

         Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in cash surrender value while your policy remains in force. Also, your beneficiary generally should not be taxed on death benefit proceeds. We believe that a policy issued on a standard rate class basis generally should meet the
Section 7702 definition of a life insurance contract. For policies issued on a substandard basis, there is insufficient guidance to determine if such a policy would in all situations satisfy the Section 7702 definition of a life insurance contract, particularly if you pay the full amount of premiums permitted under the policy. (See "Tax Status of the Policy," Page 45.)

         A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 45.

         If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," Page 46.)

OTHER POLICIES

         We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

         Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the cash surrender value to vary are included in Appendix A commencing on Page A-1.

         These illustrations of hypothetical values may help you understand the long-term effects of different levels of investment performance, of charges and deductions, and of electing one or the other death benefit option. They may also be useful in generally comparing and contrasting this policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

         If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

             NATIONAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT,
                                       AND
                                    THE FUNDS

NATIONAL LIFE INSURANCE COMPANY



         National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 2001, National Life's consolidated assets were over $10.1 billion. (See "Financial Statements," Page F-1.)



THE SEPARATE ACCOUNT

         We established the Separate Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the policies, other policies we currently issue, and other variable life insurance policies we may issue in the future.

         The Separate Account's assets are the property of National Life. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Separate Account that fund other variable life insurance policies. The Separate Account may also include amounts derived from expenses we have charged to the Policies (and other policies) which we currently hold in the Separate Account, and amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to our General Account.

         The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "separate account" under Federal securities laws.

         You may choose among the Subaccount options described below. However, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any one Policy over its entire life to 16 different Subaccounts.

         The Separate Account purchases and redeems shares of the portfolios at net asset value. The Separate Account automatically reinvests all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, the Separate Account does not pay portfolio dividends or portfolio distributions out to you as additional units, but instead reflects them in unit values.

         Before choosing to allocate your net premium payments and Accumulation Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the portfolios.

         Not all portfolios may be available in all states or in all markets.

SENTINEL VARIABLE PRODUCTS TRUST


         The Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Subaccounts of the Variable Account invest in shares of Sentinel Variable Products Trust, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Sentinel Variable Products Trust shares represents an interest in a separate portfolio within the Trust.


         The investment objectives of Sentinel Variable Products Trust's Funds are set forth below.

         The Common Stock Fund. The Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole, by investing in a diverse group of common stocks of well-established companies.

         The Mid Cap Growth Fund. The Mid Cap Growth Fund seeks growth of capital, by focusing its investments on common stocks of mid-sized growing companies. Income is not a factor in selecting stocks.

         The Small Company Fund. The Small Company Fund seeks growth of capital, by investing mainly in common stocks of small companies that National Life Investment Management believes have attractive growth potential and are attractively valued. Income is not a factor in selecting stocks.

         The Growth Index Fund. The Growth Index Fund seeks to match, as closely as possible before expenses, the performance of the S&P 500/BARRA Growth Index, by investing in common stocks of the companies comprising the Index in approximately the same weightings as the Index.

         The Money Market Fund. The Money Market Fund seeks as high a level of current income as is consistent with stable principal values and liquidity by investing exclusively in dollar-denominated money market instruments, including U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations.


         NL Capital Management, Inc. ("NLCM") manages each of the Funds of Sentinel Variable Products Trust. NLCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. NLCM is a wholly owned subsidiary of National Life.

ALGER AMERICAN FUND

         The Separate Account has three Subaccounts which invest exclusively in shares of Portfolios of the Alger American Fund. The Alger American Fund is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series of shares, each of which represents an interest in a Portfolio of the Alger American Fund.

         The investment objectives of the Portfolios of the Alger American Fund in which the Subaccounts invest are set forth below.

         Alger American Growth Portfolio. This Portfolio seeks long-term capital appreciation by focusing on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


         Alger American Leveraged AllCap Portfolio. This Portfolio seeks long-term capital appreciation. It invests in the equity securities of companies of any size which demonstrate promising growth potential. This Portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


         Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

         The Alger American Alger American Growth Portfolio, the Alger American Leveraged AllCap Portfolio and the Alger American Small Capitalization Portfolio are managed by Fred Alger Management, Inc.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

         The Separate Account has one Subaccount which invests exclusively in shares of the VP Value portfolio, and one Subaccount which invests exclusively in shares of VP Income & Growth portfolio, each of which are series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.

         The investment objectives of the Portfolios of American Century Variable Portfolios, Inc. in which the Subaccounts are expected to invest are set forth below.

         VP Value. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


         VP INCOME & GROWTH. To seek long-term capital growth. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.


         The VP Value Portfolio and the VP Income & Growth Portfolio of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

         The Variable Account has one Subaccount which invests exclusively in shares of The Dreyfus Socially Responsible Growth Fund, Inc. This Fund is registered with the SEC as a diversified open-end management investment company.

         The investment objective of The Dreyfus Socially Responsible Growth Fund, Inc. is set forth below.


         The Dreyfus Socially Responsible Growth Fund, Inc. The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund normally invests at least 80% of its assets in the common stock of companies that Dreyfus believes, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


         The Dreyfus Socially Responsible Growth Fund, Inc. is managed by The Dreyfus Corporation.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS


         The Separate Account has seven Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Funds ("VIP Funds"). The VIP Funds are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the VIP Funds.

         The Equity-Income, Growth, High Income, Overseas, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Funds are managed by Fidelity Management and Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors for the Overseas Portfolio.

         The investment objectives of the Portfolios of the VIP Funds in which the Subaccounts invest are set forth below.


         Equity-Income Portfolio. This Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Composite Index of 500 Stocks ("S&P 500"). FMR normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

         Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.


         High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Funds, which should be read carefully before investing.


         Overseas Portfolio. This Portfolio seeks long term growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in foreign securities. FMR normally invests the Portfolio's assets primarily in common stocks.

         Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

         Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

         Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital. It normally invests in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

INVESCO VARIABLE INVESTMENT FUNDS, INC.

         The Variable Account has three Subaccounts which invests exclusively in shares of the following three series of INVESCO Variable Investment Funds, Inc.:

         INVESCO VIF - Dynamics Fund
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund

         INVESCO Variable Investment Funds, Inc. is a mutual fund registered with the SEC as a diversified open-end management investment company issuing shares of a number of Funds.

         The investment objectives of the INVESCO Variable Investment Funds, Inc. Funds in which the Subaccounts invest are set forth below.


          INVESCO VIF - DYNAMICS FUND. This Fund seeks capital appreciation.
The Portfolio normally invests at least 65% of its assets in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Midcap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. The Fund also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other factors that INVESCO believes will lead to rapid sales or earnings growth.

        INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

         INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

THE INVESCO VIF DYNAMICS FUND, Health Sciences Fund and Technology Fund are managed by INVESCO Funds Group, Inc.

J.P. MORGAN SERIES TRUST II


         The Separate Account has one Subaccount which invests exclusively in shares of the JPMorgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of JPMorgan Small Company Portfolio, each of which are series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares.

       The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below.

       JPMORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO. Seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

       JPMORGAN SMALL COMPANY PORTFOLIO. Seeks to provide a high total return from a portfolio of small company stocks. The Portfolio invests at least 80% of the value of its assets in small and medium sized U.S. companies whose market capitalizations are greater than $100 million and less than $2 billion, typically represented by the Russell 2000 Index The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.


         The JPMorgan International Opportunities Portfolio and the JPMorgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc.



MARKET STREET FUND



         The Bond and Managed Subaccounts of the Separate Account invest in shares of Market Street Fund, a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund.


         The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below.


         The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers.



         The Balanced Portfolio (formerly the Managed Portfolio). The Balanced Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.


         Market Street Investment Management Company ("MSIM") serves as the investment adviser to both the Balanced and Bond Portfolios. MSIM uses a "specialist" investment subadviser to manage each of the Portfolios. The subadviser for the Balanced Portfolio is Fred Alger Management Inc., and the subadviser for the Bond Portfolio is Western Asset Management Company.


NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

         The Separate Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each Portfolio represent an interest in that Portfolio.

         The investment objectives of the Partners Portfolio are set forth below.

         Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid- to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

         The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.

         The Separate Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company.

         The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below.


       MID CAP GROWTH FUND II . This Fund invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell MidcapTM Index at the time of investment.

       STRONG OPPORTUNITY FUND II, INC. . This Fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's Private Market Value.


         The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc.

OTHER INFORMATION



         Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Separate Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by us. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2001, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:




---------------------------------------------------- --------------------- ---------------------------------------
                                                                              Revenues National Life Received
         Portfolios of the                               % of Assets                   During 2001
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
Alger American Fund                                          0.10%                     $ 19,000.46
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
American Century Variable Portfolios, Inc.                   0.20%                     $  7,189.21
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
Dreyfus Socially Responsible Growth Fund, Inc.               0.20%                     $         0
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
Fidelity VIP Funds                                           0.10%*                    $ 55,059.00
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
INVESCO Variable Investment Funds, Inc.                      0.25%                     $  2,638.76
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
Neuberger Berman Advisers Management Trust                   0.15%                     $    852.82
---------------------------------------------------- --------------------- ---------------------------------------
---------------------------------------------------- --------------------- ---------------------------------------
Strong VIF and Opportunity Fund II                           0.20%                     $ 15,089.31
---------------------------------------------------- --------------------- ---------------------------------------


* 0.05% of assets with respect to the Index 500 Portfolio


These arrangements may change from time to time, and may include more Funds in the future.

         Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

         Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

         Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

         Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

         The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

         In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.


         Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 2001.



         The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the Mortality and Expense Risk Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.


         Returns are not annualized for periods under one year.



                                                                                   FOR THE YEAR ENDED DECEMBER
                                                                         ----------------------------------------------


                                                  Subaccount        2001        2000       1999       1998        1997       1996
                                                   Effective
                                                     Date
                                                 -----------------------------------------------------------------------------------

Sentinel Variable Products Trust
         Common Stock                              3/18/1996       -8.92%       8.81%     2.04%      12.49%     26.32%      13.41%
         Mid Cap Growth                            3/18/1996      -24.94%      -1.76%    37.57%      14.43%     30.41%      10.62%
         Money Market                              3/13/1996        2.78%       5.17%     3.97%       4.39%      4.39%       3.36%
         Small Company                             3/13/1996        4.40%      37.22%    14.88%       6.93%     20.13%      13.29%
         Growth Index                              12/1/2000      -14.22%      -4.37%       N/A         N/A        N/A         N/A

Alger
         Alger American Growth Portfolio           3/13/1996      -12.61%     -15.53%    32.55%      46.75%     24.63%       6.94%
         Alger American Leveraged All Cap          12/1/2000      -16.68%      -0.94%       N/A         N/A        N/A         N/A
         Alger American Small Capitalization       3/13/1996      -30.15%     -27.85%    42.14%      14.50%     10.40%       0.53%

American Century Variable Portfolios, Inc.
         VP Value Portfolio                        8/3/1998        11.81%      17.09%    -1.73%       4.28%        N/A         N/A
         VP Income & Growth Portfolio              8/3/1998        -9.18%     -11.41%    16.97%       9.86%        N/A         N/A

Dreyfus
         Dreyfus Socially Responsible Growth       12/1/2000      -23.27%      -0.43%       N/A         N/A        N/A         N/A

Fidelity Variable Insurance Products Funds
         Equity Income                             3/13/1996       -5.81%       7.46%     5.38%      10.63%     26.97%      10.18%
         Growth                                    3/13/1996      -18.39%     -11.77%    36.21%      38.25%     22.38%       9.09%
         High Income                               3/13/1996      -12.52%     -23.16%     7.19%      -5.18%     16.62%       9.61%
         Overseas                                  3/13/1996      -21.87%     -19.83%    41.36%      11.75%     10.56%      11.54%
         Contrafund                                5/1/1997       -13.03%      -7.45%    23.15%      28.82%     22.58%         N/A
         Index 500                                 5/1/1997       -12.89%     -10.11%    19.44%      27.18%     21.91%         N/A
         Investment Grade Bond                     12/1/2000        7.49%       2.04%       N/A         N/A        N/A         N/A

INVESCO Variable Investment Funds
         Dynamics Fund                             12/1/2000      -31.76%       3.22%       N/A         N/A        N/A         N/A
         Health Sciences Fund                      12/1/2000      -13.37%       4.81%       N/A         N/A        N/A         N/A
         Technology Fund                           12/1/2000      -46.31%      -4.03%       N/A         N/A        N/A         N/A

J.P. Morgan Series Trust II
         International Opportunities Portfolio     8/3/1998       -19.87%     -16.59%    35.44%      -2.91%        N/A         N/A
         Small Company Portfolio                   8/3/1998        -8.85%     -12.11%    43.11%       0.03%        N/A         N/A

Market Street Fund,
         Bond Portfolio                            3/13/1996        6.44%       8.61%    -4.17%       7.26%      8.53%       2.82%
         Balanced Portfolio                        3/13/1996       -7.85%       7.79%     0.00%      11.50%     20.16%       8.43%

Neuberger Berman Advisers Management Trust
         Partners Portfolio                        8/3/1998        -3.70%      -0.19%     6.41%       2.11%        N/A         N/A

Strong Variable Insurance Funds, Inc.
         Mid Cap Growth Fund                       8/3/1998       -31.39%     -15.60%    88.19%      13.20%        N/A         N/A

Strong Opportunity Fund II                         8/3/1998        -4.57%       5.65%    33.70%       4.20%        N/A         N/A



THE GENERAL ACCOUNT

         For information on the General Account, see Page 38.


                    DETAILED DESCRIPTION OF POLICY PROVISIONS


         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.


    DEATH BENEFIT

         General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the Insured's death (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page 40.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions.


         If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our general account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.


         Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 20.

         Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)      the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table below:

         Attained Age         Percentage         Attained Age      Percentage
         ------------         ----------         ------------      ----------
         40 and under         250%               60                130%
            45                215%               65                120%
            50                185%               70                115%
            55                150%               75 and over       105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

         Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

         Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

         Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)      the Face Amount of the Policy plus the Accumulated Value, and

(b) the Accumulated Value multiplied by the specified percentage shown in the table above.

         Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

         Under Option B, a Policy with a face amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

         At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

         Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

         Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option in effect by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

         On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

         On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

         If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

         A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

         How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

         Optional Additional Protection Benefit Rider. As discussed in more detail under Optional Benefits on page __, we offer an Additional Protection Benefit Rider. This Rider provides a death benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this Rider, the definition of the Unadjusted Death Benefit described above will be modified.

         Under Option A the Unadjusted Death Benefit will equal the greater of:

(a) Face Amount of the base policy plus the Additional Protection Benefit amount; and

(b)      The Accumulated Value multiplied by the specified percentages.

         The Unadjusted Death Benefit under Option B will equal the greater of:

(a) Face Amount of the base policy plus the Additional Protection Benefit amount described in the Rider plus the Accumulated Value; and

(b)      The Accumulated Value multiplied by the specified percentages.


The death benefit under the Additional Protection Benefit Rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the death benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.


ABILITY TO ADJUST FACE AMOUNT

        You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page 45.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

         Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2000). You may not increase the Face Amount after the Insured's Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured's insurability.

         On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

        An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page 29).

         Each increase in face amount will begin a new period of surrender charges in effect for 15 years from the date of the increase. This additional surrender charge is based on the face amount of the increase only. We describe this additional surrender charge in detail in the Surrender Charge section on page 27.

         Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is generally currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

         A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges.

         For purposes of determining the Cost of Insurance Charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

         (a) first, the increase in Face Amount provided by the most recent increase;

         (b) then the next most recent increases, in inverse chronological order; and finally

         (c)      the Initial Face Amount.

HOW THE DURATION OF THE POLICY MAY VARY

         Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Minimum Guarantee Premium. You have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page 26.)

          In addition, an optional Guaranteed Death Benefit Rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect:

    -    the Net Premiums paid

    -    the investment performance of the Portfolios you have chosen

    - the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account

    -    any transfers

    -    any Withdrawals

    -    any loans

    -    any loan repayments

    -    any loan interest charged, and

    -    charges assessed on the Policy.

         Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a Subaccount of the Separate Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         Net Investment Factor. Each Subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio or series.

         The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See "Charges and Deductions - Mortality and Expense Risk Charge," Page 32.)

         Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each Subaccount of the Separate Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the General Account (See "The General Account," Page 38.)

PAYMENT AND ALLOCATION OF PREMIUMS


         Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.



         The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Distribution of Policies," Page 52.) A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy since the tax-favored arrangement itself provides for tax-sheltered growth.

         From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer "no" to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

         The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a)      the 90th day from the date of the agreement;

(b)      the date that insurance takes effect under the Policy;

(c)      the date a policy, other than as applied for, is offered to you;

(d) three days (five days in New York) from the date we mail a notice of termination of coverage;

(e) the time you first learn that we have terminated the temporary life insurance; or

(f)      the time you withdraw the application for life insurance.

         We offer a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted has been in force for at least twelve months, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

         The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

         We also offer a one time credit to Home Office employees who purchase a VariTrak Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.


           We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

           TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.


         Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

         You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider, in either case so long as you have paid the Minimum Guarantee Premium).

         Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk. This will produce lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         Premium Limitations. The Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the

Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page 45)

         Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

         Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (See "Telephone Transaction Privilege," Page 36) You must make allocations in whole number percentages of at least 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

         We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the Subaccounts selected in the application based on your instructions.


         For example, assume a Policy was issued with Net Premiums to be allocated 25% to the SVPT Common Stock Subaccount, 25% to the Bond Subaccount and 50% to the General Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the SVPT Common Stock Subaccount and 50% to the Bond Subaccount.



           The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.


         Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page 36) Transfers between and among the Subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Separate Account to another Subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see "Transfers from General Account," Page 39.

         Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five or twelve free transfers in any Policy Year:

     -   transfers resulting from Policy loans

     - transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

     - transfers resulting from the exercise of the transfer rights described on Page 25 (see "Policy Rights - Other Transfer Rights," Page 37), and

     - the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

         Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as you pay the Minimum Guarantee Premium.

         In addition, if you purchase the Guaranteed Death Benefit Rider, and pay the Minimum Guarantee Premium as of each Monthly Policy Date, your Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy if longer, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. If you purchase the Guaranteed Death Benefit Rider, your Minimum Guarantee Premium will be higher than if you do not purchase the Guaranteed Death Benefit Rider. (See "Optional Benefits - Guaranteed Death Benefit," Page 43.)

         The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured's insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Death Benefit Guarantee Rider may be reinstated.

         Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of the chosen Subaccounts is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the purpose for which the Policy was purchased. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Subaccount investment performance and the amount of a Policy loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page 45.)

         For Policies that are intended to be used in multiple employer welfare benefit plans established under ss.419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. Congress has recently considered legislation that might remove some or all of the tax advantage of these plans and the Internal Revenue Service has raised questions about certain of these arrangements under existing law. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called "ss.419 plans." We recommend that you seek independent tax advice with respect to applications in which you seek particular tax consequences.


         Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.


                             CHARGES AND DEDUCTIONS

      Charges will be deducted in connection with the Policy to compensate us for:

         (a) providing the insurance and other benefits set forth in the Policy;

         (b)      administering the Policy;

         (c) assuming certain mortality and other risks in connection with the Policy; and

         (d) incurring expenses in distributing the Policy including costs associated with printing prospectuses and sales literature and sales compensation.


         We may realize a profit from any charges. We may use any profit for any purpose, including payment of distribution expenses.


PREMIUM TAX CHARGE

         We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%.

         The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

SURRENDER CHARGE

         We impose a Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a face amount increase.

         Deferred Administrative Charge. The Deferred Administrative Charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy years since issue or increase, it declines linearly by Policy Month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample issue ages are shown below:

                  Sample                  Charge per $1000
                  ------                  ----------------

                  Issue Age               of Face Amount
                  ---------               --------------
                  0 - 5                        None
                  10                          $0.50
                  15                          $1.00
                  20                          $1.50
                  25 - 85                     $2.00

         For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The Deferred Administrative Charge has been designed to cover actual expenses for the issue and underwriting of Policies, and is not intended to produce a profit.

         Deferred Sales Charge. The Deferred Sales Charges are presented in Appendix B to this Prospectus. Appendix B expresses the Deferred Sales Charge as a dollar amount per $1,000 of initial face amount. There will be a deferred sales charge associated with the initial policy face amount as well as with each subsequent face amount increase. Each such portion of the deferred sales charge will have a duration of fifteen policy years as measured from the issue date of the corresponding face amount. Each portion of the deferred sales charge will be level for the first five policy years then decrease linearly by Policy Month until the end of the fifteenth policy year.

         To illustrate the calculation of a Policy's Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

         Deferred Administrative Charge. The Deferred Administrative Charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The Deferred Administrative Charge reduces linearly by Policy Month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Administrative Charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy
         Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the Deferred Administrative Charge is zero. The schedule of Deferred Administrative Charges in effect for the first fifteen Policy Years is shown in the Policy.

         Deferred Sales Charge. The Deferred Sales Charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 x (100,000 / 1,000)).
         The Deferred Sales Charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the Deferred Sales Charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 - ($826 x (25/121))).
         After the completion of the 15th Policy Year, the Deferred Sales Charge is $0. The schedule of Deferred Sales Charges in effect for the first fifteen Policy Years is shown in the Policy.

         Surrender Charges for Policies Issued Prior to December 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your surrender charge will differ from the surrender charges described above in two respects.



         1) Your Deferred Sales Charge will be the lesser of the Deferred Sales Charge described above and an amount equal to the sum of the following:


                  (i) 30% of the premiums actually received up to one Surrender Charge target premium, plus

                  (ii) 10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus

                  (iii) 9% of all the premiums paid in excess of twice this amount.

         Appendix B to this Prospectus contains the Surrender Charge target premiums per $1,000 of initial face amount.

         2) There will be no Deferred Administrative Charge or Deferred Sales Charge with respect to increases in face amount.

MONTHLY DEDUCTIONS

         We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

         (a)      the Cost of Insurance Charge

         (b)      the Monthly Administrative Charge, and

         (c)      the cost of any additional benefits provided by Rider.


           The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Separate Account and the General Account. As provided on page __ , the Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.


         Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the age of the Insured and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's Value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

                  Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges paid by the Owner.

                  Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

         -        the Insured's Attained Age

         -        the Insured's sex

         -        the Insured's Rate Class, and

         - the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

                  For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

                  Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

         -        the Insured's Issue Age

         -        the Insured's sex

         -        the Insured's Rate Class

         -        the Policy's Duration, and

         -        the Policy's size.

                  Generally, the current cost of insurance rate for a given Attained Age will be less for an Insured whose Policy was issued more than 10 years ago, than for an Insured whose Policy was issued less than 10 years ago, other factors being equal. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, sex, and Rate Class, and with Policies of the same Duration and size.

                  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

                  Death benefit added through the use of the Additional Protection Benefit Rider can offer a cost savings over base policy death benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base policy. See the description of the rider under "Optional Benefits" on page 43.

                  We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

                  Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following rate classes:

         -        elite preferred nonsmoker

         -        preferred nonsmoker

         -        standard nonsmoker

         -        preferred smoker

         -        standard smoker

         -        juvenile, and

         -        substandard.

                  Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

                  The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

         Current cost of insurance rates will also vary by Policy size, in the following bands:

         -those with Face Amounts less than $250,000

         -those with Face Amounts between $250,000 and $999,999, inclusive; and

         -those with Face Amounts of $1,000,000 and over.

         Cost of insurance rates will be lower as the Policy size band is larger.

       Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction to help defray the expenses incurred in administering the Policy. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

       Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits", on Page 43 below.

       Separate Account Enhancement. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This separate account enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the separate account enhancement.

      The separate account enhancement is calculated on each Monthly Policy Date as .041572% (the monthly equivalent of 0.50% per annum) of the Accumulated Value in the Separate Account on the just prior Monthly Policy Date. For example, if the Accumulated Value in the Separate Account on the just prior Monthly Policy Date is $10,000, then the separate account enhancement calculated for the current Monthly Policy Date will be $4.16 ($10,000 X .00041572). To calculate the Monthly Deduction for the current Monthly Policy Date, we net the $4.16 separate account enhancement against the Monthly Deductions for Cost of Insurance, the Monthly Administrative Charge, and charges for any Optional Benefits.

MORTALITY AND EXPENSE RISK CHARGE

       We deduct a daily charge from the Separate Account at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each Subaccount of the Separate Account. This charge compensates us for the mortality and expense risks assumed in connection with the Policy. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy.

WITHDRAWAL CHARGE

       We will assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described on Page 39. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (twelve transfers in New York) in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

      If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

         -        Policy loans

         -        the exercise of the transfer rights described on Page 37

         - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts and

         - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five free or twelve transfers in any Policy Year.

PROJECTION REPORT CHARGE

         We may impose a charge (not to exceed $25 for Policies issued in New
York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

OTHER CHARGES

         The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on Page 4 above. More detailed information is contained in the Funds' Prospectuses which accompany this Prospectus.


      We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies. (See "Distribution of Policies,", page ___)


      We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

                          POLICY RIGHTS AND PRIVILEGES

LOAN PRIVILEGES

         General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, if the Insured is alive. To take a loan, you should send us a written request at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. (See "Telephone Transaction Privilege," Page 36) We will normally pay loan proceeds within seven days of a valid loan request.

         Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

         Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the Subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

         The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the Subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

         Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

         Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes.

      Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we currently intend to credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners we may, in our sole discretion, decide not to credit the enhancement.

         Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-Collateral Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

         Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 21 and "Policy Lapse," Page 26.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)

         IRC ss.1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as ss.1035 exchanges. The loan will be limited to 50% of the Accumulation Value of the transfer. The Accumulation Value held as collateral for the loan will be placed in the General Account.

         Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions Other Than Death Benefits from Modified Endowment Contracts," Page 46.)

SURRENDER PRIVILEGE


         You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request. (See "Other Policy Provisions - Payment of Policy Benefits", Page 40.)

         A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45).

WITHDRAWAL OF CASH SURRENDER VALUE

         You may withdraw a portion of your Policy's Cash Surrender Value at any time before the death of the Insured and, except for employee benefit plans, after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" on Page 32.

         You may specify how you would like us to take a Withdrawal from the Subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page 19.)

         Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

                  If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

                  For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

                  Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

                  If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

                  Under Option A, a policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

         Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

                  If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of
           $20,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

                  If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

                  Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay to you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

         Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page 29.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 26.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

         You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

         A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 45.)


           Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the "incidental insurance" rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the "incidental insurance" rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Policyowners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

FREE-LOOK PRIVILEGE

         The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends on the latest of:

         (a) 45 days after Part A of the application for the Policy is signed

         (b)      10 days after you receive the Policy

         (c) 10 days after we mail the Notice of Withdrawal Right to you, or

         (d)      any longer period provided by state law.

To cancel your Policy, you must return it to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE

         If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

         We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

         - requiring some form of personal identification prior to acting on instructions received by telephone

         -        providing written confirmation of the transaction, and

         - making a tape recording of the instructions given by telephone.


         Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.


OTHER TRANSFER RIGHTS

         Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers.

         Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that Subaccount to another Subaccount or to the General Account, without regard to any limits on transfers or free transfers.

         Exchange Right for Connecticut Residents. For eighteen months after the Date of Issue, Connecticut residents may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

     Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

         If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

         Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

         Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

       In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

         If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.

POLICY RIGHTS UNDER CERTAIN PLANS

         Policies may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan, and benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.


                               THE GENERAL ACCOUNT


         You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed. The General Account supports National Life `s insurance and annuity obligations. All assets in the General Account are subject to National Life's general liabilities from business operations.

         The General Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The General Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the General Account and the interests therein are generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

         The Accumulated Value not held as Collateral in the General Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

         Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

         We may change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shortening the period for which the interest rate applies to less than 12 months.

        We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

         Calculation of Non-loaned Accumulated Value in the General Account. The non-loaned Accumulated Value in the General Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

TRANSFERS FROM GENERAL ACCOUNT

         We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the Subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                             OTHER POLICY PROVISIONS

       Indefinite Policy Duration. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

       New York Policies - Reduced Paid-Up Benefit. Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.


        Payment of Policy Benefits. You may decide the form in which we pay Death Benefit proceeds. During the Insured's lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, we will apply the Death Benefit to the Settlement Option within seven days after we receive proof of the Insured's death at our Home Office, and all other requirements are satisfied.

        We will pay interest on the Death Benefit from the date of death until payment is made (by sending the checkbook referred to below). The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.


       We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us.

        If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.


         We will generally determine the amount of a payment on the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

         (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

         (2) except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

         We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 - Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

         We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.


          If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


         The Contract. The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

         Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the Insured's lifetime by sending us a written notice. The interest of any Beneficiary who dies before the Insured shall vest in you unless you otherwise provide.


        Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.


         Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the

Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

         The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.


         Assignments. You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.


         Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured's death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

         Suicide. If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

         If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

         Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

         Arbitration. Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

         The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator's award is not required to include factual findings or legal reasoning. Any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

       Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the insured person's death, the Death Benefit will be increased by dividends payable, if any.

         Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

         Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

                  Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

                  Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

                  Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

                  Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

                  Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

                  Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

                  50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

         We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

         You may include the following benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

         Additional Protection Benefit. If this rider has been approved in your state, the Additional Protection Benefit Rider may be used to provide a death benefit in addition to the death benefit provided on the Insured by the base policy.

         We will issue this rider for insured persons from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The Additional Protection Benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base policy (one times the coverage of the base policy where you have elected the Guaranteed Death Benefit Rider).


         As discussed under the "Death Benefit" on page , the base Policy's Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpiad Monthly Deductions. The Additional Protection Benefit modies the Unadjusted Death Benefit under your base Policy so that:


         Under Option A the Unadjusted Death Benefit will equal the greater of:

         (c) Face Amount of the base policy plus the Additional Protection Benefit amount; and

         (d)      The Accumulated Value multiplied by the specified percentages.

         The Unadjusted Death Benefit under Option B will equal the greater of:

         (c) Face Amount of the base policy plus the Additional Protection Benefit amount plus the Accumulated Value; and

         (d)      The Accumulated Value multiplied by the specified percentages.

         The monthly cost of this rider is the Additional Protection Benefit amount times a monthly cost of insurance rate that varies by the Insured's Issue Age, sex, Rate Class and duration since issue. We will add this cost to the Monthly Deduction on the Policy.

         Decreases in coverage apply to coverage segments based on effective date in reverse chronological order as described on page . With respect to base coverage and Additional Protection Benefit coverage with the same effective date, decreases will be performed against the Additional Protection Benefit amount first.


         Adding death benefit coverage to the Policy through the use of the Additional Protection Benefit Rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no surrender charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved the Company's most current form of the Rider, the death benefit coverage provided by the Additional Protection Benefit Rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the Guaranteed Death Benefit Rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years so long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the Rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state's law. The guaranteed cost of insurance rates associated with this Rider are equal to the guaranteed cost of insurance rates for the base Policy.

       There is no cash or loan value under the Additional Protection Benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

         The Additional Protection Benefit rider will terminate on the earliest of:

         -        the date your Policy terminates;

         - any Monthly Policy Date requested, if before that date we receive at our Home Office your written request for termination; or

         - if the Rider lapses because the Accumulated Value is not sufficient to pay a Monthly Deduction, and the required premium is not paid during the Rider's grace period.

         The Rider will not terminate if the Additional Protection Death Benefit becomes zero.

         THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.


        Waiver of Monthly Deductions. If you elect the Waiver of Monthly Deductions Rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this Rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, where the cost of this Rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.


        Accidental Death Benefit. The Accidental Death Benefit Rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this Rider, we will add the monthly cost of this Rider, which varies based on age and sex, to the Monthly Deduction on the Policy.


        Guaranteed Insurability Option. This Rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this Rider, we will add the monthly cost of this Rider, which is based on age at the time of purchase of the Rider and sex, to the Monthly Deduction on the Policy.


         Guaranteed Death Benefit. If you choose this Rider, we will guarantee that the Policy will not lapse prior to the Insured's Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy's investment performance. To keep this Rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the Guaranteed Death Benefit Rider will be higher than for those without the Guaranteed Death Benefit Rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the Rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the Rider cannot be reinstated.

         The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only for Issue Ages 0-65.

         If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated

Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

         If you increase the Face Amount of a Policy subject to the Guaranteed Death Benefit Rider, the Rider's guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

         If you have elected both the Waiver of Monthly Deductions Rider and the Guaranteed Death Benefit Rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the Guaranteed Death Benefit Rider in force during the period that Monthly Deductions are being waived.

         If you wish to keep this Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.


         If you purchase the both Guaranteed Death Benefit Rider and the Additional Protection Benefit Rider on your Policy, and the most current version of the Additional Protection Benefit Rider has been approved by your state, then during the first five Policy Years, the Guaranteed Death Benefit Rider will not protect the death benefit coverage provided by the Additional Protection Benefit Rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the death benefit coverage provided by the Additional Protection Benefit Rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the Guaranteed Death Benefit Rider will prevent lapse of both the death benefit coverage provided by the base Policy and the death benefit coverage provided by the Additional Protection Benefit Rider.


         THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS.

         Rider for Disability Benefit - Payment of Mission Costs. If you are buying your policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your policy the Rider for Disability - Payment of Mission Costs. Election of this benefit involves additional cost.

         This Rider, which is subject to the restrictions and limitations set forth in the Rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

         Benefits will be paid when the insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

         The monthly cost of this Rider is level, and varies by the age at issue and the sex of the insured (except for Policies issued in states which require "unisex" Policies, where the cost of this Rider will not vary by sex). The cost of the Rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the Rider will range from $1.65 to $4.25. The monthly cost of this Rider will be added to the Monthly Deduction on the Policy.

         THIS RIDER IS NOT AVAILABLE IN ALL STATES.


Accelerated Care Rider. We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes "chronically ill". The insured is deemed "chronically ill" if he or she:

        - is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

        - requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.


The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

        - we receive proof satisfactory to us that the Insured is chronically ill,

        - we receive a plan of care to address the Insured's chronic illness, and

        - 60 days have elapsed since the Insured began receiving "qualified long-term care services," as defined in the rider (we refer to this 60-day period as the "elimination period").


The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.


        The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.


        If your Policy's Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy's Accumulated Value.


        The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:




                                                      Percentage Limit
                   -------------------------------------------------------
                   Covered Service                   Option 1   Option 2
                   -------------------------------------------------------
                   Nursing Home Care                1.0%       2.0%
                   -------------------------------------------------------
                   Home Health Care                 1.0%       2.0%
                   -------------------------------------------------------
                   Adult Day Care                   0.5%       1.0%
                   -------------------------------------------------------



         The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care service during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

           If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

        When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy's values.


        Each time we make an accelerated care benefit payment, we will:


        - reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;


        - reduce your Policy's Face Amount (including any increase segments), Accumulated Value, and any surrender charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

        - reduce your Policy's Death Benefit to reflect reductions in your Policy's the Face Amount and Accumulated Value; and

        - reduce your Minimum Monthly Premium to reflect the reduction in your Policy's Face Amount.


          Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the rider will end.


        We will offer an optional inflation protection feature with this rider. This feature will increase the amount available for acceleration without increasing the Policy's Death Benefit. As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.


           We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the rider. The Owner may once again allocate new premiums or transfer Accumulated Value to Subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured; see "Transfers from the General Account", page 42.

        Charges for Rider. We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders", page .

        Tax Consequences. The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this rider to your Policy because guidance with respect to these requirements is limited. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders", page .





        Availability. The accelerated care rider is available both at issue and after issue subject to full medical underwriting. This rider will not be available in qualified plans. The accelerated care rider will not available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.


        In general, we will not issue the accelerated care rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.


        The accelerated care rider provides for certain exclusions from coverage Please see your rider for more details.

        Subject to approval in your state, the accelerated care rider is expected to be available by June 1, 2002.

        Chronic Care Protection Rider. We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.


While your Policy is in force, we will begin to pay benefits under this rider provided:


        - we receive proof satisfactory to us that the Insured is chronically ill,
        - we receive a plan of care to address the Insured's chronic illness, and
        - we have accelerated the entire Death benefit of the Policy under the accelerated care rider.


        We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured's care coordinator that the Insured remains chronically ill.


        Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not effect your Policy's values.


        The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.


                                                      PERCENTAGE LIMIT
             -------------------------------------------------------------------
             Covered Service                   Option 1   Option 2   Option 3
             -------------------------------------------------------------------
             Nursing Home Care               1.0%        2.0%       2.0%
             -------------------------------------------------------------------
             Home Health Care                1.0%        2.0%        2.0%
             -------------------------------------------------------------------
             Adult Day Care                  0.5%        1.0%       1.0%
             -------------------------------------------------------------------


             -------------------------------------------------------------------
             OPTION            BENEFIT PERIOD
             -------------------------------------------------------------------
             Option 1          Until the death or recovery of the Insured.
             -------------------------------------------------------------------
             Option 2          Until the death or recovery of the Insured.
             -------------------------------------------------------------------
             Option 3          Until an amount equal to the inflation adjusted
                               rider Face Amount has been paid under the rider.
             -------------------------------------------------------------------

         The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.


        This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years.

        An optional inflation protection feature will be available with this rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.


        Charges for Rider. We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection benefit rider. We will add this charge to your Monthly Deduction. The chronic care protection benefit rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the chronic care protection rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy's Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See "Tax Consequences Associated with Accelerated Care and Chronic Care Riders", page .

        Tax Consequences. The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. You should consult a tax adviser before adding this rider to your Policy because guidance with respect to such federal tax requirements is limited. (See "Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders," page ).


        In certain states, we may also offer a chronic care protection non-qualifying long-term care rider.

        Availability. The chronic care protection rider is available at issue and after issue subject to full medical underwriting. You may only elect this rider if you have elected the accelerated care rider. The chronic care protection rider will not be available in qualified plans. This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

        In general, we will not issue the rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.


        The chronic care rider provides for certain exclusions from coverage. Please see your rider for more details.

        Subject to approval in your state, this rider is expected to be available within a few weeks after the date of this Prospectus.

           ACCELERATED BENEFIT RIDER. This Rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this Rider are discounted. The following factors may be used in the determination of the accelerated Death
Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect. This Rider is not available in all states and its terms may vary by state. There is no cost for this Rider. It can be included in a Policy at issue, or it can be added after issue, for Insureds ages 0-85. The maximum amount payable under this Rider is $500,000. An Insured who has a chronic illness, as defined in the Rider, may not receive benefits under the Rider until a period of time not to exceed five years after the Rider's issue has passed. Although this is not guaranteed, we currently require that this waiting period be only two years.


        This Rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income. You should consult a tax advisor regarding the consequences of accelerating the death benefit under this Rider because guidance with respect to such federal tax requirements is limited.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


        In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.


         In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

         In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.


         Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

         Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


        If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.


        WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


         Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


           OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

        Accelerated Benefit Rider. We believe that payments received under the accelerated benefit rider should be excludable from the gross income of the beneficiary, except in certain business situations. However, you should consult a qualified tax adviser about the consequences of adding this Rider to a Policy or requesting payment under this Rider because guidance with respect to the tax treatment of this Rider is limited.



         Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.


TAX CONSEQUENCES ASSOCIATED WITH ACCELERATED CARE AND CHRONIC CARE RIDERS


        We believe that benefits payable under the Accelerated Care Rider and the Chronic Care Protection Rider should generally be excludable from gross income under the Internal Revenue Code (the "Code"). The exclusion of these benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code. While guidance is limited, we believe that the Accelerated Care and Chronic Care Protection Riders should each satisfy these requirements.


         In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care ("nonqualifying long-term care riders"). Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.


         You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the Chronic Care Protection Rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. (See "Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts," page __ and "Distributions Other Than Death Benefits from Policies that are Modified Endowment Contracts." page __) The tax treatment associated with the Monthly Deduction attributable to the Cost of the Accelerated Care Rider is unclear. You should consult a tax adviser regarding the treatment of these payments.


SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

         If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

         The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

         The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually.

         If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

         Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of
Section 401 of the Code.

         For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class. (See "Cost of Insurance Charge," Page 29.)

         Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

         There is no provision for misstatement of sex in the employee benefit plan Policies. (See "Misstatement of Age and Sex," Page 41.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 42.)

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

         In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus, other than Policies issued in states which require "unisex" policies (currently Montana) and employee benefit plan Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 48) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

                                  VOTING RIGHTS


         We will invest all of the assets held in the Subaccounts of the Separate Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

         We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares held in each Subaccount of the Separate Account for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

         If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. We will determine the number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions by dividing the Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

         If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or the Fund's Board of Directors if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

         Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

         The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with these laws or regulations.

         We may also take the steps listed below, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required:

         (1) to make changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

                  (i) operating the Separate Account as a management company under the 1940 Act

                  (ii) deregistering the Separate Account under the 1940 Act if registration is no longer required

                  (iii)    combining or substituting separate accounts

                  (iv) transferring the assets of the Separate Account to another separate account or to the General Account

                  (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

                  (vi) making other technical changes in the Policy to conform with any action described herein;

         (2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

         (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant (the new Subaccounts may not be available in all classes of Policies);

         (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

         (5) to modify the provisions of the Policies to comply with applicable laws.

         We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

         If your Policy has Accumulated Value in a Subaccount that is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the Subaccount or Subaccounts (or the General Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.


                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


         The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.


                                                     PRINCIPAL OCCUPATION
NAME AND POSITION                                    DURING THE PAST FIVE YEARS
----------------------------                         ---------------------------------------

Patrick E. Welch                                     1997 to present - Chairman of the Board
       Chairman of the Board, President              and Chief Executive Officer; 2001 to
       and Chief Executive Officer                   present - President;  1992 to 1997 -
                                                     Chairman of the Board, Chief Executive
                                                     Officer and President of GNA Corporation


Thomas H. MacLeay                                    1996 to 2001 - President and Chief
       Director                                      Operating Officer, National Life



Robert E. Boardman                                   1994 to present - Chairman of Hickok &
       Director                                      Boardman Financial Network
                                                     1967 to present - President of Hickok & Boardman Realty, Inc.


Jeremiah E. Casey                                    Former Chief Executive Officer, USA Allied
       Director                                      Banks of Dublin, Ireland, 1989-1998


A. Gary Shilling                                     1978 to present - President of A.
       Director                                      Gary Shilling & Company, Inc.



  Edward Bonach                                      2002 to present: Executive Vice President & Chief
       Executive Vice President                      Financial Officer; 1999 to 2001-  President of Special
       & Chief Financial Officer                     Markets, Allianz Life Insurance Company; 1993 to
                                                     1999 -Chief Financial Officer, Allianz Life Insurance Company


Rodney A. Buck                                       2000 to present - Executive Vice President and Chief
       Executive Vice President and                  Investment Officer; 1996 to 2000 - Senior Vice
       Chief Investment Officer                      President and Chief Investment Officer; 1996 to
                                                     present - Chairman, President & Chief Executive
                                                     Officer, NL Capital Management, Inc. ("NLCM");
                                                     1998 to present - Chief
                                                     Executive Officer -
                                                     Sentinel Advisors Company
                                                     ("SAC"); 1987 to 1997 -
                                                     Senior Vice President - SAC


Gregory H. Doremus                                   1998 to present:  Senior Vice President -
      Senior Vice President - New                    New Business & Customer Services; 1994 to 1998 -
      Business & Customer Services                   Vice President - Customer Services


Michele S. Gatto                                     1999 to present:  Senior Vice President & General
      Senior Vice President &                        Counsel; 1997 to 1999 -  Vice President, General Counsel
      General Counsel                                and Secretary, Massachusetts Casualty Insurance
                                                     Company; 1986 to 1997 - Vice President, Assistant
                                                     General Counsel, Assistant Secretary/Treasurer, and other
                                                     legal positions, The Paul Revere Corporation

Charles C. Kittredge                                 2000 to present: Senior Vice President - Marketing
      Senior Vice President - Marketing              Development and Operations; 1997 to 2000:  Senior Vice
      Development and Operations                     President - Sales and Distribution;  1993 to 1997: - Vice
                                                     President -Agency Financial Planning & Services

Wade H. Mayo                                         2000 to present: Senior Vice President; 1993 to
      Senior Vice President                          present: President and Chief Executive Officer - Life
                                                     Insurance Company of the Southwest ("LSW"); 1996 to
                                                     present: President - LSW National Holdings, Inc.1989 to
                                                     present: President & Director - Insurance Investors Life
                                                     Insurance Company


Joseph A. Miller                                     2000 to present: Senior Vice President; 1997 to
      Senior Vice President                          2000: Vice President & Director of Agencies;
                                                     1990 to 1997: Vice President - Southern Regional Office


Michael A. Tahan                                     1998 to present: Senior Vice President & Chief
      Senior Vice President &                        Information Officer; 1991 to 1998 - First Vice President
      Chief Information Officer                      & Chief Information Officer-Merrill Lynch Asset
                                                     Management



                            DISTRIBUTION OF POLICIES


         We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about ESI and its registered persons available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASDR Regulation describing its Public Disclosure Program. ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7,1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Separate Account pursuant to an Underwriting Agreement to which the Separate Account, ESI and National Life are parties.


         National Life has received approval to sell the Policies in all states and the District of Columbia. In Montana, only a uni-sex version is available.

         The directors of ESI are Patrick E. Welch and Rodney A. Buck, both of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:



         Kenneth R. Ehinger          President & Chief Executive Officer
         John M. Grab, Jr.           Senior Vice President & Chief Financial Officer
         Stephen A. Englese          Senior Vice President - Financial Products
         Gregory D. Teese            Vice President - Compliance
         Budd A. Shedaker            Assistant Vice President - Communications
         D. Russell Morgan           Counsel
         Sharon E. Bernard           Treasurer & Controller
         James K. McQueston          Secretary


         The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

         Agents who are ESI registered representatives are compensated for sales of the Policies on a commission basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the target amount, and 3% of premiums paid in excess of that amount. For Policy year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, agent commissions will not be more than 48.5% up to the target amount for the increase. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

        Dealers other than ESI will receive gross dealer concessions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the gross dealer concession will not be more than 50% up to the target amount for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1999, 2000 and 2001 were $8,313,405, $10,973,503 and $9,005,641 respectively.



                                 POLICY REPORTS


         Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

         -        the Face Amount

         -        the current Death Benefit

         -        any Policy loans and accrued interest

         -        the current Accumulated Value

         -        the non-loaned Accumulated Value in the General Account

         -        the amount held as Collateral in the General Account

         -        the value in each Subaccount of the Separate Account

         -        premiums paid since the last report

         -        charges deducted since the last report

         -        any Withdrawals since the last report, and

         -        the current Cash Surrender Value.

         In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

         We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

                                STATE REGULATION

         We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

         National Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                     EXPERTS


         The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP independent accountants, given on the authority of that firm as experts in accounting and auditing.




         Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary Vice President - Product Development of National Life.


                                  LEGAL MATTERS


         Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

         The Separate Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Separate Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.



                              FINANCIAL STATEMENTS

         The financial statements of National Life and of the relevant Subaccounts of the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY

ACCUMULATED                VALUE The sum of the Policy's values in the Separate
                           Account and the General Account.


ATTAINED AGE The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

BENEFICIARY                The person(s) or entity(ies) designated to receive
                           all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

CASH SURRENDER VALUE The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                 The portion of the Accumulated Value in the General
                           Account which secures the amount of any Policy loan.

DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code
                           Section 848.

DATE OF ISSUE The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT The Policy's Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

GENERAL ACCOUNT The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD               A 61-day period measured from the date on which
                           notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly
                           Deductions have been in excess of Cash Surrender
                           Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT
RIDER An optional Rider that will guarantee that the Policy will not lapse prior to Attained Age 70, or 20 years from the Policy's Date of Issue, if longer, regardless of investment performance, if the Minimum Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                National Life's Home Office at National Life Drive,
                           Montpelier, Vermont 05604.

INITIAL FACE AMOUNT The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSURED The person upon whose life the Policy is issued.

ISSUE AGE The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

MINIMUM FACE AMOUNT The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

MINIMUM GUARANTEE PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

MINIMUM INITIAL PREMIUM The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

MINIMUM MONTHLY PREMIUM    The monthly amount used to determine the Minimum
                           Guarantee Premium. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death
                           Benefit Option and any optional benefits selected. It is stated in each Policy.

MONTHLY ADMINISTRATIVE
CHARGE A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1000 of Face Amount.

MONTHLY DEDUCTION The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY POLICY DATE The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

NET PREMIUM The remainder of a premium after the deduction of the Premium Tax Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ANNIVERSARY The same day and month as the Date of Issue in each later year.

POLICY YEAR A year that starts on the Date of Issue or on a Policy Anniversary.

PREMIUM TAX CHARGE A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

RATE CLASS                 The classification of the Insured for cost of
                           insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker;
                           juvenile; and substandard.

RIDERS Optional benefits that an Owner may elect to add to the Policy at an additional cost.

SURRENDER                  CHARGE The amount deducted from the Accumulated Value
                           of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

UNADJUSTED DEATH BENEFIT   Under Option A, the greater of the Face Amount or the
                           applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death
                           Benefit Option is selected at time of application but may be later changed.

VALUATION DAY              Each day that the New York Stock Exchange is open for
                           business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.

VALUATION                  PERIOD The time between two successive Valuation
                           Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                 A payment made at the request of the Owner pursuant
                           to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The
                           Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

         The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

         The tables on Pages A-2 to A-7 illustrate a Policy issued to a male Insured, Age 40 in the Elite Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 for Death Benefit Option A, and $4,000 for Death Benefit Option B, in each case paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Mortality and Expense Risk Charge.

         The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.


         The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.90%, is 1.70%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.



         These asset charges reflect an investment advisory fee of 0.57%, which represents a simple average of the fees incurred by the Portfolios during 2001 and expenses of 0.23%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2001, adjusted, as appropriate, to take into account expense reimbursement arrangements expected to be in place for 2002. In the absence of the reimbursement arrangements for some of the Portfolios, the total asset charges reflected in the Current and Guaranteed Illustrations, including the Mortality and Expense Risk Charge, would have totaled an average of 1.82%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


         The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

         The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.


       Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.


         Upon request, National Life will provide a comparable illustration based upon the proposed Insured's Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3000           NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                    (NET ANNUAL RATE OF RETURN OF -1.70%)



                                             Premiums                            Guaranteed                               Current
                                           -------------------------------------   --------------------------------------
         End of      Accumulated                            Cash                                     Cash
         Policy     at 5% Interest           Accumulated   Surrender    Death      Accumulated    Surrender      Death
          Year        Per Year                  Value        Value     Benefit        Value         Value       Benefit
          ----       --------                   -----        -----     -------        -----        -----        --------
            1            3,150                  2,204         107       250,000       2,329            232      250,000
            2            6,458                  4,332       2,235       250,000       4,603          2,506      250,000
            3            9,930                  6,387       4,289       250,000       6,817          4,719      250,000
            4           13,577                  8,361       6,263       250,000       8,966          6,868      250,000
            5           17,406                 10,257       8,160       250,000      11,047          8,950      250,000

            6           21,426                 12,068      10,179       250,000      13,065         11,176      250,000
            7           25,647                 13,792      12,111       250,000      15,005         13,324      250,000
            8           30,080                 15,425      13,952       250,000      16,864         15,391      250,000
            9           34,734                 16,965      15,700       250,000      18,646         17,381      250,000
           10           39,620                 18,406      17,349       250,000      20,349         19,292      250,000

           11           44,751                 19,745      18,896       250,000      22,312         21,463      250,000
           12           50,139                 20,967      20,326       250,000      24,205         23,564      250,000
           13           55,796                 22,062      21,628       250,000      26,028         25,594      250,000
           14           61,736                 23,016      22,790       250,000      27,774         27,548      250,000
           15           67,972                 23,812      23,795       250,000      29,439         29,422      250,000

           16           74,521                 24,439      24,439       250,000      31,021         31,021      250,000
           17           81,397                 24,879      24,879       250,000      32,512         32,512      250,000
           18           88,617                 25,125      25,125       250,000      33,905         33,905      250,000
           19           96,198                 25,163      25,163       250,000      35,184         35,184      250,000
           20          104,158                 24,968      24,968       250,000      36,330         36,330      250,000

           25          150,340                 19,361      19,361       250,000      39,903         39,903      250,000

           30          209,282                  1,445       1,445       250,000      38,932         38,932      250,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.



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

                                  NATIONAL LIFE
           VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION A       ANNUAL PREMIUM $3000            NONSMOKER

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                   (NET ANNUAL RATE OF RETURN OF 4.20%)

                                                  Premiums                          Guaranteed                               Current
                                             -----------------------------------   ---------------------------------------
         End            Accumulated                          Cash                                    Cash
        Policy        at 5% Interest         Accumulated   Surrender      Death     Accumulated     Surrender      Death
         Year           Per Year                Value        Value       Benefit        Value         Value      Benefit
         ----           --------                -----        -----       -------        -----         -----      --------
          1               3,150                 2,355          257       250,000        2,484           386       250,000
          2               6,458                 4,769        2,672       250,000        5,056         2,959       250,000
          3               9,930                 7,246        5,149       250,000        7,714         5,617       250,000
          4              13,577                 9,784        7,686       250,000       10,458         8,360       250,000
          5              17,406                12,384       10,286       250,000       13,287        11,189       250,000

          6              21,426                15,040       13,151       250,000       16,207        14,318       250,000
          7              25,647                17,754       16,073       250,000       19,208        17,527       250,000
          8              30,080                20,526       19,052       250,000       22,290        20,816       250,000
          9              34,734                23,351       22,086       250,000       25,459        24,194       250,000
         10              39,620                26,229       25,171       250,000       28,718        27,660       250,000

         11              44,751                29,157       28,307       250,000       32,456        31,606       250,000
         12              50,139                32,124       31,483       250,000       36,330        35,689       250,000
         13              55,796                35,122       34,689       250,000       40,346        39,913       250,000
         14              61,736                38,139       37,914       250,000       44,508        44,283       250,000
         15              67,972                41,163       41,146       250,000       48,818        48,801       250,000

         16              74,521                44,183       44,183       250,000       53,283        53,283       250,000
         17              81,397                47,186       47,186       250,000       57,906        57,906       250,000
         18              88,617                50,165       50,165       250,000       62,688        62,688       250,000
         19              96,198                53,112       53,112       250,000       67,629        67,629       250,000
         20             104,158                56,006       56,006       250,000       72,722        72,722       250,000

         25             150,340                68,800       68,800       250,000      100,816       100,816       250,000

         30             209,282                75,285       75,285       250,000      134,372        34,372       250,000


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                     NATIONAL LIFE
                 VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT           MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION A         ANNUAL PREMIUM $3000             NONSMOKER

                  ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                         (NET ANNUAL RATE OF RETURN OF 10.10%)



                                             Guaranteed                              Current
                    Premiums        -----------------------------------     ----------------------------------
        End of     Accumulated                      Cash                                    Cash
        Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
         Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
         ----       --------           -----        -----       -------        -----        -----      -------
          1          3,150              2,505           408       250,000       2,638           541       250,000
          2          6,458              5,225         3,127       250,000       5,528         3,430       250,000
          3          9,930              8,180         6,082       250,000       8,687         6,589       250,000
          4         13,577             11,388         9,291       250,000      12,139        10,042       250,000
          5         17,406             14,880        12,782       250,000      15,911        13,813       250,000

          6         21,426             18,674        16,784       250,000      20,039        18,149       250,000
          7         25,647             22,801        21,119       250,000      24,545        22,863       250,000
          8         30,080             27,292        25,818       250,000      29,465        27,991       250,000
          9         34,734             32,184        30,919       250,000      34,846        33,581       250,000
         10         39,620             37,514        36,457       250,000      40,736        39,679       250,000

         11         44,751             43,328        42,479       250,000      47,643        46,794       250,000
         12         50,139             49,667        49,026       250,000      55,256        54,615       250,000
         13         55,796             56,579        56,145       250,000      63,655        63,221       250,000
         14         61,736             64,119        63,894       250,000      72,923        72,698       250,000
         15         67,972             72,349        72,332       250,000      83,158        83,141       250,000

         16         74,521             81,342        81,342       250,000      94,469        94,469       250,000
         17         81,397             91,182        91,182       250,000     106,975       106,975       250,000
         18         88,617            101,970       101,970       250,000     120,813       120,813       250,000
         19         96,198            113,823       113,823       250,000     136,135       136,135       250,000
         20        104,158            126,867       126,867       250,000     153,109       153,109       250,000

         25        150,340            216,144       216,144       263,696     270,008       270,008       329,410

         30        209,282            360,446       360,446       418,118     462,148       462,148       536,092


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                             NATIONAL LIFE
      VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION B            ANNUAL PREMIUM $4000        NONSMOKER

           ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
                (NET ANNUAL RATE OF RETURN OF -1.70%)

                                                     Guaranteed                              Current
                        Premiums        -----------------------------------     ----------------------------------
            End of     Accumulated                       Cash                                  Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated  Surrender      Death
             Year       Per Year           Value        Value       Benefit       Value        Value       Benefit
             ----       --------           -----      ----------    -------       -----      ---------     -------
               1          4,200              3,150        1,052        253,150     3,276      1,178         253,276
               2          8,610              6,202        4,104        256,201     6,476      4,378         256,476
               3         13,241              9,156        7,059        259,157     9,594      7,497         259,594
               4         18,103             12,010        9,912        262,010    12,628     10,530         262,628
               5         23,208             14,763       12,665        264,763    15,573     13,475         265,573

               6         28,568             17,408       15,518        267,407    18,433     16,543         268,433
               7         34,196             19,940       18,258        269,940    21,193     19,511         271,193
               8         40,106             22,359       20,885        272,358    23,849     22,375         273,849
               9         46,312             24,659       23,393        274,658    26,406     25,140         276,406
              10         52,827             26,834       25,776        276,833    28,860     27,802         278,860

              11         59,669             28,881       28,031        278,880    31,619     30,769         281,619
              12         66,852             30,784       30,142        280,783    34,288     33,646         284,288
              13         74,395             32,529       32,095        282,528    36,865     36,431         286,865
              14         82,314             34,102       33,877        284,103    39,344     39,119         289,344
              15         90,630             35,487       35,470        285,487    41,719     41,702         291,719

              16         99,361             36,668       36,668        286,668    43,986     43,986         293,986
              17        108,530             37,629       37,629        287,629    46,137     46,137         296,137
              18        118,156             38,361       38,361        288,361    48,161     48,161         298,161
              19        128,264             38,850       38,850        288,850    50,041     50,041         300,041
              20        138,877             39,072       39,072        289,072    51,752     51,752         301,752

              25        200,454             35,091       35,091        285,091    57,583     57,583         307,583

              30        279,043             18,914       18,914        268,914    57,819     57,819         307,819


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE


$250,000 FACE AMOUNT         MALE INSURED ISSUE AGE 40        ELITE PREFERRED
DEATH BENEFIT OPTION B         ANNUAL PREMIUM $4000               NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
                      (NET ANNUAL RATE OF RETURN OF 4.20%)

                                                     Guaranteed                               Current
                        Premiums        -----------------------------------     ----------------------------------
            End of     Accumulated                      Cash                                    Cash
            Policy    at 5% Interest    Accumulated   Surrender      Death      Accumulated   Surrender     Death
             Year       Per Year           Value        Value       Benefit        Value        Value      Benefit
             ----       --------           -----        -----       -------        -----        -----      -------
              1          4,200               3,357       1,259       253,357        3,487        1,389       253,487
              2          8,610               6,809       4,711       256,809        7,100        5,002       257,100
              3         13,241              10,359       8,262       260,360       10,836        8,739       260,836
              4         18,103              14,006      11,909       264,006       14,696       12,599       264,696
              5         23,208              17,752      15,655       267,752       18,680       16,583       268,680

              6         28,568              21,591      19,702       271,592       22,796       20,907       272,796
              7         34,196              25,524      23,843       275,524       27,031       25,350       277,031
              8         40,106              29,547      28,074       279,547       31,385       29,912       281,385
              9         46,312              33,660      32,395       283,661       35,866       34,601       285,866
             10         52,827              37,857      36,800       287,857       40,474       39,417       290,474

             11         59,669              42,137      41,287       292,136       45,698       44,848       295,698
             12         66,852              46,483      45,841       296,482       51,109       50,467       301,109
             13         74,395              50,882      50,448       300,881       56,714       56,280       306,714
             14         82,314              55,319      55,094       305,319       62,514       62,289       312,514
             15         90,630              59,777      59,759       309,776       68,512       68,494       318,512

             16         99,361              64,233      64,233       314,233       74,710       74,710       324,710
             17        108,530              68,672      68,672       318,672       81,110       81,110       331,110
             18        118,156              73,077      73,077       323,077       87,706       87,706       337,706
             19        128,264              77,431      77,431       327,431       94,492       94,492       344,492
             20        138,877              81,699      81,699       331,699      101,446      101,446       351,446

             25        200,454             100,304     100,304       350,304      138,766      138,766       388,766

             30        279,043             108,790     108,790       358,790      179,743      179,743       429,743



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
          VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT            MALE INSURED ISSUE AGE 40       ELITE PREFERRED
DEATH BENEFIT OPTION B             ANNUAL PREMIUM $4000            NONSMOKER

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
                     (NET ANNUAL RATE OF RETURN OF 10.10 %)

                            Premiums                Guaranteed                               Current
                                       -------------------------------------- --------------------------------------
                 End of    Accumulated                   Cash                                   Cash
                 Policy  at 5% Interest  Accumulated   Surrender     Death      Accumulated   Surrender     Death
                  Year      Per Year        Value        Value      Benefit        Value        Value      Benefit
                  ----      --------        -----        -----      -------        -----        -----      -------

                    1            4,200        3,564       1,467      253,564         3,698       1,601      253,698
                    2            8,610        7,441       5,344      257,441         7,749       5,652      257,749
                    3           13,241       11,662       9,565      261,663        12,180      10,083      262,180
                    4           18,103       16,254      14,157      266,255        17,024      14,927      267,024
                    5           23,208       21,256      19,158      271,256        22,318      20,220      272,318

                    6           28,568       26,695      24,806      276,696        28,109      26,220      278,109
                    7           34,196       32,614      30,932      282,614        34,431      32,749      284,431
                    8           40,106       39,054      37,580      289,054        41,330      39,856      291,330
                    9           46,312       46,062      44,797      296,062        48,867      47,602      298,867
                   10           52,827       53,686      52,629      303,687        57,103      56,046      307,103

                   11           59,669       61,984      61,135      311,984        66,701      65,852      316,701
                   12           66,852       71,003      70,362      321,003        77,260      76,619      327,260
                   13           74,395       80,800      80,366      330,800        88,880      88,446      338,880
                   14           82,314       91,435      91,210      341,436       101,665     101,440      351,665
                   15           90,630      102,972     102,955      352,972       115,732     115,715      365,732

                   16           99,361      115,482     115,482      365,482       131,212     131,212      381,212
                   17          108,530      129,043     129,043      379,043       148,245     148,245      398,245
                   18          118,156      143,747     143,747      393,747       166,983     166,983      416,983
                   19          128,264      159,692     159,692      409,692       187,589     187,589      437,589
                   20          138,877      176,972     176,972      426,972       210,234     210,234      460,234

                   25          200,454      287,173     287,173      537,173       362,166     362,166      612,166

                   30          279,043      449,040     449,040      699,040       607,240     607,240      857,240

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B


                  SURRENDER CHARGE TARGET PREMIUMS ("SCTP") AND
                         DEFERRED SALES CHARGES ("DSC")
                    (ANNUAL RATES PER $1,000 OF FACE AMOUNT)



                                       MALE                                                      FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER                 SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
      0               2.85        1.43        2.85         1.43                2.24        1.12        2.24         1.12
      1               2.78        1.39        2.78         1.39                2.20        1.10        2.20         1.10
      2               2.87        1.44        2.87         1.44                2.27        1.14        2.27         1.14
      3               2.97        1.49        2.97         1.49                2.35        1.18        2.35         1.18
      4               3.08        1.54        3.08         1.54                2.43        1.22        2.43         1.22
      5               3.19        1.60        3.19         1.60                2.52        1.26        2.52         1.26
      6               3.32        1.66        3.32         1.66                2.61        1.31        2.61         1.31
      7               3.45        1.73        3.45         1.73                2.71        1.36        2.71         1.36
      8               3.59        1.80        3.59         1.80                2.82        1.41        2.82         1.41
      9               3.74        1.87        3.74         1.87                2.93        1.47        2.93         1.47
     10               3.90        1.95        3.90         1.95                3.05        1.53        3.05         1.53
     11               4.08        2.04        4.08         2.04                3.17        1.59        3.17         1.59
     12               4.25        2.13        4.25         2.13                3.31        1.66        3.31         1.66
     13               4.44        2.22        4.44         2.22                3.45        1.73        3.45         1.73
     14               4.63        2.32        4.63         2.32                3.59        1.80        3.59         1.80
     15               4.82        2.41        4.82         2.41                3.74        1.87        3.74         1.87
     16               5.01        2.51        5.01         2.51                3.90        1.95        3.90         1.95
     17               5.21        2.61        5.21         2.61                4.06        2.03        4.06         2.03
     18               5.40        2.70        5.40         2.70                4.23        2.12        4.23         2.12
     19               5.61        2.81        5.61         2.81                4.41        2.21        4.41         2.21
     20               5.18        2.59        6.89         3.45                4.36        2.18        5.19         2.60
     21               5.37        2.69        7.15         3.58                4.54        2.27        5.41         2.71
     22               5.58        2.79        7.43         3.72                4.73        2.37        5.65         2.83
     23               5.80        2.90        7.73         3.87                4.94        2.47        5.90         2.95
     24               6.04        3.02        8.05         4.03                5.15        2.58        6.16         3.08
     25               6.29        3.15        8.39         4.20                5.38        2.69        6.43         3.22
     26               6.56        3.28        8.76         4.38                5.62        2.81        6.73         3.37
     27               6.85        3.43        9.16         4.58                5.87        2.94        7.04         3.52
     28               7.16        3.58        9.58         4.79                6.14        3.07        7.36         3.68
     29               7.49        3.75       10.04         5.02                6.42        3.21        7.70         3.85
     30               7.84        3.92       10.52         5.26                6.71        3.36        8.07         4.04
     31               8.21        4.11       11.04         5.52                7.03        3.52        8.45         4.23
     32               8.61        4.31       11.59         5.80                7.36        3.68        8.85         4.43
     33               9.03        4.52       12.17         6.09                7.71        3.86        9.28         4.64
     34               9.47        4.74       12.79         6.40                8.08        4.04        9.73         4.87
     35               9.95        4.98       13.44         6.72                8.47        4.24       10.21         5.11
     36              10.45        5.23       14.14         7.07                8.88        4.44       10.71         5.36
     37              10.98        5.49       14.88         7.44                9.32        4.66       11.24         5.62
     38              11.54        5.77       15.66         7.83                9.77        4.89       11.80         5.90
     39              12.14        6.07       16.49         8.25               10.26        5.13       12.38         6.19
     40              12.77        6.39       17.36         8.68               10.77        5.39       12.99         6.50
     41              13.43        6.72       18.28         9.14               11.30        5.65       13.63         6.82
     42              14.14        7.07       19.26         9.63               11.86        5.93       14.30         7.15
     43              14.89        7.45       20.28        10.14               12.45        6.23       14.99         7.50

                                        MALE                                                     FEMALE
    ISSUE                NONSMOKER                  SMOKER                        NONSMOKER                 SMOKER
     AGE              SCTP         DSC        SCTP         DSC                 SCTP         DSC        SCTP         DSC
     44              15.68         7.84       21.37       10.69               13.07         6.54       15.72        7.86
     45              16.52         8.26       22.51       11.26               13.73         6.87       16.49        8.25
     46              17.42         8.71       23.72       11.86               14.43         7.22       17.29        8.65
     47              18.37         9.19       25.00       12.50               15.16         7.58       18.14        9.07
     48              19.38         9.69       26.35       13.18               15.94         7.97       19.03        9.52
     49              20.46        10.23       27.79       13.90               16.77         8.39       19.98        9.99
     50              21.61        10.81       29.32       14.66               17.65         8.83       20.97       10.49
     51              22.83        11.42       30.94       15.47               18.57         9.29       22.02       11.01
     52              24.14        12.07       32.65       16.33               19.56         9.78       23.13       11.57
     53              25.53        12.77       34.48       17.24               20.61        10.31       24.30       12.15
     54              27.02        13.51       36.40       18.20               21.72        10.86       25.54       12.77
     55              28.60        14.30       38.44       19.22               22.90        11.45       26.84       13.42
     56              30.29        15.15       40.59       20.30               24.15        12.08       28.23       14.12
     57              32.08        16.04       42.87       21.44               25.49        12.75       29.70       14.85
     58              34.01        17.01       45.29       22.65               26.92        13.46       31.26       15.63
     59              36.07        18.04       47.85       23.93               28.46        14.23       32.95       16.48
     60              38.27        19.14       50.59       25.30               30.12        15.06       34.77       17.39
     61              40.63        20.32       53.51       26.76               31.91        15.96       36.73       18.37
     62              43.16        21.58       56.62       28.31               33.85        16.93       38.84       19.42
     63              45.88        22.94       59.92       29.96               35.92        17.96       41.11       20.56
     64              48.78        24.39       63.42       31.71               38.15        19.08       43.53       21.77
     65              51.89        25.95       67.11       33.56               40.54        20.27       46.11       23.06
     66              55.21        27.61       71.01       35.51               43.09        21.55       48.84       24.42
     67              58.77        29.39       75.13       37.57               45.84        22.92       51.77       25.89
     68              62.59        31.30       79.52       37.75               48.81        24.41       54.92       27.46
     69              66.71        33.36       84.20       37.75               52.04        26.02       58.36       29.18
     70              71.16        35.58       89.20       37.75               55.57        27.79       62.10       31.05
     71              75.96        36.00       94.56       37.75               59.43        29.72       66.20       33.10
     72              81.04        36.00      100.28       37.75               63.65        31.83       70.68       35.00
     73              86.57        36.00      106.35       37.75               68.25        34.00       75.53       35.00
     74              92.47        36.00      112.74       37.75               73.23        34.00       80.75       35.00
     75              98.73        36.00      119.44       37.75               78.61        34.00       86.34       35.00
     76             105.38        36.00      126.39       37.75               84.42        34.00       92.32       35.00
     77             112.45        36.00      133.62       37.75               90.68        34.00       98.70       35.00
     78             120.00        36.00      141.17       37.75               97.47        34.00      105.57       35.00
     79             128.12        36.00      149.15       37.75              104.88        34.00      113.00       35.00
     80             136.88        36.00      157.63       37.75              112.98        34.00      121.09       35.00
     81             146.36        36.00      166.67       37.75              121.85        34.00      129.91       35.00
     82             156.57        36.00      176.28       37.75              131.55        34.00      139.51       35.00
     83             167.52        36.00      186.39       37.75              142.10        34.00      149.91       35.00
     84             179.12        36.00      196.88       37.75              153.50        34.00      161.12       35.00
     85             191.34        36.00      207.71       37.75              165.78        34.00      172.98       35.00



Unisex policies will have surrender charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                   * * * * *

                              FINANCIAL STATEMENTS

                                   * * * * *

                           DECEMBER 31, 2001 AND 2000

PRICE WATERHOUSECOOPERS [LOGO]

--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      160 Federal Street
                                                      Boston, MA 02110-9862
                                                      Telephone (617) 428 8400
                                                      Facsimile (617) 439 7393



                       Report of Independent Accountants








To the Board of Directors and Stockholders of National Life Insurance Company:



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in stockholder's equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance company and its subsidiaries (National Life) at December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in notes 3 and 12 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.



/s/ PRICEWATERHOUSECOOPER, LLP
-------------------------------

Boston, Massachusetts
February 28, 2002



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
----------------------------------------------------------------------------------
(In Thousands)                                               2001          2000
----------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                               $   199,266   $   258,807
Available-for-sale debt securities                        5,568,734     5,065,257
Available-for-sale equity securities                        177,496       167,580
Trading equity securities                                    23,083        13,845
Mortgage loans                                            1,239,861     1,229,954
Policy loans                                                752,142       765,005
Real estate investments                                      36,191        75,413
Other invested assets                                       171,864       153,995
----------------------------------------------------------------------------------
        Total cash and invested assets                    8,168,637     7,729,856

Deferred policy acquisition costs                           541,594       539,690
Accrued investment income                                   121,063       119,966
Premiums and fees receivable                                 24,085        23,639
Deferred income taxes                                        42,482        70,428
Amounts recoverable from reinsurers                         362,305       331,698
Present value of future profits of insurance acquired        87,579        99,063
Property and equipment, net                                  51,684        54,623
Other assets                                                137,899       157,888
Separate account assets                                     523,329       491,050
----------------------------------------------------------------------------------
Total assets                                            $10,060,657   $ 9,617,901
==================================================================================

LIABILITIES:
Policy benefit liabilities                              $ 4,255,082   $ 4,118,666
Policyholders' accounts                                   3,752,855     3,511,239
Policyholders' deposits                                      48,640        41,136
Policy claims payable                                        49,304        84,137
Policyholders' dividends                                     66,538        53,147
Amounts payable to reinsurers                                19,573        27,661
Collateral held on loaned securities                         23,551        25,931
Federal income tax payable                                    5,860        32,544
Other liabilities and accrued expenses                      280,762       274,130
Debt                                                         72,101        74,096
Separate account liabilities                                523,329       491,050
----------------------------------------------------------------------------------
Total liabilities                                         9,097,595     8,733,737
----------------------------------------------------------------------------------
Minority Interests                                           12,137        12,401
Stockholder's Equity:
Common stock (authorized 2.5
  million shares at $1 par value, 2.5 million
  shares issued and outstanding)                              2,500         2,500
Additional paid in capital                                    5,000         5,000
Retained earnings                                           933,728       885,889
Accumulated other comprehensive income (loss)                 9,697       (21,626)
----------------------------------------------------------------------------------
Total stockholder's equity                                  950,925       871,763
----------------------------------------------------------------------------------
Total liabilities, minority interests
  and stockholder's equity                              $10,060,657   $ 9,617,901
================================================================================



   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS


For the years ended December 31,
------------------------------------------------------------------------------------
(In Thousands)                                                 2001           2000
------------------------------------------------------------------------------------

REVENUES:
Insurance premiums                                        $   377,596    $   380,452
Policy and contract charges                                    76,850         66,806
Net investment income                                         510,017        528,764
Net investment loss                                           (12,484)        (2,007)
Mutual fund commission and fee income                          57,581         63,992
Other income                                                   16,314         17,974
------------------------------------------------------------------------------------
Total revenues                                              1,025,874      1,055,981
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
Increase in policy liabilities                                134,876         86,068
Policy benefits                                               312,010        353,312
Policyholders' dividends                                      113,404        111,000
Interest credited to policyholders' accounts                  144,390        157,388
Operating expenses                                            170,312        170,272
Change in sales practice remediation provision                (13,802)          --
Restructuring charge - mainframe computer operations            6,487           --
Policy acquisition expenses, net                               86,041         85,635
------------------------------------------------------------------------------------
Total benefits and expenses                                   953,718        963,675
------------------------------------------------------------------------------------

Income before income taxes, minority interests,
  and cumulative effects                                       72,156         92,306

Income tax expense                                             17,540         23,906
------------------------------------------------------------------------------------

Income before minority interests and cumulative effects        54,616         68,400

Minority interests                                              4,725          6,699
------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECTS                               49,891         61,701

Cumulative effect of adoption of
  Financial Accounting Standard #133
  Accounting for Derivative Instruments
  and Hedging Activities                                           81           --

Cumulative effect of adoption of
  Emerging Issues Task Force #99-20
  Recognition of Interest Income and
  Impairment on Purchased and Retained
  Beneficial Interests in Securitized
  Financial Assets                                             (2,133)          --
------------------------------------------------------------------------------------
Net Income                                                $    47,839    $    61,701
====================================================================================


   The accompanying notes are an integral part of these financial statements


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                  2001         2000
-----------------------------------------------------------------------------------

Net income                                                   $  47,839    $  61,701

OTHER COMPREHENSIVE INCOME:
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Total comprehensive income                                   $  79,162    $  97,775
===================================================================================


NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY



For the years ended December 31,
-----------------------------------------------------------------------------------
(In Thousands)                                                   2001         2000
-----------------------------------------------------------------------------------

COMMON STOCK:

Balance at January 1 and December 31                         $   2,500    $   2,500
===================================================================================

ADDITIONAL PAID IN CAPITAL:
Balance at January 1 and December 31                         $   5,000    $   5,000
===================================================================================

RETAINED EARNINGS:
Balance at January 1                                         $ 885,889    $ 825,188
Net income                                                      47,839       61,701
Dividend to stockholder                                           --         (1,000)
-----------------------------------------------------------------------------------

Balance at December 31                                       $ 933,728    $ 885,889
===================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance at January 1                                         $ (21,626)   $ (57,700)
Unrealized gains on available-for-sale securities, net          31,323       36,074
-----------------------------------------------------------------------------------

Balance at December 31                                       $   9,697    $ (21,626)
===================================================================================

TOTAL STOCKHOLDER'S EQUITY:
Balance at December 31                                       $ 950,925    $ 871,763
===================================================================================


   The accompanying notes are an integral part of these financial statements.



NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS



For the years ended December 31,
---------------------------------------------------------------------------------
(In Thousands)                                             2001          2000
---------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                            $    47,839    $    61,701

Adjustments to reconcile net income to
  net cash provided by operating activities:
Change in:
  Accrued investment income                                (1,097)        (1,693)
  Policy acquisition costs                                (40,764)       (42,200)
  Policy liabilities                                       90,557         97,802
  Other liabilities                                         9,502           (405)
Provision for deferred income taxes                         3,449         10,031
Net investment losses                                      12,484          2,007
Depreciation                                                3,417          7,539
Other                                                      12,592          5,046
---------------------------------------------------------------------------------

Net cash provided by operating activities                 137,979        139,828
---------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales, maturities and
  repayments of investments                             2,160,858      1,198,810
Cost of investments acquired                           (2,546,580)    (1,323,987)
Other                                                       1,478          5,740
Net cash used by investing activities                    (384,244)      (119,437)
Cash Flows from Financing Activities:
Policyholders' deposits,
  including interest credited                             611,127        525,495
Policyholders' withdrawals,
  including policy charges                               (369,511)      (517,584)
Net decrease in securities
  lending liabilities                                      (2,380)       (89,593)
Dividend to stockholder                                      --           (1,000)
Other                                                     (52,512)        24,630
---------------------------------------------------------------------------------

Net cash provided by (used by) financing activities       186,724        (58,052)
---------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                 (59,541)       (37,661)

CASH AND CASH EQUIVALENTS:
Beginning of year                                         258,807        296,468
---------------------------------------------------------------------------------

End of year                                           $   199,266    $   258,807
=================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company (National Life) and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life, was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs approximately 1,000 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries and affiliates are collectively known as the National Life Group. See Note 14 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 36 general agencies in major metropolitan areas, a system of managing general agents and independent brokers throughout the United States of America. The Company has in excess of 345,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 25% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $2.8 billion of net assets represent fifteen mutual funds managed on behalf of about 135,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance companies, Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL); and its wholly owned non-insurance subsidiary, National Life Investment Management Company, Inc. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses. Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Investments in partnerships are carried in accordance with the cost or equity method depending on ownership and control over the investment.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated net realizable value, and is held as available-for-sale. Investments in joint ventures and limited partnerships are generally carried at cost.

Options and futures contracts are included in other invested assets and carried at estimated fair value. Changes in fair value are reflected in the statements of operations.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. Present value of future profits is adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes.

GOODWILL

Goodwill is amortized over 20 years using the straight-line method and is periodically evaluated for recoverability. See Note 10 regarding changes in the treatment of intangible assets effective for fiscal years beginning after December 15, 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses. Separate account startup investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, withdrawals, and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. For periods subsequent to December 31, 2000, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are primarily the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 13 for additional information on contract dividend obligations within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

NLHC will file a consolidated tax return for the tax year ended December 31, 2001. The income tax return will include all members within the National Life Group except LSW and IIL. LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale debt securities and cost for available-for-sale equity securities and estimated fair values for both at December 31 are as follows (in thousands):



                                                        Gross        Gross     Estimated
                                                      Unrealized  Unrealized      Fair
               2001                        Cost          Gains      Losses       Value
------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:

     U.S. government obligations        $   36,761   $    2,172   $      553   $   38,380
     Government agencies, authorities
       and subdivisions                     89,900        6,969           83       96,786
     Public utilities                      754,089       20,929       16,726      758,292
     Corporate                           2,484,135      103,802       54,017    2,533,920
     Private placements                    855,105       33,866       18,748      870,223
     Mortgage-backed securities          1,258,971       20,232        8,070    1,271,133
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,478,961      187,970       98,197    5,568,734
     Preferred stocks                      146,222        4,202        1,061      149,363
     Common stocks                          37,183          167        9,217       28,133
------------------------------------------------------------------------------------------
       Total AFS equity securities         183,405        4,369       10,278      177,496
------------------------------------------------------------------------------------------
        Total AFS debt and equity
         securities                     $5,662,366   $  192,339   $  108,475   $5,746,230
==========================================================================================


             2000
AFS debt and equity securities:

     U.S. government obligations        $  121,648   $    2,591   $    4,419   $  119,820
     Government agencies, authorities
       and subdivisions                     96,274        5,539          833      100,980
     Public utilities                      530,592       19,890       12,329      538,153
     Corporate                           2,522,314       52,538      103,370    2,471,482
     Private placements                    694,646       19,124       17,356      696,414
     Mortgage-backed securities          1,124,091       19,227        4,910    1,138,408
------------------------------------------------------------------------------------------
       Total AFS debt securities         5,089,565      118,909      143,217    5,065,257
     Preferred stocks                      140,242        1,190        5,593      135,839
     Common stocks                          39,497          426        8,182       31,741
------------------------------------------------------------------------------------------
        Total AFS equity securities        179,739        1,616       13,775      167,580
------------------------------------------------------------------------------------------
          Total AFS debt and equity
            Securities                  $5,269,304   $  120,525   $  156,992   $5,232,837
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income (loss) and changes therein for the years ended December 31 were as follows (in thousands):

                                                           2001          2000
--------------------------------------------------------------------------------
Net unrealized gains on
  available-for-sale securities                        $ 120,331      $ 111,529
Net unrealized (losses)
  gains on separate accounts                                (755)           133
Related deferred policy acquisition costs                (46,243)       (40,635)
Related present value of future
  profits of insurance acquired                           (4,787)       (13,457)
Related deferred income taxes                            (23,954)       (21,496)
Related policyholder dividend obligation                 (13,269)          --
--------------------------------------------------------------------------------
     Increase in net unrealized gains                     31,323         36,074
Balance, beginning of year                               (21,626)       (57,700)
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


                                                           2001         2000
--------------------------------------------------------------------------------
Balance, end of year includes:
     Net unrealized gains (losses) on
       available-for-sale securities                   $  83,864      $ (36,467)
     Net unrealized gains on separate accounts             2,541          3,296
     Related deferred policy acquisition costs           (47,692)        (1,449)
     Related present value of future
       profits of insurance acquired                      (3,438)         1,349
     Related deferred income taxes                       (12,309)        11,645
     Related policyholder dividend obligation            (13,269)          --
--------------------------------------------------------------------------------
Balance, end of year                                   $   9,697      $ (21,626)
================================================================================


Net other comprehensive income for 2001 and 2000 of $31.3 million and $36.1 million is presented net of reclassifications to net income for net investment losses during the period of $(20.4) million and $(10.3) million and net of tax and deferred acquisition cost offsets of $(13.8) million and $(6.9) million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2001 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                      Estimated
                                                       Amortized         Fair
                                                         Cost            Value
     ---------------------------------------------------------------------------
     Due in one year or less                          $  188,868      $  188,861
     Due after one year through five years             1,758,899       1,803,536
     Due after five years through ten years            1,419,827       1,430,685
     Due after ten years                                 852,397         874,520
     Mortgage-backed securities                        1,258,970       1,271,132
     ---------------------------------------------------------------------------
        Total                                         $5,478,961      $5,568,734
     ===========================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2001 and 2000 were $1,544.9 million and $702.0 million, respectively.

The following summarizes the components of net investment gains (losses) by investment category as of December 31 (in thousands):

                                                          2001           2000
       ------------------------------------------------------------------------
       Available-for-sale debt securities              $ (8,634)       $ (8,447)
       Available-for-sale equity securities              (4,350)          5,467
       Mortgage loans                                    (1,928)            (18)
       Real estate investments                            7,828             (49)
       Other invested assets                             (5,400)          1,040
       ------------------------------------------------------------------------
         Total                                         $(12,484)       $ (2,007)
       ========================================================================

For the years ended December 31, 2001 and 2000, the equity securities held in the trading category recorded $1.1 million and $1.6 million net investment income and $(2.0) million and $(1.8) million net investment losses, respectively. Cost of trading securities held at December 31, 2001 and 2000 was $27.0 million and $15.7 million, respectively.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $23.6 million and $25.9 million at December 31, 2001 and 2000, respectively.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                            2001          2000
      -------------------------------------------------------------------------
      GEOGRAPHIC REGION
      New England                                           4.9%           4.8%
      Middle Atlantic                                       8.1            8.6
      East North Central                                   11.2           11.6
      West North Central                                    6.6            5.2
      South Atlantic                                       24.6           24.4
      East South Central                                    3.4            4.6
      West South Central                                    9.1           10.2
      Mountain                                             17.0           16.4
      Pacific                                              15.1           14.2
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      PROPERTY TYPE
      Residential                                           0.1%           0.1%
      Apartment                                            25.7           24.5
      Retail                                                9.2           10.2
      Office Building                                      36.2           36.1
      Industrial                                           25.0           25.7
      Hotel/Motel                                           2.5            2.3
      Other Commercial                                      1.3            1.1
      -------------------------------------------------------------------------
          Total                                           100.0%         100.0%
      =========================================================================

      Total mortgage loans and real estate
      (in thousands)                               $  1,276,052  $   1,305,367
      =========================================================================


Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                        2001             2000
   ----------------------------------------------------------------------------
   Unimpaired loans                                 $ 1,197,804     $ 1,207,452
   Impaired loans without valuation allowances           39,923          18,424
   ----------------------------------------------------------------------------
     Subtotal                                         1,237,727       1,225,876
   ----------------------------------------------------------------------------
   Impaired loans with valuation allowances               2,210           6,463
   Related valuation allowances                             (76)         (2,385)
   ----------------------------------------------------------------------------
     Subtotal                                             2,134           4,078
   ----------------------------------------------------------------------------
   Total                                            $ 1,239,861     $ 1,229,954
   ============================================================================

   Impaired loans:
           Average recorded investment              $    33,509     $    21,214
           Interest income recognized               $     3,694     $     1,880
           Interest received                        $     3,568     $     1,885

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                         2001             2000
       ========================================================================
       Additions for impaired loans
            charged to realized losses                  $    36         $   118
       Changes to previously established
            valuation allowances                         (2,345)           (846)
       ------------------------------------------------------------------------
       Decrease in valuation allowances                  (2,309)           (728)
       Balance, beginning of year                         2,385           3,113
       ------------------------------------------------------------------------
       Balance, end of year                             $    76         $ 2,385
       ========================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                      2001              2000
     --------------------------------------------------------------------------
     Debt securities interest                      $ 399,878          $ 394,477
     Equity securities dividends                      12,541             13,507
     Mortgage loan interest                           99,753             98,064
     Policy loan interest                             47,821             47,555
     Real estate income                               10,433             17,277
     Other investment income                         (42,100)           (10,938)
     --------------------------------------------------------------------------
          Gross investment income                    528,326            559,942
          Less: investment expenses                   18,309             31,178
     --------------------------------------------------------------------------
            Net investment income                  $ 510,017          $ 528,764
     ==========================================================================

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition cost, present value of future profit, and income tax effects was $81,000. The pro forma effects of applying FAS 133 to prior period operating results are not determinable.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations are both included at fair value in the statements of operations and therefore do not qualify for hedge accounting.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

For 2001, equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500. At December 31, 2001, total equity indexed annuity liabilities of $1,057.0 million were comprised of $777.8 million of host contract and $279.2 million of embedded derivative. At January 1, 2001, total equity indexed annuity liabilities of $927.9 million were comprised of $666.4 million of host contract and $261.5 million of embedded derivative. Prior to January 1, 2001, equity indexed annuity liabilities were based on contract value plus intrinsic value accrued since the last anniversary date.

Interest credited expense includes the changes in the host contract and embedded derivative liabilities, offset by changes in the fair value of options and futures held.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

The Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. On the maturity date, July 15, 2004, the principal is returned providing there has been no default or bankruptcy of Mirant Corporation. The par amount outstanding at December 31, 2001 and 2000 was $10.0 million and $-0-, respectively. The swap contracts are marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(1.2) million at December 31, 2001. An investment loss of $1.2 million was recorded to recognize the decline in value of the credit default swap. An unrealized gain of $300,000 was recorded to fair value the debt instrument.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The fair value of the credit swap at December 31, 2001 and December 2000 was zero.

The net notional amounts of options (including policy liabilities and options written), futures, and credit default swaps at December 31 were as follows (in thousands):

                                                         2001              2000
--------------------------------------------------------------------------------
Notional amounts:
         Options                                       $  --             $82,049
         Futures                                        13,470            29,040
         Credit default swaps                           16,000             6,000
================================================================================

The net book value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

                                                              2001      2000
--------------------------------------------------------------------------------
Book values:
Options (included in other invested assets)
     Fair value                                            $ 29,288
     Net amortized cost                                        --      $ 26,278
     Intrinsic value                                           --         1,870
--------------------------------------------------------------------------------
       Total option value                                    29,288      28,148

Futures (included in other invested assets)                   1,148         (12)
Credit default swaps (included in other liabilities)         (1,200)       --
--------------------------------------------------------------------------------
Net book value                                             $ 29,236    $ 28,136
================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                2001                      2000
----------------------------------------------------------------------------------------
                                                     Estimated                 Estimated
                                        Carrying       Fair       Carrying       Fair
                                          Value       Value         Value       Value
----------------------------------------------------------------------------------------

Cash and cash equivalents              $  199,266   $  199,266   $  258,807   $  258,807
Available-for-sale debt securities      5,568,734    5,568,734    5,065,257    5,065,257
Available-for-sale equity securities      177,496      177,496      167,580      167,580
Trading equity securities                  23,083       23,083       13,845       13,845
Mortgage loans                          1,239,861    1,326,816    1,229,954    1,264,940
Policy loans                              752,142      689,586      765,005      705,278
Derivatives                                29,236       29,236       28,136       19,080

Investment products                     3,137,679    3,140,935    2,790,629    2,795,106
Debt                                       72,101       67,868       74,096       66,285


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, the Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as increase in policy liabilities expense. Total life insurance inforce as of December 31, 2001 and 2000 is $43.0 billion and $40.8 billion, respectively.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Transactions between the open and Closed Block (see Note 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                        2001             2000
     --------------------------------------------------------------------------
     Insurance premiums:
          Direct                                     $ 427,183        $ 437,321
          Reinsurance assumed                           15,570            9,143
          Reinsurance ceded                            (65,157)         (66,012)
     --------------------------------------------------------------------------
     Total insurance premiums                        $ 377,596        $ 380,452
     ==========================================================================

     Other income:
          Direct                                     $   5,282        $   5,783
          Reinsurance ceded                             11,032           12,191
     --------------------------------------------------------------------------
     Total other income                              $  16,314        $  17,974
     ==========================================================================

     Increase in policy liabilities:
          Direct                                     $ 133,459        $  78,303
          Reinsurance ceded                              1,417            7,765
     --------------------------------------------------------------------------
     Total increase in policy liabilities            $ 134,876        $  86,068
     ==========================================================================

                                                       2001            2000
     --------------------------------------------------------------------------
     Policy benefits:
          Direct                                     $ 394,968        $ 411,781
          Reinsurance assumed                            4,431            6,831
          Reinsurance ceded                            (87,389)         (65,300)
     --------------------------------------------------------------------------
     Total policy benefits                           $ 312,010        $ 353,312
     ==========================================================================


                                                        2001             2000
     --------------------------------------------------------------------------
     Policyholders' dividends:
          Direct                                     $ 117,038        $ 111,748
          Reinsurance ceded                             (3,634)            (748)
     --------------------------------------------------------------------------
     Total policyholders' dividends                  $ 113,404        $ 111,000
     ==========================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                          2001            2000
--------------------------------------------------------------------------------
Balance, beginning of year                            $ 539,690       $ 538,127
  Acquisition costs deferred                             90,757          88,217
  Amortization to expense during the year               (42,610)        (46,019)
  Adjustment to equity during the year                  (46,243)        (40,635)
--------------------------------------------------------------------------------
Balance, end of year                                  $ 541,594       $ 539,690
================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                  2001                 2000
------------------------------------------------------------------------------------
                                           Amount    Rate       Amount       Rate
------------------------------------------------------------------------------------
Current                                  $ 14,091             $  13,875
Deferred                                    3,449                10,031
-------------------------------------------------             ---------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
Expected income taxes                    $ 25,255     35.0%    $ 32,307       35.0%
Differential earnings amount                 --         --          223        0.2
Affordable housing tax credit              (6,779)    (9.5)      (7,459)      (8.1)
Other, net                                   (936)    (1.3)      (1,165)      (1.3)
----------------------------------------------------------------------------------
     Income taxes                        $ 17,540             $  23,906
=================================================             =========
     Effective federal income tax rate                24.2%                   25.8%
=================================================    =====                    ====

The Company paid $39.3 million in federal income taxes during 2001 and received $0.1 million in federal income tax refunds during 2000. Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                               2001       2000
--------------------------------------------------------------------------------
Deferred income tax assets:
     Net unrealized loss on available-for-sale securities    $   --     $ 12,095
     Policy liabilities                                       176,471    176,337
     Other liabilities and accrued expenses                    89,934     79,672
     Other                                                      6,838      4,814
--------------------------------------------------------------------------------
       Total deferred income tax assets                       273,243    272,918
--------------------------------------------------------------------------------

Deferred income tax liabilities:
     Net unrealized gain on available-for-sale securities      12,309       --
     Deferred policy acquisition cost                         152,845    138,505
     Present value of future profits of insurance acquired     31,856     34,200
     Debt and equity securities                                 9,885      9,627
     Other                                                     23,866     20,158
--------------------------------------------------------------------------------
       Total deferred income tax liabilities                  230,761    202,490
--------------------------------------------------------------------------------
Total net deferred income tax assets                         $ 42,482   $ 70,428
================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

The Company has affordable housing tax credit carryforwards of $4.3 million that begin to expire in 2020.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1997 and is currently examining the year 1998. The Company's tax years 1998 - 2001 remain open. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation levels. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a general account group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory supplemental defined benefit plan for certain executives. These non-qualified defined benefit pension plans are not separately funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life pays for plan benefits on a current basis. The cost is recognized as benefits are earned.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                  Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000          2001         2000
----------------------------------------------------------------------------------------------------------------

CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation, beginning of year                      $ 161,449    $ 167,144    $  21,820    $  25,233
     Service cost for benefits earned during the period             3,685        3,638          807          538
     Interest cost on benefit obligation                           12,571       12,608        1,714        1,935
     Actuarial losses (gains)                                      10,155       (9,410)       5,489       (1,998)
     Plan amendment and change in benefit provisions                 --           --           --         (2,842)
     Benefits paid                                                (12,298)     (12,531)      (1,600)      (1,046)
----------------------------------------------------------------------------------------------------------------
     Benefit obligation, end of year                            $ 175,562    $ 161,449    $  28,230    $  21,820
================================================================================================================

CHANGE IN PLAN ASSETS:
     Plan assets, beginning of year                             $ 106,982    $ 104,250
     Actual return on plan assets                                 (11,474)       8,355
     Benefits paid                                                 (5,580)      (5,623)
--------------------------------------------------------------------------------------
     Plan assets, end of year                                   $  89,928    $ 106,982
======================================================================================

                                                                  Pension Benefits         Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000        2001         2000
----------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
     Benefit obligation                                         $  97,956    $  89,273
     Plan assets                                                  (89,928)    (106,982)
----------------------------------------------------------------------------------------------------------------
       Benefit obligation greater (less) than plan assets           8,028      (17,709)
     Benefit obligation - other plans                              77,606       72,176    $  28,230    $  21,820
     Unrecognized actuarial (losses) gains                         (7,600)      25,380        1,948        8,137
     Unrecognized prior service cost                                 --           --          1,135        1,834
                                                                -------------------------------------------------
       Accrued benefit cost at September 30                        78,034       79,847       31,313       31,791
        Payments subsequent to measurement date                    (1,687)      (1,983)        --           --
----------------------------------------------------------------------------------------------------------------
Accrued benefit cost at December 31                             $  76,347    $  77,864    $  31,313    $  31,791
=================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits          Other Benefits
                                                                ------------------------------------------------
                                                                   2001         2000         2001         2000
----------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the period              $   3,685    $   3,638    $     807    $     538
Interest cost on benefit obligation                                12,571       12,608        1,714        1,935
Expected return on plan assets                                     (9,377)      (9,130)        --           --
Net amortization and deferrals                                     (1,974)      (1,564)        (700)        (259)
Amortization of prior service cost                                   --           --           (699)          72
----------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                     $   4,905    $   5,552    $   1,122    $   2,286
================================================================================================================

The total accumulated benefit obligation (APBO) for non-qualified defined benefit pension plans was $73.5 million and $69.1 million at December 31, 2001 and 2000, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                       Pension Benefits        Other Benefits
                                      ------------------------------------------
                                         2001         2000       2001       2000
--------------------------------------------------------------------------------
Discount rate                            7.5%         8.0%       7.5%       8.0%
Rate of increase in future
   compensation levels                3.0%-10.0%   3.0%-10.0%
Expected long term return on
   plan assets                           8.5%         9.0%

The health care cost trend rate was 5% for all future periods. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.0 million and increase the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $1.7 million and the 2001 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life made changes to its postretirement medical plans concurrent with the year-end 2000 plan valuation. These include a modification in the attribution and eligibility requirements to qualify for plan benefits, and in the expected future benefit cost due to a change in coverage and insurance carrier. The plan modifications reduced the projected benefit obligation at December 31, 2000 by $2.8 million. This reduction will be amortized through prior service cost in future periods.

The Company provides employee thrift and 401(k) plans for its emp loyees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001 and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds (several of which are sponsored by an affiliate of National Life). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                       2001             2000
--------------------------------------------------------------------------------
8.25% Surplus Notes:                                 $ 69,701         $ 69,696
     $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims.
     The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of Banking,
     Insurance, Securities and Health Care
     Administration.

6.57% Term Note:                                        2,400            4,400
     $4.4 million, maturing March 1, 2002 with
     interest payable semi-annually on March 1 and
     September 1. The note is secured by
     subsidiary stock, includes certain
     restrictive covenants and requires annual
     payments of principal (see below).
--------------------------------------------------------------------------------
     Total debt                                      $ 72,101         $ 74,096
================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):

                        2002               $ 2,400
                        2003                   -
                        2004                   -
                        2005                   -
                        2006                   -

Interest paid on the surplus notes was $5.8 million in 2001 and 2000. Interest paid on the term note was $0.2 million and $0.3 million in 2001 and 2000, respectively.

The Company also has two lines of credit available. A $40 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 40 basis points. The outstanding balance was $4.4 million and $-0- as of December 31, 2001 and 2000, respectively, and is included in other liabilities. The Company also has a $10 million line of credit with BankNorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the BankNorth line of credit was $-0- for both December 31, 2001 and 2000. Total interest on the combined lines of credit was $7,000 for 2001 and $-0- for 2000.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2001 were $52.9 million.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2001, and are included in the statements of operations as change in sales practice remediation provision. In late 1999, two lawsuits were filed in Vermont against National Life and the State of Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS FOR GOODWILL AND
          OTHER INTANGIBLE ASSETS - FAS 142

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (FAS 142), which establishes accounting and reporting standards for intangible assets. Under FAS 142, intangible assets having indefinite useful lives are no longer subject to amortization, but instead are to be tested at least annually for impairment. Intangible assets with finite useful lives will be amortized over their useful lives. FAS 142 also provides specific guidance on how to determine and measure goodwill impairment. Provisions of this statement are to be applied starting with fiscal years beginning after December 15, 2001. The Company does not anticipate a significant cumulative effect on its financial position due to the adoption of FAS 142.

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to American International Technology Enterprises, Inc. (AITE) located in Livingston, New Jersey. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. The Company's management believes that this change in operation will reduce costs and increase future operating efficiency. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001 with final payment of benefits expected to occur in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses.

NOTE 12 - ADOPTION OF EITF 99-20: RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON CERTAIN INVESTMENTS

The Company adopted EITF 99-20 Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20) effective April 1, 2001. EITF 99- 20 requires that beneficial interests in securitized financial assets which experience other-than-temporary impairments be written down to fair value with the resulting change being included as a charge against income. The cumulative effect of adopting EITF 99-20, net of related taxes, was ($2.1) million. In accordance with EITF 99-20, 2001 operating net income decreased $1.5 million due to other-than-temporary impairments of securitized financial assets. The pro forma effects of applying EITF 99-20 to prior period operating results are not determinable.

NOTE 13 - NATIONAL LIFE CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities.

The Company adopted the American Institute of Certified Public Accountants Statement of Position 00-3 Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts (SOP 00-3) effective January 1, 2000. No restatement of prior period information was necessary to conform with the requirements of SOP 00-3.

Under the provisions of SOP 00-3, if actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings will be recorded as a policyholder dividend obligation to be paid to Closed Block policyholders unless offset by future results which are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. No policyholder dividend obligation for distribution of accumulated excess earnings was required at December 31, 2001 or 2000. Unrealized gains in the Closed Block, net of related deferred acquisition cost and income tax offsets, generated a policyholder dividend obligation of $13.3 million and $-0- at December 31, 2001 and 2000, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2001 and 2000 and for the years then ended is as follows (in thousands):

                                                         2001           2000
--------------------------------------------------------------------------------

LIABILITIES:
     Policy liabilities and accruals                 $ 3,718,677    $ 3,692,064
     Other liabilities                                    34,732         47,775
--------------------------------------------------------------------------------
          Total liabilities                          $ 3,753,409    $ 3,739,839
================================================================================

ASSETS:
     Cash and cash equivalents                       $   169,769    $   218,296
     Available-for-sale debt and equity securities     1,940,839      1,797,634
     Mortgage loans                                      407,168        416,639
     Policy loans                                        629,998        642,378
     Accrued investment income                            53,907         54,052
     Premiums and fees receivable                         18,552         18,946
     Deferred policy acquisition costs                   223,402        268,708
     Other assets                                         41,816         48,144
--------------------------------------------------------------------------------
          Total assets                               $ 3,485,451    $ 3,464,797
================================================================================

Excess of reported closed block liabilities over
  closed block assets                                $   267,958    $   275,042
Closed block accumulated other comprehensive
  gain represented above                                    (700)        (4,678)
--------------------------------------------------------------------------------
Maximum future earnings to be recognized
  from closed block assets and liabilities           $   268,658    $   279,720
================================================================================

                                                           2001          2000
--------------------------------------------------------------------------------

REVENUES:
  Premiums and other income                             $ 295,418     $ 312,963
  Net investment income                                   212,626       217,096
  Net investment gain (loss)                                1,269        (4,309)
--------------------------------------------------------------------------------

   Total revenues                                         509,313       525,750
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                           70,167        27,504
  Policy benefits                                         249,658       309,189
  Policyholders' dividends                                115,716       114,095
  Interest credited to policyholders' accounts             11,712        12,377
  Operating expenses                                       14,976        16,894
  Policy acquisition expenses, net                         30,066        23,320
--------------------------------------------------------------------------------

   Total benefits and expenses                            492,295       503,379
--------------------------------------------------------------------------------

Pre-tax results of operations                              17,018        22,371

Income taxes                                                5,956         7,784
--------------------------------------------------------------------------------

Closed block results of operations                         11,062        14,587

Other comprehensive income:
     Unrealized (loss) gain                                (3,978)       11,658
--------------------------------------------------------------------------------

Total closed block comprehensive income                 $   7,084     $  26,245
================================================================================

Excess of reported closed block liabilities over
  closed block assets:
Beginning of year                                       $ 275,042     $ 301,287
     Closed block comprehensive income                      7,084        26,245
--------------------------------------------------------------------------------
End of year                                             $ 267,958     $ 275,042
================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2001 and 2000 were $1,873.1 million and $1,777.2 million, respectively. There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 2001 or 2000.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 14 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. Similarly, NLVF currently has no assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $1 million dividend to its parent, NLVF, during 2000. Concurrently, NLVF declared and paid a dividend of $.3 million to NLHC. There were no dividends paid or declared in 2001 by National Life, NLVF, or NHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations (see Note 15 for statutory information) require pre-approval by the Commissioner.

NOTE 15 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National statutory surplus to GAAP equity at December 31 and statutory net (loss) income to GAAP net income for the years ended December 31 is as follows (in thousands):

                                                 2001                      2000
                                       ------------------------------------------------
                                        Surplus/        Net       Surplus/       Net
                                         Equity        Income      Equity      Income
----------------------------------------------------------------------------------------
Statutory surplus/net (loss) income    $ 454,233    $ (11,836)   $ 411,278    $  31,959

Asset valuation reserve                   57,025         --         78,101         --
Interest maintenance reserve              55,887       (6,014)      49,873        8,634
Surplus notes                            (69,701)        --        (69,696)        --
Non-admitted assets                       44,033         --         28,440         --
Investments                              116,387       47,289       60,044       13,264
Policy acquisition costs                 477,820       13,154      466,326        8,318
Income taxes                               9,398       (8,907)      61,834         (754)
Policy liabilities and dividends        (167,177)      (4,845)    (180,261)      (7,227)
Sales practices litigation provision        --         13,802         --           --
Benefit plans                            (29,304)        (812)     (28,492)        (360)
Other comprehensive income, net            9,697         --        (21,626)        --
Other changes, net                        (7,372)       6,009       15,942        7,867
----------------------------------------------------------------------------------------
GAAP equity/net income                 $ 950,925    $  47,839    $ 871,763    $  61,701
========================================================================================


The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration adopted Codification effective January 1, 2001. National Life implemented Codification as of that date for statutory reporting purposes. The cumulative effect of changes in accounting principles is reported as an adjustment to statutory surplus in the period of the change in accounting principle. As a result of implementing Codification, National Life and LSW reported a total increase in statutory surplus of $40.9 million as of January 1, 2001. Included in this total adjustment is an increase in statutory surplus of $45.4 million related to deferred tax assets.

NOTE 16 - EVENTS SUBSEQUENT TO THE DATE OF THE INDEPENDENT
          ACCOUNTANT'S REPORT (UNAUDITED)

National Life is a member of a catastrophic reinsurance pool sponsored by a group of life insurance companies. The pool is not pre-funded. A member may only make a request for reimbursement from the pool if a particular catastrophic event causes claims against the member to exceed specified levels. If submitted claims are approved for reimbursement, pro-rata member assessments (up to certain limits) are determined based on each member's total insurance in force. The events of September 11, 2001 are considered a catastrophic event and National Life has been notified that certain members will submit reimbursement requests to the pool. Claims may be submitted until May 15, 2002. The maximum exposure to National Life will not exceed $1.8 million, net of income taxes. However, the actual amount of exposure is not currently estimable.

                                National Variable
                             Life Insurance Account
                               (Varitrak Segment)

                               Financial Statements



                                      *****


                                December 31, 2001

PricewaterhousecoopersPC
                                                   Pricewaterhousecoopers LLP
                               160 Federal Street
                                                   Boston MA 02110-9862
                                                   Telephone (617) 428 8400
                                                   Facsimile (617) 439 7393




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of National Life Insurance Company And Policyholders of National Variable Life Insurance Account- VariTrak Segment:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account- VariTrak Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31,2001, and the results of each of their operations and each of their changes in net assets for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/s/  Pricewaterhousecooper LLP
March 29, 2001


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A
    Segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF NET ASSETS
                                December 31, 2001


                                                                                                          Policyholder
                                                                                                            Account
Assets:                                                                                                      Values
                                                                                                          ----------

Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):


Market Street Managed Fund (155,194.83 accumulation units at $14.43 unit value)                              $2,239,211
Market Street Bond Fund (177,640.76 accumulation units ate $13.26 unit value)                                 2,355,411
Strong Opportunity Fund II (133,076.38 accumulation units at $14.05 unit value)                               1,869,309
Strong Variable Insurance Funds Mid Cap Growth (420,672.57 accumulation units at $12.34 unit value            5,189,292
The Dreyfus Socially Responsible Growth Fund (12,187.45 accumulation units at $7.68 unit value)                  93,567
American Variable Portfolios VP Value (195,446.31 accumulation units at $13.42 unit value)                    2,622,058
American Variable Portfolios VP Value Income & Growth (219,624.77 accumulation units at $10.34 unit value)    2,270,850
Sentinel Variable Products Trust Money Market (648,822.71 accumulation units at $12.66 unit value)            8,212,608
Sentinel Variable Products Trust Common Stock (936,487.81 accumulation units at $16.30 unit va1ue)            5,262,083
Sentinel Variable Products Trust Small Company (242,948.99 accumulation units at $23.95 unit value)           5,819,218
Sentinel Variable Products Trust Mid Cap Growth (365,419.20 accumulation units at $16.74 unit value)          6,118,880
Sentinel Variable Products Trust Growth Index (26,550.18 accumulation units at $8.11 unit value)                215,395
Alger American Growth Fund (662,300.07 accumulation units at $19.14 unit value)                              12,675,009
Alger American Small Cap Fund (746,095.47 accumulation units at $9.10 unit value)                             6,792,280
Alger American Leveraged All Cap Fund (41,236.81 accumulation units at $8.35 unit value)                        344,299
VIPF Equity Income Portfolio (330,661.91 accumulation units at $35.62 unit value)                            11,776,876
VIPF Overseas Portfolio (397,433.34 accumulation units at $18.41 unit value)                                  7,316,875
VIPF Growth Portfolio (350,066.18 accumulation units at $41.46 unit value)                                   14,514,953
VIPF High Income Portfolio (135,440.87 accumulation units at $19.56 unit value)                               2,649,779
VIPF Index 500 Portfolio (958,812.21 accumulation units at $28.02 unit value)                                26,861,568
VIPF Contrafund Portfolio 396,521.89 accumulation units at $15.65 unit value)                                 6,205,963
VIPF Investment Grade Bond Portfolio (183,172.48 accumulation units at $10.95 unit value)                     2,005,778
JP Morgan Series Trust II International Opportunities (108,233.14 accumulation units at $8.79 unit value)       951,395
JP Morgan Series Trust II Small Company (104,544.72 accumulation units at $11.47 unit value)                  1,198,808
Neuberger Berman Partners Portfolio (67,876.05 accumulation units at $10.44 unit value)                         708,892
INVESCO Variable Investment Funds Dynamics (47,653.07 accumulation units at $7.30 unit value)                   347,894
INVESCO Variable Investment Funds Technology (109,370.66 accumulation units at $5.41 unit value)                 591,562
INVESCO Variable Investment Funds Health Sciences (62,931.73 accumulation units at $9.17 unit value)            576,865
                                                                                                         --------------

     Total Net Assets                                                                                    $  147,786,678
                                                                                                         ==============


    The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2001





                                                                     Strong Variable
                                     Market Street Fund     Strong   Insurance Funds  Dreyfus  American Centrury Variable Portfolios
                                     -------------------- ---------- ---------------  -------- ------------------------------------
                                                         Opportunity     Mid Cap      Socially                  VP Income &
                                     Managed     Bond       Fund II      Growth      Responsible       VP Value   Growth
                                     --------- ---------- ---------- -------------  ------------      --------   ---------
Investment Income:
   Dividend income                    81,959    148,688      6,729          --           54           12,216      17,525
   Capital gains distributions       116,019       --      280,759          --         --               --          --
                                     --------    -------    -------    ----------    -------          -------    --------
Total Investment Income              197,978    148,688    287,488          --           54           12,216      17,525

Expenses:
   Mortality and expense risk
   and administrative charges         18,674     21,162     13,912        45,989        390           14,023      18,239
                                     --------    -------    -------    ----------    -------          -------    --------

Net investment income (loss)         179,304    127,526    273,576        45,989    (336.00)       ( 1807.00)    (714.00)
                                     --------    -------    -------    ----------    -------          -------    --------

Realized and unrealized (loss) gain on investments:
   Net realized (loss) gain from
   shares sold                      (123,657)     8,799    (39,062)   (1,574,516)    (6,972)         108,922    (108,291)

   Net unrealized (depreciation)
   appreciation on investments      (226,314)     7,917   (301,169)     (341,632)    (2,846)         103,118     (83,363)
                                     --------    -------    -------    ----------    -------          -------    --------

   Net realized and unrealized
   (loss) gain on investments       (349,971)    16,716   (340,231)   (1,916,148)    (9,818)         212,040    (191,654)
                                     --------    -------    -------    ----------    -------          -------    --------

(Decrease) increase in net assets
resulting from operations           (170,667)   144,242    (66,655)   (1,962,137)   (10,154)         210,233    (192,368)
                                    ========    =======    =======    ==========    =======          =======    ========




    The accompanying notes are an integral part of these financial statements.





           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31,2001


                                                               Sentinel Variable Product Trust
                                                         -----------------------------------------------------
                                                   Money        Common       Small        Mid Cap       Growth
                                                   Market       Stock       Company       Growth        Index
                                                  ---------  ----------   ----------    -----------    ---------
Investment Income:
                 Dividend income                 $244,241   $   166,264    $  16,999           --      $   497
                 Capital gains distributions         --          56,672          608           --         --
                                                 --------   -----------    ---------    -----------     -----
Total Investment Income                           244,241       222,936       17,607           --          497

Expenses:
                 Mortality and expense risk
                 and administrative charges        63,310       129,752       42,658         49,390        829
                                                 --------   -----------    ---------    -----------     -----

Net investment income (loss)                      180,931        93,184      (25,051)       (49,390)      (332)
                                                 --------   -----------    ---------    -----------     -----
Realized and unrealized (loss) gain on investments:
                 Net realized (loss) gain from
                 shares sold                         --         (38,106)      42,745       (410,852)    (3,986)

                 Net unrealized (depreciation)
                 appreciation on investments         --      (1,379,507)     299,844     (1,017,932)     4,297
                                                 --------   -----------    ---------    -----------     -----
                 Net realized and unrealized
                 (loss) gain on investments          --      (1,417,613)     342,589     (1,428,784)       311
                                                 --------   -----------    ---------    -----------     -----
(Decrease) increase in net assets
resulting from operations                        $180,931   $(1,324,429)   $ 317,538    $(1,478,174)    $($21)
                                                 ========   ===========    =========    ===========     =====




                                                                   Alger American Fund
                                                                   -------------------

                                                           Growth        Small Cap    Leveraged
                                                       ----------------  -----------  ---------
Investment Income:
                 Dividend income                        $    28,667    $     3,337        --
                 Capital gains distributions              1,554,487           --         5,768
                                                        -----------    -----------    --------
Total Investment Income                                   1,583,154          3,337       5,768

Expenses:
                 Mortality and expense risk
                 and administrative charges                 109,432         60,205       1,572
                                                        -----------    -----------    --------

Net investment income (loss)                              1,473,722        (56,868)      4,196
                                                        -----------    -----------    --------
Realized and unrealized (loss) gain on investments:
                 Net realized (loss) gain from
                 shares sold                             (1,225,664)    (3,674,553)    (14,797)

                 Net unrealized (depreciation)
                 appreciation on investments             (1,896,433)     1,219,114      (4,110)
                                                        -----------    -----------    --------
                 Net realized and unrealized
                 (loss) gain on investments              (3,122,097)    (2,455,439)    (18,907)
                                                        -----------    -----------    --------
(Decrease) increase in net assets
resulting from operations                               $(1,648,375)   $(2,512,307)   $(14,711)
                                                        ===========    ===========    ========






    The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED DECEMBER 31, 2001



                                                                           VIPF
                                     --------------------------------------------------------------- --------------  ------------
                                     Equity                                 High                                      Investment
                                     Income    Overseas      Growth        Income       Index 500       Contrafund    Grade Bond
                                    --------- ---------- -------------  ------------  -------------  --------------  ------------
Investment Income:
    Dividend income                 $192,471    $399,656       $11,165      $311,451       $253,142         $46,376     $7,527
    Capital gains distributions      540,751     631,714     1,049,485          -               -           163,679        -
                                    ------------------------------------------------------------------------------------------
Total Investment Income              733,222   1,031,370     1,060,650       311,451        253,142         210,055      7,527

Expenses:
 Mortality and expense risk
 and administrative charges          103,355      68,397       129,693        23,673        215,819          53,634     10,401
                                     -----------------------------------------------------------------------------------------

Net investment income (loss)         629,867     962,973       930,957       287,778         37,323         156,421     (2,874)
                                     ------------------------------------------------------------------------------------------

Realized and unrealized (loss) gain on investments:
 Net realized (loss) gain from
 shares sold                         (75,192)   (952,595)     (924,057)     (497,216)    (1,310,158)       (496,050)    18,803

 Net unrealized (depreciation)
 appreciation on investments      (1,225,070) (1,898,571)   (3,005,137)     (149,840)    (1,908,136)       (501,058)    49,835
                                 ---------------------------------------------------------------------------------------------

 Net realized and unrealized
 (loss) gain on investments       (1,300,262) (2,851,166)   (3,929,194)     (647,056)    (3,218,294)       (997,108)    68,638
                                 ---------------------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations          ($670,395)($1,888,193)  ($2,998,237)    ($359,278)   ($3,180,971)      ($840,687)   $65,764
                                   ===========================================================================================

   The accompanying notes are an integral part of these financial statements.



          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31,2001




                                                                          Neuberger
                                               JP Morgan Series Trust II   Berman        INVESCO Variable Investment Funds
                                                ------------------------- ---------   ----------------------------------------
                                                International  Small     Partners                             Health
                                                Opportunity   Company    Portfollo    Dynamics   Technology  Sciences    Total
                                                -----------   ------- -------------  ----------  ----------- --------    ------
Investment Income:
                 Dividend income                   $9,679       $469       $23,414        -             -    $1,907     $ 196,333
                 Capital gains distributions       22,221  -                21,982        -             -         -     4,444,145
                                                 --------------------------------------------------------------------------------
Total Investment Income                            31,900        469        24,296        -             -     1,907     6,407,478

Expenses:
                 Mortality and expense risk
                 and administrative charges         7,407     10,160         5,648       2,006      4,149     3,329     1,227,208
                                                 -------------------------------------------------------------------------------

Net investment income (loss)                        2,493     (9,691)       18,648      (2,006)    (4,149)   (1,422)    5,180,270
                                                 --------------------------------------------------------------------------------

Realized and unrealized (loss) gain on investments:
                 Net realized (loss) gain from
                 shares sold                     (158,048)  (173,520)      (24,456)    (46,067)  (202,318)  (13,918)  (11,914,792)

                 Net unrealized (depreciation)
                 appreciation on investments      (30,128)    64,923       (13,678)    (12,112)   (13,802)    8,082   (12,253,708)
                                                 -------------------------------------------------------------------------------

                 Net realized and unrealized
                 (loss) gain on investments      (188,176)  (108,597)      (38,144)    (58,179)  (216,120)   (5,836)  (24,168,500)
                                                 -------------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                       ($163,683) ($118,288)     ($19,496)   ($60,185) ($220,269)  ($7,258) ($18,988,230)
                                                =================================================================================



   The accompanying notes are an integral part of these financial statements.




           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                 Market Street Fund
                                     ---------------------------------------------------------------------------------
                                       Money                  Aggressive
                                       Market     Growth       Growth       Managed        Bond       International
                                      --------- ---------- -------------  ------------  ------------- ---------------
Investment Income:
     Dividend income                $ 272,084    $ 181,327    $  56,194    $  63,696    $ 102,033    $    78,895
     Capital gains distributions         --        809,819      117,523       96,743         --          312,979
                                    ---------    ---------    ---------    ---------    ---------    -----------
Total Investment Income               272,084      991,146      173,717      160,439      102,033        931,874

Expenses:
     Mortality and expense risk
     and administrative charges        41,174      112,070       21,555       19,069       18,124         26,820
                                    ---------    ---------    ---------    ---------    ---------    -----------

Net investment income                 230,910      879,076      141,370       83,909      365,054      1,580,002
                                    ---------    ---------    ---------    ---------    ---------    -----------

Realized and unrealized (loss) gain on investments:
    Net realized (loss) gain from
    shares sold                            (1)     358,062      630,029      (44,270)     (55,050)       (99,334)

    Net unrealized (depreciation)
    appreciation on investments          --       (744,600)    (204,740)      67,428      146,153       (544,272)
                                    ---------    ---------    ---------    ---------    ---------    -----------

    Net realized and unrealized
    (loss) gain on investments             (1)    (388,538)     425,289       23,158       91,103       (643,606)
                                    ---------    ---------    ---------    ---------    ---------    -----------

Increase (decrease) in net assets
resulting from operations           $ 230,909    $ 492,538    $ 577,451    $ 164,528    $ 175,012    ($  278,552)
                                    =========    =========    =========    =========    =========    ===========






                                                                        Strong Variable
                                                           Strong       Insurance Funds
                                          ----------    ------------     -----------
                                            Sentinel     Opportunity        Mid Cap
                                            Growth         Fund II          Growth
                                           ---------      ----------       ---------
Investment Income:
     Dividend income                     $ 1,308,274      $    2,922             --
     Capital gains distributions             310,453         158,171          413,158
                                         ------------     ----------      -----------
Total Investment Income                    1,618,737         161,093          413,128

Expenses:
     Mortality and expense risk
     and administrative charges               38,735           8,225           40,153
                                         ------------     ----------      -----------
Net investment income                      1,580,002         152,868          372,975
                                         ------------     ----------      -----------

Realized and unrealized (loss) gain on investments:
    Net realized (loss) gain from
    shares sold                           (1,301,813)         50,817          431,668

    Net unrealized (depreciation)
    appreciation on investments             (816,269)       (160,370)      (2,151,029)
                                         ------------     ---------       -----------

    Net realized and unrealized
    (loss) gain on investments            (2,118,062)       (109,553)      (1,719,361)
                                         ------------     ----------      -----------


Increase (decrease) in net assets        $   (538,080)    $   43,315      ($1,346,386)
resulting from operations                ============     ==========      ===========





   The accompanying notes are an integral part of these financial statements.



          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000




                                           Sentinel Variable Products Trust                 Alger American Fund          Dreyfus
                                           --------------------------------                 -------------------          -------
                                     Money     Common     Small     Mid Cap    Growth                         Leveraged  Socially
                                     Market    Stock      Company   Growth     Index     Growth     Small Cap  All Cap  Responsible
                                     --------- ---------- --------- ---------  -------- ----------- ---------- ------- ----------
Investment Income:
   Dividend income                     --         --         --         --       --           --           --       --       10
   Capital gains distributions       28,810     14,449      3,642       --       --      1,477,954    3,131,382     --      --
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----
Total Investment Income              28,810     14,449      3,642       --       --      1,477,954    3,131,382     --       10
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----
Expenses:
   Mortality and expense risk
   and administrative charges         4,130     10,434      2,630      3,770        1      103,621       77,698      18     --
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----

Net investment income (loss)         24,680      4,015      1,012     (3,770)      (1)   1,374,333    3,053,654     (18)     10
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----

Realized and unrealized (loss) gain on investments:
   Net realized (loss) gain from
   shares sold                         --        8,106      3,879      5,023       (1)     735,854     (244,253)     (1)    --
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----
   Net unrealized (depreciation)
   appreciation on investments         --      699,765    257,045     52,793     (303)  (4,169,159)  (5,635,837)     30     (41)
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----

   Net realized and unrealized
   (loss) gain on investments          --      707,871    260,924     57,816     (304)  (3,433,305)  (5,880,090)     29     (41)
                                    -------   --------   --------   --------    -----  -----------  -----------    ----    ----

Increase (decrease) in net assets
resulting from operations           $24,680   $711,886   $261,936   $ 54,046    ($305) ($2,058,972) ($2,826,406)   $ 11    ($31)
                                    =======   ========   ========   ========    =====  ===========  ===========    ====    ====




    The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)


                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                         VIPF
                                                           -------------------------------------------------------------------
                                                          Equity                                       High
                                                          Income       Overseas         Growth         Income        Index 500
                                                          --------     --------       -----------   ----------  ----------------
Investment Income:
               Dividend income                        $   181,907    $    59,490     $    15,865    $   185,047    $   188,123
               Capital gains distributions                685,322        374,627       1,578,604           --           82,234
                                                      -----------    -----------     -----------    -----------    -----------
Total Investment Income                                   867,229        434,117       1,594,469        185,047        270,357

Expenses:
               Mortality and expense risk
               and administrative charges                  95,747         44,154         144,010         23,679        180,557
                                                      -----------    -----------     -----------    -----------    -----------

Net investment income (loss)                              771,482        389,963       1,450,459        161,368         89,800
                                                      -----------    -----------     -----------    -----------    -----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                               (111,078)       202,738       1,142,930       (207,105)     1,041,228

               Net unrealized (depreciation)
               appreciation on investments                140,771     (1,605,565)       (631,168)    (3,417,633)    (1,195,807)
                                                      -----------    -----------     -----------    -----------    -----------

               Net realized and unrealized
               (loss) gain on investments                  29,693     (1,402,827)     (3,596,084)      (868,273)    (2,376,405)
                                                      -----------    -----------     -----------    -----------    -----------

(Decrease) increase in net assets
resulting from operations                             $   801,175    ($1,012,864)    ($2,145,625)   ($  676,905)   ($2,286,605)
                                                      ===========    ===========     ===========    ===========    ===========




                                                                                         American Century Variable
                                                                                                Portfolios
                                                        ------------------------------  --------------------------
                                                                           Investment                 VP Income &
                                                         Contrafund       Grade Bond     VP Value        Growth
                                                          ---------  ----------------   ----------    ----------

Investment Income:
               Dividend income                           $    16,846           --      $     3,860    $     6,893
               Capital gains distributions                   611,508           --            9,876           --
                                                         -----------     -----------   -----------    -----------
Total Investment Income                                      628,354           --           13,736          6,893

Expenses:
               Mortality and expense risk
               and administrative charges                     50,934             84          3,743         12,758
                                                         -----------     -----------   -----------    -----------

Net investment income (loss)                                 577,420            (84)         9,993         (5,865)
                                                         -----------     -----------   -----------    -----------

Realized and unrealized (loss) gain on investments
               Net realized (loss) gain from
               shares sold                                   147,078             11        (22,011)        25,538

               Net unrealized (depreciation)
               appreciation on investments                     1,764        122,432       (195,832)
                                                         -----------     -----------   -----------    -----------

               Net realized and unrealized
               (loss) gain on investments                 (1,048,729)         1,775        100,421       (170,294)
                                                         -----------     -----------   -----------    -----------

(Decrease) increase in net assets
resulting from operations                                ($  471,309)   $     1,691    $   110,414    ($  176,159)
                                                         ===========    ===========    ===========    ===========






   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                     Neuberger
                                                          JP Morgan Series T         BermanI     INVESCO Variable Investment Funds
                                                          ------------------         -------     ---------------------------------
                                                          International    Small     Partners                            Health
                                                          Opportunity     Company    Portfollo    Dynamics    Technology Sciences
                                                          -------------   --------  ----------   ----------  ---------- ----------
Investment Income:
               Dividend income                             $1,199         $1,982        $2,597   $   -        $   -      $    -
               Capital gains distributions                 14,644         14,092        55,231       -            -           -
                                                          ------------------------------------------------------------------------
Total Investment Income                                    15,843         16,074        57,828       -            -           -

Expenses:
               Mortality and expense risk
               and administrative charges                   4,650          7,059         3,743        17            6         24
                                                          ------------------------------------------------------------------------

Net investment income (loss)                               11,193          9,015        54,085       (17)         (6)        (24)
                                                          ------------------------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                  7,542         15,929       (41,073)      (38)        (20)          9

               Net unrealized (depreciation)
               appreciation on investments                (115,911)      -167,533       (9,304)      (96)     (1,805)      2,124
                                                          ------------------------------------------------------------------------

               Net realized and unrealized
               (loss) gain on investments                 (108,369)      (151,604)     (50,377)     (134)     (1,825)      2,133
                                                          ------------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                                 ($97,176)      ($142,589)     $3,708     ($151)    ($1,831)     $2,109
                                                          ========================================================================



   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                          Goldman Sachs Variable Insurance Trust
                                                                      ---- -------------------------------------
                                                                      International  Global   CORE Small    Mid Cap
                                                                         Equity      Income   Cap Equity    Value       Total
                                                                      ------------   ------- -----------  ----------  -----------
Investment Income:
               Dividend income                                        $    -          -           -            -    $2,729,244
               Capital gains distributions                                 -          -           -            -    10,301,201
                                                                      --------------------------------------------------------
Total Investment Income                                                    -          -           -            -    13,030,445

Expenses:
               Mortality and expense risk
               and administrative charges                               4,607         491       1,150       1,928    1,107,568
                                                                      ---------------------------------------------------------

Net investment income (loss)                                           -4,607        (491)     -1,150      (1,928)  11,922,877
                                                                      ---------------------------------------------------------

Realized and unrealized
(loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                            (109,286)     3,404     (14,279)     44,768    2,605,000

               Net unrealized (depreciation)
               appreciation on investments                            (22,722)      1,315      (9,366)      1,863   (25,044,893)
                                                                      ---------------------------------------------------------

               Net realized and unrealized
               (loss) gain on investments                             (132,008)     4,719     (23,645)     46,631   (22,439,893)
                                                                      ---------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                                             ($136,615)   $4,228    ($24,795)    $44,703   ($10,517,016)
                                                                      ==========================================================



   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                                              Market Street Fund
                                                               ---------------------------------------------------------------------
                                                               Money              Aggressive
                                                               Market   Growth     Growth      Managed        Bond     International
                                                               -------- -------- -----------  ----------  ------------ ------------
Investment Income:
               Dividend income                                 $224,222 $35,793      $6,997      $9,107      $13,788       $21,983
               Capital gains distributions                     -        209,093     173,510      62,103       10,833       112,786
                                                               ---------------------------------------------------------------------
Total Investment Income                                        224,222  244,886     180,507      71,210       24,621       134,771

Expenses:
               Mortality and expense risk
               and administrative charges                       41,721  107,429      14,087      15,752       11,973        21,719
                                                               ---------------------------------------------------------------------

Net investment income (loss)                                   182,501  137,457     166,420      55,458       12,648       113,052
                                                               ---------------------------------------------------------------------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                     -         79,013     (29,873)     37,402       (5,840)       32,890

               Net unrealized (depreciation)
               appreciation on investments                     -        (15,120)    120,558     (98,893)     (56,125)      500,650
                                                               ---------------------------------------------------------------------

               Net realized and unrealized
               (loss) gain on investments                      -         63,893      90,785     (61,491)     (61,965)      533,540
                                                               ---------------------------------------------------------------------

(Decrease) increase in net assets
resulting from operations                                      $182,501 $201,350   $257,205     ($6,033)    ($49,317)     $646,592
                                                               =====================================================================




                                                               Alger American Funds
                                                             ------------------------
                                                         Sentinel
                                                         Growth      Growth     Small Cap
                                                         -------    --------    --------
Investment Income:
               Dividend income                        $    2,953   $    8,427         --
               Capital gains distributions                67,321      575,353      687,887
                                                      ----------   ----------   ----------
Total Investment Income                                   70,274      583,780      687,887

Expenses:
               Mortality and expense risk
               and administrative charges                 18,499       51,216       50,956
                                                      ----------   ----------   ----------

Net investment income (loss)                              51,775      522,564      636,931
                                                      ----------   ----------   ----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                65,850      577,304       93,301

               Net unrealized (depreciation)
               appreciation on investments               682,680    1,024,377    1,596,167
                                                      ----------   ----------   ----------

               Net realized and unrealized
               (loss) gain on investments                748,530    1,601,681    1,689,468
                                                      ----------   ----------   ----------

(Decrease) increase in net assets
resulting from operations                             $  800,305   $2,124,245   $2,326,399
                                                      ==========   ==========   ==========


   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                                       VIPF
                                                        ----------------------------------------------------------------------------
                                                        Equity                                   High                       Index
                                                        Income        Overseas     Growth       Income      Contrafund       500
                                                        --------      --------   -----------  ----------  --------------  ----------
Investment Income:
               Dividend income                        $  132,274    $   38,582   $   13,274   $  210,061    $    9,700   $   67,222
               Capital gains distributions               292,396        82,229      834,615        7,853        71,133       45,615
                                                      ----------    ----------   ----------   ----------    ----------   ----------
Total Investment Income                                  424,670       100,811      847,889      217,914        80,833      112,837

Expenses:
               Mortality and expense risk
               and administrative charges                 89,153        27,018       86,698       23,116        26,335      102,705
                                                      ----------    ----------   ----------   ----------    ----------   ----------

Net investment income (loss)                             335,517        73,793      761,191      194,796        54,498       10,132
                                                      ----------    ----------   ----------   ----------    ----------   ----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                               361,515        86,245      677,291     (146,982)      193,124      823,410

               Net unrealized (depreciation)
               appreciation on investments              (217,244)    1,039,168    1,869,134      116,488       469,978    1,421,745
                                                      ----------    ----------   ----------   ----------    ----------   ----------

               Net realized and unrealized
               (loss) gain on investments                144,271     1,125,413    2,546,425      (30,494)      663,100    2,245,155
                                                      ----------    ----------   ----------   ----------    ----------   ----------

(Decrease) increase in net assets
resulting from operations                             $  479,788    $1,199,206   $3,307,616   $  164,304    $  717,598   $2,255,287
                                                      ==========    ==========   ==========   ==========    ==========   ==========








                                                                 American Century Variable
                                                                         Portfolios
                                                                  ---------------------
                                                                               VP Income &
                                                                   VP Value      Growth
                                                                  ----------     --------

Investment Income:
               Dividend income                                   $      549    $       40
               Capital gains distributions                            5,198          --
                                                                 ----------    ----------
Total Investment Income                                               5,747            40

Expenses:
               Mortality and expense risk
               and administrative charges                             1,010         4,209
                                                                 ----------    ----------

Net investment income (loss)                                          4,737        (4,189)
                                                                 ----------    ----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                           (2,164)       24,948

               Net unrealized (depreciation)
               appreciation on investments                          (14,728)       77,756
                                                                 ----------    ----------

               Net realized and unrealized
               (loss) gain on investments                           (16,892)      102,704
                                                                 ----------    ----------

(Decrease) increase in net assets
resulting from operations                                        ($  12,155)   $   98,535
                                                                 ==========    ==========







   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                               JP Morgan                        Strong Variable   Neuberger
                                                            Series Trust II        Strong       Insurance Funds   Berman
                                                            ---------------        ------       ---------------  --------
                                                      International    Small     Opportunity       Mid Cap        Partners
                                                      Opportunity      Company     Fund II         Growth         Portfollo
                                                      -------------  -----------  ----------     -------------------------
Investment Income:
               Dividend income                        $     1,393   $        73          --            --      $     1,426
               Capital gains distributions                  8,572         4,859         3,110           155          2,480
                                                      -----------   -----------   -----------   -----------    -----------
Total Investment Income                                     9,965         4,932         3,110           155          3,906

Expenses:
               Mortality and expense risk
               and administrative charges                     632           865         1,447         4,044          1,657
                                                      -----------   -----------   -----------   -----------    -----------

Net investment income (loss)                                9,333         4,067         1,663        (3,889)         2,249
                                                      -----------   -----------   -----------   -----------    -----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                  1,579        21,966         4,549        73,685          4,890

               Net unrealized (depreciation)
               appreciation on investments                 33,198        34,479        63,891       391,256          2,086
                                                      -----------   -----------   -----------   -----------    -----------

               Net realized and unrealized
               (loss) gain on investments                   3,477        56,445        68,540       464,941          6,976
                                                      -----------   -----------   -----------   -----------    -----------

Increase (decrease) in net assets
resulting from operations                             $    44,110   $    60,512   $    70,203   $   461,052    $     9,225
                                                      ===========   ===========   ===========   ===========    ===========







                                                                      Goldman Sach Variable Insurance Trust
                                                        --------------------------------------------------------
                                                         International    Global      CORE Small        Mid Cap
                                                             Equity       Income      CAP Equity        Value          Total
                                                         -------------    ------      ----------        -------       ------


Investment Income:
               Dividend income                         $     2,899   $     1,196    $       148    $       662    $   802,769
               Capital gains distributions                  14,424           190           --             --        3,251,717
                                                       -----------   -----------    -----------    -----------    -----------
Total Investment Income                                     17,323         1,366            148            662      4,054,486

Expenses:
               Mortality and expense risk
               and administrative charges                    1,055           131            445            346        714,218
                                                       -----------   -----------    -----------    -----------    -----------

Net investment income (loss)                                16,268         1,255           (297)           316      3,340,268
                                                       -----------   -----------    -----------    -----------    -----------

Realized and unrealized (loss) gain on investments:
               Net realized (loss) gain from
               shares sold                                   8,182           (42)         2,815          1,831      2,985,989

               Net unrealized (depreciation)
               appreciation on investments                  21,079        (1,337)         7,437         (3,555)     9,065,223
                                                       -----------   -----------    -----------    -----------    -----------

               Net realized and unrealized
               (loss) gain on investments                   29,261        (1,379)        10,252         (1,724)    12,052,212
                                                       -----------   -----------    -----------    -----------    -----------

Increase (decrease) in net assets
resulting from operations                              $    45,529   ($      124)   $     9,955    ($    1,408)   $15,392,480
                                                       ===========   ===========    ===========    ===========    ===========






   The accompanying notes are an integral part of these financial statements.



           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A segment within a Separate Account of National Life Insurance Company)

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31,2001


                                                                                    Strong Variable               American Century
                                                Market Street Fund        Strong    Insurance Fund  Dreyfus      Variable Portfollos
                                                ------------------        ------    --------------  -------      -------------------
                                                                        Opportunity    Mid Cap      Socially             VP Income &
                                                Managed       Bond        Fund II      Growth      Responsible  VP Value    Growth
                                                -------       ----        -------      ------      -----------  --------    ------

Net Investment Income (loss)                $   179,304  $   127,526  $   273,576  $   (45,989) $    (336) $    (1,807) $      (714)

Realized and unrealized (loss)
    gain on investments:
Net realized (loss) gain from share sold
                                               (123,657)       8,799      (39,062)    (154,516)    (6,972)     108,922     (108,291)
Net unrealized (depreciation)
appreciation on investments
                                               (226,314)       7,917     (301,169)    (341,632)    (2,846)     103,118      (83,363)
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------
Net realized and unrealized
(loss) gain on investment
                                               (349,971)      16,716     (340,231)  (1,916,148)    (9,818)     212,040     (191,654)
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------

(Decrease) increase in net assets
resulting from operations
                                               (170,667)     144,242      (66,655)  (1,962,137)   (10,154)     210,233     (192,368)
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------
Accumulation unit transactions:
Partcipant deposits
Transfers between Investment                    482,846      521,972      483,712    2,137,272     55,027      466,276      587,190
sub-accounts and general account, net
Surrenders and lapses                           (25,228)    (230,330)     355,534      207,254     79,034    1,165,410      473,673
Contract benefits                              (504,483)     (54,298)     (20,705)     (92,604)       (52)     (16,774)     (53,979)
Loan collateral interest received                  --       (175,920)        --           --         --           --           --
Transfers for policy loans                       10,693          790          625        2,976       --            361        1,262
Contract charges                                (39,468)     (10,360)     (18,990)     (29,828)   (23,379)      (6,549)     (22,927)
Miscellaneous                                  (262,313)    (213,115)    (155,424)    (681,594)    (9,400)    (177,286)    (223,787)
                                                  1,710        2,437         (542)      27,930      1,229         (884)     (13,717)
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------
Total net accumulation unit transaction
                                                117,757     (158,824)     644,210    1,571,406    102,459    1,430,554      747,715
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------
(Decrease) increase in net assets
                                                (52,910)     (14,582)     577,555     (390,731)    92,305    1,640,787      555,347
Net assets, beginning of period
                                              2,292,121    2,369,993    1,291,754    5,580,023      1,262      981,271    1,715,503
                                            -----------  -----------  -----------  -----------  ---------- -----------  -----------
Net assets, end of period
                                              2,239,211    2,355,411    1,869,309    5,189,292     93,567    2,622,058    2,270,850
                                            ===========  ===========  ===========  ===========  ========== ===========  ===========
Units issued, Transferred and Redeemed:
Beginning balance
Units issued                                $146,384.46  $190,248.93  $ 87,758.65  $310,343.25  $  126.14  $ 81,781.60  $150,691.05
Units transferred                           $ 36,125.68  $ 41,436.51  $ 34,027.30  $150,059.10  $6,477.69  $ 37,047.97  $ 54,134.52
                                            ($ 1,887.51) ($18,284.64) $ 25,010.47  $ 14,551.42  $9,303.76  $ 92,597.69  $ 43,669.10
Units redeemed                              ($25,427.80) ($35,760.04) ($13,720.04) ($54,281.20) ($3,720.14)($15,980.95) ($28,869.90)
Ending balance                              -----------  -----------  -----------  -----------  ---------- -----------  -----------
                                            $155,194.83  $177,640.76  $133,076.38  $420,672.57  $12,187.45 $195,446.31  $219,624.77
                                            ===========  ===========  ===========  ===========  ========== ===========  ===========





   The accompanying notes are an integral part of these financial statements.


            NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                       SENTINEL VARIABLE PRODUCTS TRUST
                                                       --------------------------------
                                              MONEY             COMMON         SMALL             MID CAP        GROWTH
                                              MARKET            STOCK         COMPANY            GROWTH         INDEX
                                              ------             -----        -------           ------         -----


Net Investment Income (loss)                $    180,931    $     93,814   $    (25,051)    $    (49,390)   $       (332)

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold           --           (38,106)        42,745         (410,852)         (3,986)

Net unrealized (depreciation)
 appreciation on investments                        --        (1,379,507)       299,844       (1,017,932)          4,297
                                            ------------    ------------   ------------     ------------    ------------

Net realized and unrealized
(loss) gain on investments                          --        (1,417,613)       342,589       (1,428,784)            311
                                            ------------    ------------   ------------     ------------    ------------

Increase (decrease) in net assets
 resulting from operations                       180,931      (1,324,429)       317,538       (1,478,174)            (21)
                                            ------------    ------------   ------------     ------------    ------------

Accumulation unit transactions:
 Particpant deposits                          14,643,714       3,570,695      1,316,565        1,948,649          84,962
 Transfers between investment
 sub-accounts and general account, net       (11,267,471)         (8,239)       924,061        1,267,237         141,841
Surrenders and lapses                           (688,195)       (405,056)       (86,149)        (131,013)           (113)
Contract benefits
Loan collateral interest received                   --           (91,931)          --                          (2,981) -
Transfers for policy loans                       315,811        (292,397)       (76,208)          73,254)           (159)
Contract charges                              (1,321,026)     (1,340,883)      (496,425)        (662,226)        (15,328)
Miscellaneous                                     (5,898)          3,021         (5,555)         (76,311)            764
                                            ------------    ------------   ------------     ------------    ------------

Total net accumulation unit transactions       1,686,810       1,447,917      1,580,436        2,275,370         211,967
                                            ------------    ------------   ------------     ------------    ------------

Increase (decrease) in net assets              1,867,741        123,488       1,897,974          797,196         211,946

Net assets, beginning of period                 6,344,857      15,138,595      3,921,244        5,321,684           3,449
                                            ------------    ------------   ------------     ------------    ------------

Net assets, end of period                   $  8,212,608    $ 15,262,083   $  5,819,218     $  6,118,880    $    215,395
                                            ============    ============   ============     ============    ============

Units issued, Transferred nad Redeemed:
  Beginning balance                           513,981.99      846,021.72     170,919.67       238,539.87          364.66
  Units issued                              1,171,461.70      223,097.61      60,003.24       108,660.86       10,495,85
  Units transferred                          (901,370.43)        (514.77)     42,114.64        70,663.86       17,522.45
  Units redeemed                             (135,150.55)    (132,116.75)    (30,088.56)      (52,445.19)      (1,832.78)
                                            ------------    ------------   ------------     ------------    ------------
  Ending balance                              648,822.71      936,487.81     242,948.99       365,419.20       26,550.18
                                            ============    ============   ============     ============    ============




                                                            ALGER AMERICAN FUND
                                                            -------------------
                                                                                   LEVERAGED
                                                    GROWTH        SMALL CAP         ALL CAP
                                                    ------        ---------         -------


Net Investment Income (loss)                    $  1,473,722    $    (56,868)   $      4,196

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold         (1,225,664)     (3,674,553)        (14,797)

Net unrealized (depreciation)
 appreciation on investments                      (1,896,433)      1,219,114          (4,110)
                                                ------------    ------------    ------------

Net realized and unrealized
(loss) gain on investments                        (3,122,097)     (2,455,439)        (18,907)
                                                ------------    ------------    ------------


Increase (decrease) in net assets
 resulting from operations                        (1,648,375)     (2,512,307)        (14,711)
                                                ------------    ------------    ------------

Accumulation unit transactions:
 Particpant deposits                               3,620,809       2,175,896         120,110
 Transfers between investment
 sub-accounts and general account, net             1,154,120         (96,184)        226,314
Surrenders and lapses                               (379,254)       (253,473)           (663)
Contract benefits
Loan collateral interest received                    (10,489)           --              --
Transfers for policy loans                          (158,115)        (19,597)         (1,616)
Contract charges                                  (1,333,861)       (712,358)        (27,326)
Miscellaneous                                        (15,453)         47,267             316
                                                ------------    ------------    ------------

Total net accumulation unit transactions           2,896,457       1,154,754         317,205
                                                ------------    ------------    ------------

Increase (decrease) in net assets                  1,248,082      (1,357,553)        302,494

Net assets, beginning of period                    11,426,927       8,149,833          41,805
                                                ------------    ------------    ------------

Net assets, end of period                       $ 12,675,009    $  6,792,280    $    344,299
                                                ============    ============    ============

Units issued, Transferred and Redeemed:
  Beginning balance                               521,810.43      525,348.27        4,171.62
  Units issued                                    175,623.58      227,523.22       14,034.77
  Units transferred                                55,979.39      (10,057.51)      26,444.64
  Units redeemed                                  (91,113.33)     (96,718.51)      (3,414.22)
                                                ------------    ------------    ------------
  Ending balance                                  662,300.07      746,095.47       41,236.81
                                                ============    ============    ============


   The accompanying notes are an integral part of these financial statements.



          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               VIPF
                                                EQUITY                                           HIGH            INDEX
                                                INCOME          OVERSEAS        GROWTH          INCOME            500
                                                ------          --------        ------          ------            ---

Net Investment Income (loss)                $    629,867    $    962,973    $    930,957    $    287,778         $37,323

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold        (75,192)       (952,595)       (924,057)       (497,216)     (1,310,158)

Net unrealized (depreciation)
 appreciation on investments                  (1,225,070)     (1,898,571)     (3,005,137)       (149,840)     (1,908,136)
                                            ------------    ------------    ------------    ------------    ------------

Net realized and unrealized
(loss) gain on investments                    (1,300,262)     (2,851,166)     (3,929,194)       (647,056)     (3,218,294)
                                            ------------    ------------    ------------    ------------    ------------

(Decrease) increase in net assets
 resulting from operations                      (670,395)     (1,888,193)     (2,998,237)       (359,278)     (3,180,971)
                                            ------------    ------------    ------------    ------------    ------------

Accumulation unit transactions:
 Particpant deposits                           2,342,981       1,954,485       3,984,768         756,440       8,526,988
 Transfers between investment
 sub-accounts and general account, net            51,293        (463,075)       (140,864)        151,242       2,507,976
Surrenders and lapses                           (361,419)       (188,584)       (641,192)        (67,171)       (478,423)
Contract benefits                                 (3,668)         (2,159)        (17,168)         (1,274)       (132,070)
Loan collateral interest received                 17,667           7,837          18,622           2,927          21,769
Transfers for policy loans                       (87,860)        (72,983)       (128,393)        (29,924)       (311,880)
Contract charges                              (1,109,720)       (731,071)     (1,480,583)       (282,501)     (2,912,326)
Miscellaneous                                        221          13,052          43,466           3,697          29,241
                                            ------------    ------------    ------------    ------------    ------------

Total net accumulation unit transactions         849,495         517,502       1,638,656        533,636         7,251,27
                                            ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets                179,100      (1,370,691)     (1,359,581)        174,358       4,070,304

Net assets, beginning of period                11,597,776       8,687,566      15,874,534       2,475,421      22,791,264
                                            ------------    ------------    ------------    ------------    ------------

Net assets, end of period                   $ 11,776,876    $  7,316,875    $ 14,514,953    $  2,649,779    $ 26,861,568
                                            ============    ============    ============    ============    ============

Units issued, Transferred and Redeemed:
  Beginning balance                           306,718.60      368,660.73      312,451.79      110,682.45      708,682.37
  Units issued                                 66,037.73      108,667.47       91,468.02       35,095.57      294,158.57
  Units transferred                             1,445.71      (25,746.52)      (3,233.45)       7,016.98       86,518.55
  Units redeemed                              (43,540.13)     (54,148.34)    (50,620.180      (17,354.13)    (130,527.28)
                                            ------------    ------------    ------------    ------------    ------------
    Ending balance                            330,661.91      397,433.34      350,066.18      135,440.87      958,812.21
                                            ============    ============    ============    ============    ============



                                                                          INVESTMENT
                                                          CONTRAFUND      GRADE BOND
                                                          ----------      ----------
Net Investment Income (loss)                               $ 156,421   $     (2,874)

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold                   (496,050)         18,803

Net unrealized (depreciation)
 appreciation on investments                                (501,058)         49,835
                                                        ------------    ------------

Net realized and unrealized
(loss) gain on investments                                  (997,108)         68,638
                                                        ------------    ------------

(Decrease) increase in net assets
 resulting from operations                                  (840,687)         65,764
                                                        ------------    ------------

Accumulation unit transactions:
 Particpant deposits                                       1,747,902         412,184
 Transfers between investment
 sub-accounts and general account, net                       (67,228)      1,604,793
Surrenders and lapses                                       (170,903)        (51,026)
Contract benefits                                             (1,539)           --
Loan collateral interest received                              7,147             197
Transfers for policy loans                                   (76,164)         (2,151)
Contract charges                                            (655,741)       (132,025)
Miscellaneous                                                 10,933           2,349
                                                        ------------    ------------

Total net accumulation unit transactions                     794,407       1,834,321
                                                        ------------    ------------

Increase (decrease) in net assets                            (46,280)      1,900,085

Net assets, beginning of period                             6,252,243         105,693
                                                        ------------    ------------

Net assets, end of period                               $  6,205,963    $  2,005,778
                                                        ============    ============

Units issued, Transferred and Redeemed:
  Beginning balance                                       347,419.06       10,375,18
  Units issued                                            108,039.00       38,828.69
  Units transferred                                        (4,155.41)     151,175.23
  Units redeemed                                          (54,780.76)     (17,206.62)
                                                        ------------    ------------
    Ending balance                                        396,521.89      183,172.48
                                                        ============    ============



   The accompanying notes are an integral part of these financial statements.

          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                NEUBERGER
                                               JP MORGAN SERIES TRUST II         BERMAN         INVESCO VARIABLE INVESTMENT FUNDS
                                               -------------------------         ------         ---------------------------------
                                              INTERNATIONAL        SMALL         PARTNERS
                                              OPPORTUNITIES       COMPANY        PORTFOLIO         DYNAMICS       TECHNOLOGY
                                              -------------       -------        ---------         --------       ----------
Net Investment Income (loss)               $      24,493    $      (9,691)   $      18,648    $      (2,006)   $      (4,149)

Realized and unrealized
gain (loss) on investments:
Net realized loss from shares sold              (158,048)        (173,520)         (24,466)         (46,067)        (202,318)

Net unrealized (depreciation)
 appreciation on investments                     (30,128)          64,923          (13,678)         (12,112)         (13,802)
                                           -------------    -------------    -------------    -------------    -------------

Net realized and unrealized
loss on investments                             (188,176)        (108,597)         (38,144)         (58,179)        (216,120)
                                           -------------    -------------    -------------    -------------    -------------

Decrease in net assets
 resulting from operations                      (163,683)        (118,288)         (19,496)         (60,185)        (220,269)
                                           -------------    -------------    -------------    -------------    -------------

Accumulation unit transactions:
 Particpant deposits                             337,754          378,418          177,970          136,499          207,768
 Transfers between investment
  sub-accounts and general account, net          232,540         (119,292)          59,490          239,024          707,767
 Surrenders and lapses                           (49,896)         (39,464)          (6,318)            (431)          (8,260)
 Contract benefits                                  --               --             (7,905)            --               --
 Loan collateral interest received                   304              117              786               29               14
 Transfers for policy loans                       (1,714)          (3,025)         (10,775)            (658)         (50,357)
 Contract charges                               (103,786)        (173,762)         (67,758)         (33,547)         (63,839)
 Miscellaneous                                     1,142           (1,956)             680              445              787


Total net accumulation unit transactions         416,344           41,036          146,170          341,351          793,880
                                           -------------    -------------    -------------    -------------    -------------

Increase (decrease) in net assets                252,661          (77,252)         126,874          281,166          573,611

Net assets, beginning of period                   698,734        1,276,060          582,218           66,728           17,951
                                           -------------    -------------    -------------    -------------    -------------

Net assets, end of period                  $     951,395    $   1,198,808    $     708,692    $     347,894    $     591,562
                                           =============    =============    =============    =============    =============


Units issued, Transferred and Redeemed:
  Beginning balance                            63,697.97       101,429.54        53,684.87         6,237.46         1,781.84
  Units issued                                 36,128.61        28,726.98        17,278.54        16,561.22        28,157.30
  Units transferred                            24,874.16        (9,055.85)        5,775.69        29,000.43        95,918.55
  Units redeemed                              (16,467.60)      (16,555.95)       (8,863.05)       (4,146.04)      (16,487.03)
                                           -------------    -------------    -------------    -------------    -------------
    Ending balance                            108,233.14       104,544.72        67,876.05        47,653.07       109,370.66
                                           =============    =============    =============    =============    =============





                                  INVESCO VARIABLE INVESTMENT FUNDS
                                   ---------------------------------
                                                      HEALTH
                                                      SCIENCES          TOTAL
                                                      --------          -----
Net Investment Income (loss)                     $      (1,422)   $   5,180,270

Realized and unrealized
gain (loss) on investments:
Net realized loss from shares sold                     (13,918)     (11,914,792)

Net unrealized (depreciation)
 appreciation on investments                             8,082      (12,253,708)
                                                 -------------    -------------

Net realized and unrealized
loss on investments                                     (5,836)     (24,168,500)
                                                 -------------    -------------

Decrease in net assets
 resulting from operations                              (7,258)     (18,988,230)
                                                 -------------    -------------

Accumulation unit transactions:
 Particpant deposits                                   210,808       53,390,660
 Transfers between investment
  sub-accounts and general account, net                351,771         (517,537)
 Surrenders and lapses                                    (725)      (4,296,623)
 Contract benefits                                        --           (447,104)
 Loan collateral interest received                          66          158,160
 Transfers for policy loans                             (3,736)      (1,236,666)
 Contract charges                                      (55,548)     (15,434,559)
 Miscellaneous                                             351           70,922


Total net accumulation unit transactions               502,987       31,687,253
                                                 -------------    -------------

Increase (decrease) in net assets                      495,729       12,699,023

Net assets, beginning of period                          81,136      135,087,655
                                                 -------------    -------------

Net assets, end of period                        $     576,865    $ 147,786,678
                                                 =============    =============


Units issued, Transferred and Redeemed:
  Beginning balance                                   7,667.98
  Units issued                                       23,161.71
  Units transferred                                  36,649.48
  Units redeemed                                     (6,547.44)
                                                 -------------
    Ending balance                                   62,931.73
                                                 =============





   The accompanying notes are an integral part of these financial statements.




          NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                        MARKET STREET FUND
                                                                        ------------------
                                             MONEY                               AGGRESSIVE
                                             MARKET             GROWTH            GROWTH            MANAGED             BOND
                                             ------             ------            ------            -------             ----
Net Investment Income                       $    230,910    $    879,076        $    152,162    $    141,370    $     83,909

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold             (1)        358,062             630,209         (44,270)        (55,050)

Net unrealized (depreciation)
 appreciation on investments                        --                             (744,60))        (204,740)         67,428
                                            ------------    ------------        ------------    ------------    ------------



Net realized and unrealized
(loss) gain on investments                            (1)       (386,538)                       425,289 23,158        91,103
                                            ------------    ------------        ------------    ------------    ------------


Increase (decrease) in net assets
 resulting from operations                       230,909         492,538             577,451         164,528         175,012
                                            ------------    ------------        ------------    ------------    ------------


Accumulation unit transactions:
 Particpant deposits                          19,337,654       2,894,668             640,800         527,010         634,541
 Transfers between investment
  sub-accounts and general account, net      (23,720,448)    (14,604,822)         (2,891,985)        (26,733)         46,487
 Surrenders and lapses                          (228,543)       (504,987)            (86,172)        (30,486)        (31,576)
 Contract benefits                                  --           (52,576)               (338)         (1,684)           --
 Loan collateral interest received                 2,879           5,766               1,741           2,207             215
 Transfers for policy loans                       60,988        (132,056)            (27,219)        (98,373)        (15,900)
 Contract charges                             (1,034,076)     (1,015,984)           (199,942)       (232,921)       (174,108)
 Miscellaneous                                    (7,820)         (2,391)                                        (1,940) 882
                                            ------------    ------------        ------------    ------------    ------------


Total net accumulation unit transactions      (5,589,366)    (13,412,382)         (2,563,211)       134,720          480,541
                                            ------------    ------------        ------------    ------------    ------------

(Decrease) increase in net assets             (5,358,457)    (12,919,844)         (1,985,760)        299,248         635,553

Net assets, beginning of period                 5,358,457      12,919,844           1,985,760       1,992,873       1,734,440
                                            ------------    ------------        ------------    ------------    ------------


Net assets, end of period                   $       --      $       --          $       --      $  2,292,121    $  2,369,993
                                            ============    ============        ============    ============    ============


Units issued, Transferred and Redeemed:
  Beginning balance                           457,700.93      785,636.12          118,770.59      137,184.85      151,215.28
  Units issued                              1,583,517.90      169,556.44           29,692.49       35,987.85       53,781.16
  Units transferred                         (1,942,415.28)   (855,483.77)        (134,004.81       (1,962.06)      (3,940.03)
  Units redeemed                              (98,803.55)     (99,708.79)         (14,458.27)     (24,826.18)     (16,687.54)
                                            ------------    ------------        ------------    ------------    ------------

    Ending balance                                  --              --                  --        146,384.46      190,248.93
                                            ============    ============        ============    ============    ============



                                                                                                                 STRONG VARIABLE
                                                                                                      STRONG     INSURANCE FUNDS
                                                                                                      ------     ---------------
                                                                                   SENTINEL         OPPORTUNITY         MID CAP
                                                            INTERNATIONAL           GROWTH            FUND II           GROWTH
                                                            -------------           ------            -------           ------

Net Investment Income                                    $    365,054             $  1,580,002    $    152,868      $    372,975

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold                     (99,334)              (1,301,813)         50,817           431,668

Net unrealized (depreciation)
 appreciation on investments                                  146,153                 (816,269)       (160,370)       (2,151,029)
                                                         ------------             ------------    ------------      ------------

Net realized and unrealized
(loss) gain on investments                                   (643,606)              (2,118,082)       (109,553)       (1,719,361)
                                                         ------------             ------------    ------------      ------------

Increase (decrease) in net assets
 resulting from operations                                   (538,080)                  43,315      (1,346,386)
                                                         ------------             ------------    ------------      ------------

Accumulation unit transactions:
 Particpant deposits                                          696,505                1,109,308         335,152         1,936,616
 Transfers between investment
  sub-accounts and general account, net                    (3,215,725)              (3,152,944)        407,403         4,011,159
 Surrenders and lapses                                        (60,880)                (157,074)         (8,268)
 Contract benefits                                               (283)                 (38,031)           --                --
 Loan collateral interest received                               --                      2,235            --                --
 Transfers for policy loans                                   (33,106)                 (69,542)        (13,048)          (28,547)
 Contract charges                                            (229,993)                (357,268)        (83,349)         (467,903)
 Miscellaneous                                                  2,458                  (17,121)            739           (12,483)
                                                         ------------             ------------    ------------      ------------

Total net accumulation unit transactions                   (2,841,024)              (2,680,437)        638,629         5,322,480
                                                         ------------             ------------    ------------      ------------

(Decrease) increase in net assets                          (3,119,576)              (3,218,517)        681,944         3,976,094

Net assets, beginning of period                              3,119,576                3,218,517         609,810         1,603,929
                                                         ------------             ------------    ------------      ------------

Net assets, end of period                                $       --               $       --      $  1,291,754      $  5,580,023
                                                         ============             ============    ============      ============

Units issued, Transferred and Redeemed:
  Beginning balance                                        186,695.40               141,722.47       43,769.74         75,292.18
  Units issued                                              45,770.17                58,652.34       23,085.36         85,524.72
  Units transferred                                       (211,318.47)             (166,705.31)      28,062.04        177,140.57
  Units redeemed                                           (21,147.10)              (33,669.50)      (7,158.49)       (27,614.22)
                                                         ------------             ------------    ------------      ------------
    Ending balance                                               --                       --         87,758.65        310,343.25
                                                         ============             ============    ============      ============



   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                        SENTINEL VARIABLE PRODUCTS TRUST
                                                                        --------------------------------
                                                MONEY           COMMON          SMALL           MID CAP         GROWTH
                                                MARKET          STOCK          COMPANY          GROWTH          INDEX
                                                ------          -----          -------          ------          -----

Net Investment Income                       $     24,680    $      4,015    $      1,012    $     (3,770)   $         (1)

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold           --             8,106           3,879           5,023              (1)

Net unrealized (depreciation)
 appreciation on investments                        --           699,765         257,045          52,793            (303)
                                             ------------    ------------    ------------    ------------    ------------

Net realized and unrealized
(loss) gain on investments                          --           707,871         260,924          57,816            (304)
                                             ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets
 resulting from operations                        24,680         711,886         261,936          54,046            (305)
                                             ------------    ------------    ------------    ------------    ------------

Accumulation unit transactions:
 Particpant deposits                           2,295,150         275,069          78,617         209,110              40
 Transfers between investment
  sub-accounts and general account, net        4,114,906      14,299,771       3,618,371       5,103,301           3,717
 Surrenders and lapses                           (24,353)         (7,606)         16,332          13,620            --
 Contract benefits                                  --              --              --              --              --
 Loan collateral interest received                 4,337             943             237             323            --
 Transfers for policy loans                       12,169         (42,252)        (25,810)        (22,642)           --
 Contract charges                               (118,234)       (101,676)        (29,079)        (44,059)             (5)
 Miscellaneous                                    36,212           2,460             640           7,985               2
                                             ------------    ------------    ------------    ------------    ------------

Total net accumulation unit transactions       6,320,187      14,426,709       3,659,308       5,267,638           3,754
                                             ------------    ------------    ------------    ------------    ------------

(Decrease) increase in net assets              6,344,867      15,138,595       3,921,244       5,321,684           3,449

Net assets, beginning of period                      --              --              --              --         9,860,929
                                             ------------    ------------    ------------    ------------    ------------

Net assets, end of period                   $  6,344,867    $ 15,138,595    $  3,921,244    $  5,321,684    $      3,449
                                            ============    ============    ============    ============    ============

Units issued, Transferred and Redeemed:
  Beginning balance                                 --              --              --              --              --
  Units issued                                186,614.12       16,130.79        3,672.04        9,469.33            3.86
  Units transferred                           334,574.94      838,577.69      169,007.59      231,097.85          361.07
  Units redeemed                               (7,307.07)      (8,686.76)      (1,759.96)      (2,207.51)          (0.27)
                                             ------------    ------------    ------------    ------------    ------------
    Ending balance                            513,881.99      846,021.72      170,919.67      238,539.67          364.66
                                            ============    ============    ============    ============    ============




                                                                ALGER AMERICAN FUND              DREYFUS
                                                                -------------------              -------
                                                                                  LEVERAGED      SOCIALLY
                                                    GROWTH        SMALL CAP        ALL CAP     RESPONSIBLE
                                                    ------        ---------        -------     -----------
Net Investment Income                           $  1,374,333    $  3,053,684    $        (18)   $         10

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold            735,854        (244,253)             (1)           --

Net unrealized (depreciation)
 appreciation on investments                      (4,169,159)     (5,635,837)             30             (41)
                                                ------------    ------------    ------------    ------------

Net realized and unrealized
(loss) gain on investments                        (3,433,305)     (5,880,090)             29             (41)
                                                ------------    ------------    ------------    ------------

Increase (decrease) in net assets
 resulting from operations                        (2,058,972)     (2,826,406)             11             (31)
                                                ------------    ------------    ------------    ------------

Accumulation unit transactions:
 Particpant deposits                               3,191,924       2,280,056             237              19
 Transfers between investment
  sub-accounts and general account, net            2,284,078      12,867,966          41,665           1,280
 Surrenders and lapses                              (582,479)       (285,255)           --              --
 Contract benefits                                   (35,764)        (41,140)           --              --
 Loan collateral interest received                    11,283           8,972            --              --
 Transfers for policy loans                         (225,290)       (181,841)           --              --
 Contract charges                                 (1,014,890)       (692,811)           (110)            (6)
 Miscellaneous                                        (3,892)        (25,239)              2            --
                                                ------------    ------------    ------------    ------------

Total net accumulation unit transactions           3,624,970       2,930,708          41,794           1,293
                                                ------------    ------------    ------------    ------------

(Decrease) increase in net assets                  1,565,998                    104,302 41,805         1,262

Net assets, beginning of period                     8,045,531            --              --
                                                ------------    ------------    ------------    ------------

Net assets, end of period                       $ 11,426,927    $  6,149,833    $     41,805    $      1,262
                                                ============    ============    ============    ============

Units issued, Transferred and Redeemed:
  Beginning balance                               360,350.42      445,440.10            --              --
  Units issued                                    124,560.94      139,966.48           23.65            1.89
  Units transferred                                89,133.37      114,669.37        4,158.78          124.82
  Units redeemed                                  (72,234.30)     (74,727.68)         (10.81)          (0.57)
                                                 ------------    ------------    ------------       --------
    Ending balance                                521,810.43     625,348.27         4,171.62         126.14
                                                ============    ============    ============       ========


   The accompanying notes are an integral part of these financial statements.

           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT-VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                        VIPF
                                                                        ----
                                                EQUITY                                           HIGH            INDEX
                                                INCOME          OVERSEAS        GROWTH          INCOME           500
                                                ------          --------        ------          ------           ---

Net Investment Income                       $    771,482    $    389,963    $  1,450,459    $    161,368        $89,800

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold       (111,078)        202,738       1,142,930        (207,105)      1,041,228

Net unrealized appreciation
 (depreciation)on investments                    140,771      (1,605,565)     (4,739,014)       (631,168)     (3,417,633)
                                            ------------    ------------    ------------    ------------    ------------

Net realized and unrealized
gain (loss) on investments                        29,693      (1,402,827)     (3,596,084)       (838,273)     (2,376,405)
                                            ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets
 resulting from operations                       601,175      (1,012,864)     (2,145,625)       (676,905)     (2,286,605)
                                            ------------    ------------    ------------    ------------    ------------

Accumulation unit transactions:
 Particpant deposits                           2,403,175       1,264,239       3,902,399         740,923       7,821,370
 Transfers between investment
  sub-accounts and general account, net         (687,162)      4,793,064       2,522,163         206,976       2,005,045
 Surrenders and lapses                          (494,022)       (158,460)       (623,035)       (239,694)       (421,433)
 Contract benefits                                (9,127)        (37,512)        (10,502)           --            (8,563)
 Loan collateral interest received                13,424           3,331           9,851           1,685           8,238
 Transfers for policy loans                     (161,737)        (98,600)       (281,285)        (26,418)       (411,365)
 Contract charges                               (936,761)       (396,032)     (1,301,669)       (232,966)     (2,154,807)
 Miscellaneous                                    (5,617)           (972)           (577)          1,215         (45,411)
                                            ------------    ------------    ------------    ------------    ------------


Total net accumulation unit transactions         102,173       5,369,058       4,217,345         451,721       6,793,074
                                            ------------    ------------    ------------    ------------    ------------

Increase (decrease) in net assets                903,348       4,356,194       2,071,720        (225,184)      4,506,469

Net assets, beginning of period               10,694,428       4,331,372      13,802,814       2,700,605      18,284,795
                                            ------------    ------------    ------------    ------------    ------------


Net assets, end of period                   $ 11,597,776    $  8,687,566    $ 15,874,534    $  2,475,421    $ 22,791,264


Units issued, Transferred and Redeemed:
  Beginning balance                           303,914.15      147,357.59      239,691.23       92,780.05      511,054.93
  Units issued                                 65,963.21       52,109.72       67,326.92       29,363.91      227,520.12
  Units transferred                           (18,851.47)     197,561.66       43,514.11        8,202.76       58,325.85
  Units redeemed                                              (44,297.29)     (28,368.24)     (38,080.47)     (19,664.27)
                                            ------------    ------------    ------------    ------------    ------------
    Ending balance                            306,718.60      368,660.73      312,451.79      110,682.45      708,662.37
                                            ============    ============    ============    ============    ============







                                                                                                AMERICAN CENTURY VARIABLE
                                                                                                     PORTFOLIOS
                                                                                                     ----------
                                                                           INVESTMENT                           VP INCOME &
                                                            CONTRAFUND     GRADE BOND           VP VALUE          GROWTH
                                                            ----------     ----------           --------          ------

Net Investment Income                                         $577,420    $        (84)       $      9,993    $     (5,865)

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold                      147,078              11             (22,011)         25,538

Net unrealized appreciation
 (depreciation)on investments                               (1,195,807)          1,764             122,432        (195,832)
                                                          ------------    ------------        ------------    ------------

Net realized and unrealized
gain (loss) on investments                                  (1,048,729)          1,775             100,421        (170,294)
                                                          ------------    ------------        ------------    ------------

Increase (decrease) in net assets
 resulting from operations                                    (471,309)          1,691             110,414        (176,159)
                                                          ------------    ------------        ------------    ------------

Accumulation unit transactions:
 Particpant deposits                                         1,886,148             521             138,694         593,678
 Transfers between investment
  sub-accounts and general account, net                        929,292         104,265             563,110         466,868
 Surrenders and lapses                                        (124,962)           --                (4,027)
 Contract benefits                                              (1,332)           --                  --              --
 Loan collateral interest received                               5,134            --                    86             133
 Transfers for policy loans                                    (79,172)           --                (2,031)         (9,531)
 Contract charges                                             (537,479)           (808)            (44,495)       (154,354)
 Miscellaneous                                                    (206)             24                 522            (442)
                                                          ------------    ------------        ------------    ------------


Total net accumulation unit transactions                     2,077,423         104,002             651,859         875,388
                                                          ------------    ------------        ------------    ------------

Increase (decrease) in net assets                            1,606,114         105,693             762,273         699,229

Net assets, beginning of period                              4,646,129            --               218,998       1,016,274
                                                          ------------    ------------        ------------    ------------


Net assets, end of period                                 $  6,252,243    $    105,693        $    981,271    $  1,715,503


Units issued, Transferred and Redeemed:
  Beginning balance                                         238,927.92            --             21,371.41       79,083.88
  Units issued                                               98,502.05           51.94           12,853.28       48,563.07
  Units transferred                                          48,531.28       10,401.45           52,185.49       38,189.99
  Units redeemed                                            (88,238.53)     (38,542.19)             (78.21)     (15,145.89)
                                                          ------------    ------------        ------------    ------------
    Ending balance                                          347,419.06       10,375.18           81,781.60      150,691.50
                                                          ============    ============        ============    ============



   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                           NEUBERGER
                                              JP MORGAN SERIES TRUST II     BERMAN      INVESCO VARIABLE INVESTMENT FUNDS
                                              -------------------------     ------      ---------------------------------
                                             INTERNATIONAL    SMALL        PARNTERS                              HEALTH
                                             OPPORTUNITIES   COMPANY       PORTFOLIO      DYNAMICS  TECHNOLOGY  SCIENCES
                                             -------------   -------       ---------      --------  ----------  --------
Net Investment Income (loss)                $    11,193    $     9,015    $  54,085    $    (17)   $     (6)   $    (24)

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold         7,542         15,929      (41,073)        (38)        (20)          9

Net unrealized (depreciation)
appreciation on investments                    (115,911)      (167,533)      (9,304)        (96)     (1,805)      2,124
                                            -----------    -----------    ---------    --------    --------    --------
Net realized and unrealized
(loss) gain on investments                     (108,369)      (151,604)     (50,377)       (134)     (1,825)      2,133
                                            -----------    -----------    ---------    --------    --------    --------
(Decrease) Increase in net assets
 resulting from operations                      (97,176)      (142,589)       3,708        (151)     (1,831)      2,109
                                            -----------    -----------    ---------    --------    --------    --------

Accumulation unit transactions:
 Particpant deposits                            249,702        465,401      168,503       6,313         646         823
 Transfers between investment
  sub-accounts and general account, net         267,382        906,108      162,224      61,021      19,051      76,525
 Surrenders and lapses                           (2,105)        (8,733)      (1,318)       --          --          --
 Contract benefits                                 --             --           --          --          --          --
 Loan collateral interest received                   20             44          125        --          --          --
 Transfers for policy loans                        (328)        (3,120)      (8,895)       --          --          --
 Contract charges                               (50,345)      (123,012)     (43,021)       (286)       (115)       (327)
 Miscellaneous                                    1,489        (21,877)        (353)       (169)       --             6
                                            -----------    -----------    ---------    --------    --------    --------


Total net accumulation unit transactions        465,815      1,214,811      297,265      66,879      19,782      79,027
                                            -----------    -----------    ---------    --------    --------    --------

Increase in net assets                          368,639      1,072,222      300,973      66,728      17,951      81,136

Net assets, beginning of period                 330,095        203,838      281,245        --          --          --
                                            -----------    -----------    ---------    --------    --------    --------


Net assets, end of period                   $   698,734    $ 1,276,060    $ 582,218    $ 66,728    $ 17,951    $ 81,136
                                            ===========    ===========    =========    ========    ========    ========

Units issued, Transferred and Redeemed:
  Beginning balance                           25,101.23      14,240.28    25,882.53        --          --          --
  Units issued                                20,689.93      33,402.74    17,630.16      588.77       76.22       79.89
  Units transferred                           22,154.89      65,033.08    15,172.34`   5,691.15    1,715.93    7,619.23
  Units redeemed                              (4,248.08)    (11,246.56)   (5,000.16)     (42.46)     (10.31)     (31.14)
                                            -----------    -----------    ---------    --------    --------    --------
    Ending balance                            63,697.97     101,429.54    53,684.87    6,237.46    1,781.84    7,667.98
                                            ===========    ===========    =========    ========    ========    ========




   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                       GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                       --------------------------------------
                                         INTERNATIONAL    GLOBAL    CORE SMALL    MID CAP
                                             EQUITY       INCOME    CAP EQUITY     VALUE       TOTAL
                                             ------       ------    ----------     -----       -----
Net Investment (loss) Income                $  (4,607)      (491)   $ (1,150)   $  (1,928)   $  11,922,877

Realized and unrealized
(loss) gain on investments:
Net realized (loss) gain from shares sold    (109,286)     3,404     (14,279)      44,768        2,605,000

Net unrealized (depreciation)
appreciation on investments                   (22,722)     1,315      (9,366)       1,863      (25,044,893)
                                            ---------    -------    --------    ---------    -------------

Net realized and unrealized
(loss) gain on investments                   (132,008)     4,719     (23,645)      46,631      (22,439,893)
                                            ---------    -------    --------    ---------    -------------

(Decrease) Increase in net assets
 resulting from operations                   (136,615)     4,228     (24,795)      44,703      (10,517,016)
                                            ---------    -------    --------    ---------    -------------


Accumulation unit transactions:
 Particpant deposits                          193,566     10,019      30,025       81,332       56,420,153
 Transfers between investment
  sub-accounts and general account, net      (232,032)   (45,730)    (68,673)    (235,551)           1,393
 Surrenders and lapses                         (9,918)       (74)       (509)      (9,064)      (4,212,767)
 Contract benefits                               --         --          --           --           (236,852)
 Loan collateral interest received                  1       --          --           --             83,210
 Transfers for policy loans                    (3,145)         5        --           --         (1,948,091)
 Contract charges                             (48,324)    (5,650)     (9,709)     (21,046)     (11,657,620)
 Miscellaneous                                     49        106        (128)         805          (91,138)
                                            ---------    -------    --------    ---------    -------------



Total net accumulation unit transactions      (99,803)   (41,324)    (48,994)    (183,524)      38,158,288
                                            ---------    -------    --------    ---------    -------------


(Decrease) increase in net assets            (236,418)   (37,096)    (73,789)    (138,821)      27,641,272

Net assets, beginning of period               236,418     37,096      73,789      138,821      107,446,383
                                            ---------    -------    --------    ---------    -------------

Net assets, end of period                   $    --           $-          $-           $-    $ 135,087,655
                                            =========    =======    ========    =========    =============



Units issued, Transferred and Redeemed:
  Beginning balance                         17,860.81  3,631.05     6,687.30        14,285.28
  Units issued                              34,641.26    880.33     4,098.08         6,330.60
  Units transferred                        (41,525.22)(4,018.20)   (9,373.13)      (18,334.94)
  Units redeemed                           (10,976.85)  (493.18)   (1,412.25)       (2,281.14)
                                            -------    --------    ---------    -------------

    Ending balance                             --         --          --              --
                                            =======    ========    =========    =============



   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                   MARKET STREET FUND
                                                                   ------------------
                                                MONEY                        AGGRESSIVE
                                                MARKET          GROWTH        GROWTH          MANAGED       BOND
                                                ------          ------        ------          -------       ----
Net Investment Income                       $    182,501    $    137,457    $   166,420    $    55,458    $    12,648

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold           --            79,013        (29,873)        37,402         (5,840)

Net unrealized (depreciation)
appreciation on investments                         --           (15,120)       120,658        (98,893)       (56,125)
                                            ------------    ------------    -----------    -----------    -----------

Net realized and unrealized                         --            63,893         90,785        (61,491)       (61,965)
 gain (loss) on investments

Increase (decrease) in net assets
 resulting from operations                      182,,501         201,350        257,205         (6,033)       (49,317)
                                            ------------    ------------    -----------    -----------    -----------
Accumulation unit transactions:
 Particpant deposits                          16,682,585       3,472,661        502,580        450,497        517,217
 Transfers between investment
  sub-accounts and general account, net      (17,513,159)        441,371        116,341        315,228        428,435
 Surrenders and lapses                          (129,543)       (642,850)       (60,070)       (39,263)       (42,491)
 Contract benefits                                  --           (17,717)          --             --             --
 Loan collateral interest received                 6,164           4,077          1,290          2,872             11
 Transfers for policy loans                       36,797        (122,318)       (21,898)       222,748         (3,291)
 Contract charges                             (1,012,392)     (1,071,664)      (155,432)      (192,739)      (116,739)
 Miscellaneous                                    10,796          (2,509)           202          3,717            263
                                            ------------    ------------    -----------    -----------    -----------

Total net accumulation unit transactions          81,248       2,061,051        383,013        763,060        781,405
                                            ------------    ------------    -----------    -----------    -----------

Increase in net assets                           263,749       2,262,401        640,218        757,027        732,088

Net assets, beginning of period                5,094,708      10,657,443      1,345,542      1,235,846      1,002,352
                                            ------------    ------------    -----------    -----------    -----------
Net assets, end of period                   $  5,358,457    $ 12,919,844    $ 1,985,760    $ 1,992,873    $ 1,734,440
                                            ============    ============    ===========    ===========    ===========

Units issued, Transferred and Redeemed:
  Beginning balance                           451,116.72      661,289.29      92,462.92      85,072.04      83,743.24
  Units issued                              1,629,532.05      209,511.74      34,520.26      30,765.47      44,660.18
  Units transferred                         (1,527,532.40)     26,628.69       7,991.01      21,528.34      36,994.11
  Units redeemed                              (98,415.44)    (111,793.60)    (16,203.60)       (182.00)    (14,162.25)
                                            ------------    ------------    -----------    -----------    -----------
    Ending balance                            457,700.93      785,636.12     118,770.59     137,184.85     151,215.28
                                            ============    ============    ===========    ===========    ===========


                                                          ALGER AMERICAN FUND
                                                          -------------------
                                                              SENTINEL
                                             INTERNATIONAL    GROWTH         GROWTH        SMALL CAP
                                             -------------    ------         ------        ---------
Net Investment Income                       $   113,052    $    51,775    $   522,564    $   636,931

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold        32,890         65,850        577,304         93,301

Net unrealized (depreciation)
appreciation on investments                     500,650        682,680      1,024,377      1,596,167
                                            -----------    -----------    -----------    -----------

Net realized and unrealized                     533,540        748,530      1,601,681      1,689,468
 gain (loss) on investments

Increase (decrease) in net assets
 resulting from operations                      646,592        800,305      2,124,245      2,326,399
                                            -----------    -----------    -----------    -----------

Accumulation unit transactions:
 Particpant deposits                            687,287        639,909      2,019,518      1,495,117
 Transfers between investment
  sub-accounts and general account, net         133,338        476,416      1,708,558        126,600
 Surrenders and lapses                          (47,051)       (19,197)      (218,945)      (216,279)
 Contract benefits                               (5,597)          --             --             (168)
 Loan collateral interest received                  301            985          4,566          2,836
 Transfers for policy loans                      (9,989)       (11,042)      (152,859)      (127,569)
 Contract charges                              (216,417)      (194,166)      (592,963)      (458,654)
 Miscellaneous                                    2,715           (973)         1,537         (1,656)
                                            -----------    -----------    -----------    -----------

Total net accumulation unit transactions        544,587        893,932      2,769,412        820,227
                                            -----------    -----------    -----------    -----------

Increase in net assets                        1,191,179      1,694,237      4,893,657      3,146,626


Net assets, beginning of period               1,928,397      1,524,280      4,967,272      4,898,905
                                            -----------    -----------    -----------    -----------
Net assets, end of period                   $ 3,119,576    $ 3,218,517    $ 9,860,929    $ 8,045,531
                                            ===========    ===========    ===========    ===========


Units issued, Transferred and Redeemed:
  Beginning balance                          147,897.71      92,335.18     253,986.29     385,526.31
  Units issued                                48,963.98      35,353.22      92,147.59     109,211.38
  Units transferred                            9,499.32      26,431.17      77,958.95       9,247.54
  Units redeemed                             (19,665.61)    (12,397.10)    (43,742.41)    (58,545.13)
                                            -----------    -----------    -----------    -----------
    Ending balance                           186,695.40     141,722.47     380,350.42     445,440.10
                                            ===========    ===========    ===========    ===========



   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                VIPF
                                                                    --------------------------------
                                               EQUITY                                        HIGH                         INDEX
                                               INCOME       OVERSEAS         GROWTH         INCOME      CONTRAFUND         500
                                               ------       --------         ------         ------      ----------         ---

Net Investment Income                       $   335,517   $    73,793    $    761,191    $   194,798    $    54,498    $     10,132

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold       361,515        86,245         677,291       (146,982)       193,124         823,410

Net unrealized (depreciation)
appreciation on investments                    (217,244)    1,039,168       1,869,134        116,488        469,976       1,421,745
                                            -----------   -----------    ------------    -----------    -----------    ------------

Net realized and unrealized
 gain (loss) on investments                     144,271     1,125,413       2,546,425        (30,494)       663,100       2,246,155

Increase (decrease) in net assets
 resulting from operations                      479,788     1,199,206       3,307,616        164,304        717,598       2,255,287
                                            -----------   -----------    ------------    -----------    -----------    ------------

Accumulation unit transactions:
 Particpant deposits                          2,589,209       830,581       2,642,108        668,099      1,053,960       4,757,826
 Transfers between investment
  sub-accounts and general account, net         434,075       321,622       1,897,474        224,167      1,497,929       6,525,053
 Surrenders and lapses                         (338,308)     (116,132)       (369,618)      (254,614)      (165,080)       (144,754)
 Contract benefits                              (15,977)         (890)        (18,064)          --             (391)           (278)
 Loan collateral interest received                5,410         1,079           5,360          1,059          2,169           1,475
 Transfers for policy loans                    (150,436)      (37,314)        (53,981)        15,738        (39,618)        (74,165)
 Contract charges                              (896,278)     (241,330)       (782,269)      (218,356)      (273,807)     (1,205,701)
 Miscellaneous                                     (558)        2,519           2,059            224            766          (7,881)
                                            -----------   -----------    ------------    -----------    -----------    ------------

Total net accumulation unit transactions      1,627,137       760,135       3,323,069        436,317      2,075,928       9,851,575
                                            -----------   -----------    ------------    -----------    -----------    ------------

Increase in net assets                        2,106,925     1,959,341       6,630,685        600,621      2,793,526      12,106,862


Net assets, beginning of period               6,587,503     2,372,031       7,172,129      2,099,984      1,852,603       6,177,933
                                            -----------   -----------    ------------    -----------    -----------    ------------

Net assets, end of period                   $10,694,428   $ 4,331,372    $ 13,802,814    $ 2,700,605    $ 4,646,129    $ 18,284,795

Units issued, Transferred and Redeemed:
  Beginning balance                          257,172.28    114,073.19      169,662.34      77,333.21     117,322.08      206,231.43
  Units issued                                74,378.78     36,369.05       55,678.62      23,652.57      61,739.95      147,214.75
  Units transferred                           12,469.43     14,083.02       39,986.53       7,936.14      87,747.22      201,895.58
  Units redeemed                             (40,106.34)   (17,167.67)     (25,636.26)    (16,141.67)    (27,881.33)     (44,286.83)
                                            -----------   -----------    ------------    -----------    -----------    ------------
    Ending balance                           303,914.15    147,357.59      239,691.23      92,780.05     238,927.92      511,054.93
                                            ===========   ===========    ============    ===========    ===========    ============



                                             AMERICAN CENTURY VARIABLE
                                                    PORTFOLIOS
                                             -------------------------

                                                          VP INCOME &
                                              VP VALUE      GROWTH
                                              --------      ------
Net Investment Income                       $   4,737    $    (4,169)

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold      (2,164)        24,948

Net unrealized (depreciation)
appreciation on investments                   (14,728)        77,756
                                            ---------    -----------

Net realized and unrealized
 gain (loss) on investments                   (16,892)       102,704

Increase (decrease) in net assets
 resulting from operations                    (12,155)        98,535
                                            ---------    -----------

Accumulation unit transactions:
 Particpant deposits                           95,324        250,364
 Transfers between investment
  sub-accounts and general account, net       116,104        636,747
 Surrenders and lapses                           (335)        (2,017)
 Contract benefits                               --             --
 Loan collateral interest received                 30             30
 Transfers for policy loans                    (1,615)        (1,652)
 Contract charges                             (16,178)       (64,083)
 Miscellaneous                                  1,020           (528)
                                            ---------    -----------

Total net accumulation unit transactions      196,350        818,861
                                            ---------    -----------

Increase in net assets                        184,195        917,396

Net assets, beginning of period                34,803         98,878
                                            ---------    -----------

Net assets, end of period                   $ 218,998    $ 1,016,274

Units issued, Transferred and Redeemed:
  Beginning balance                          3,337.42       9,011.36
  Units issued                               8,755.14      21,424.44
  Units transferred                         10,847.40      54,488.45
  Units redeemed                            (1,568.55)     (5,840.37)
                                            ---------    -----------
    Ending balance                          21,371.41      79,083.88
                                            =========    ===========



   The accompanying notes are an integral part of these financial statements.


           NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - VARITRAK SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 STRONG VARIABLE
                                                                                     INSURANCE   NEUBERGER
                                          JP MORGAN SERIES TRUST II    STRONG         FUNDS      BERMAN
                                          -------------------------     ------         -----      ------
                                          INTERNATIONAL     SMALL     OPPORTUNITY     MID CAP     PARTNERS
                                          OPPORTUNTIES     COMPANY      FUND II      GROWTH      PORTFOLIO
                                          ------------     -------      -------      ------      ---------

Net Investment Income                       $   9,333    $   4,067    $   1,663    $    (3,889)   $   2,249

Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold       1,579       21,966        4,649         73,685        4,890

Net unrealized (depreciation)
appreciation on investments                    33,198       34,479       63,891        391,256        2,086
                                            ---------    ---------    ---------    -----------    ---------
Net realized and unrealized
 gain (loss) on investments                    34,777       58,445       68,540        464,941        6,976

Increase (decrease) in net assets
 resulting from operations                     44,110       605,12       70,203        461,052        9,225
                                            ---------    ---------    ---------    -----------    ---------

Accumulation unit transactions:
 Particpant deposits                           33,152       96,651      104,505        283,781      116,821
 Transfers between investment
  sub-accounts and general account, net       255,894       57,937      446,411        907,034      128,937
 Surrenders and lapses                           (222)        (942)      (1,923)          (962)        (835)
 Contract benefits                               --           --           --             --           --
 Loan collateral interest received               --           --             30             15         --
 Transfers for policy loans                      (790)      (2,271)         (39)          (178)      (1,542)
 Contract charges                              (5,688)     (16,273)     (15,424)       (50,854)     (22,054)
 Miscellaneous                                    (26)         326          145           (648)       1,049
                                            ---------    ---------    ---------    -----------    ---------

Total net accumulation unit transactions      282,320      135,428      534,305      1,138,188      221,926
                                            ---------    ---------    ---------    -----------    ---------

Increase in net assets                        326,430      195,940      604,508      1,699,240      231,151

Net assets, beginning of period                 3,665        7,898        5,302          4,689       50,094
                                            ---------    ---------    ---------    -----------    ---------

Net assets, end of period                   $ 330,095    $ 203,838    $ 609,810    $ 1,603,829    $ 281,245
                                            =========    =========    =========    ===========    =========

Units issued, Transferred and Redeemed:
  Beginning balance                            377.41       789.25         509.24       414.24     4,905.75
  Units issued                               2,903.24     9,599.61       8,461.34    18,669.09    11,042.10
  Units transferred                         22,409.60     5,754.44      36,144.08    59,671.02    12,187.32
  Units redeemed                              (589.02)   (1,903.02)     (1,344.92)   (3,462.17)   (2,252.64)
                                            ---------    ---------    -----------    ---------    ---------
    Ending balance                          25,101.23    14,240.28      43,769.74    75,292.18    25,882.53
                                            =========    =========    ===========    =========    =========




                                                        GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                        --------------------------------------
                                          INTERNATIONAL  GLOBAL     CORE SMALL    MID CAP
                                             EQUITY      INCOME     CAP EQUITY    VALUE         TOTAL
                                             ------      ------     ----------    -----         -----
Net Investment Income                       $  16,266    $  1,255    $   (287)   $     316    $   3,340,268


Realized and unrealized
gain (loss) on investments:
Net realized gain (loss) from shares sold       8,182         (42)      2,815        1,831        2,986,989


Net unrealized (depreciation)
appreciation on investments                    21,079      (1,337)      7,437       (3,555)       9,065,223
                                            ---------    --------    --------    ---------    -------------
Net realized and unrealized
 gain (loss) on investments                    29,261      (1,379)     10,252       (1,724)      12,052,212


Increase (decrease) in net assets
 resulting from operations                     45,529        (124)      9,955       (1,408)      15,392,480
                                            ---------    --------    --------    ---------    -------------

Accumulation unit transactions:
 Particpant deposits                           73,810      11,385      20,290       25,462       42,120,699
 Transfers between investment
  sub-accounts and general account, net        99,089      18,795      31,986      107,309          (56,309)
 Surrenders and lapses                         (1,016)       --        (2,114)        (217)      (2,814,178)
 Contract benefits                               --          --          --           --            (59,082)
 Loan collateral interest received               --          --          --           --             39,759
 Transfers for policy loans                      --          --        (2,265)        --           (539,549)
 Contract charges                             (16,831)     (1,588)     (5,138)      (7,755)      (7,853,223)
 Miscellaneous                                     13         (73)         29           48           12,576
                                            ---------    --------    --------    ---------    -------------


Total net accumulation unit transactions      155,065      28,519      42,788      124,847       30,850,693
                                            ---------    --------    --------    ---------    -------------


Increase in net assets                        200,594      28,395      52,743      123,439       46,243,173


Net assets, beginning of period                35,824       8,701      21,046       15,382       61,203,210
                                            ---------    --------    --------    ---------    -------------


Net assets, end of period                   $ 236,418    $ 37,096    $ 73,789    $ 136,821    $ 107,446,383
                                            =========    ========    ========    =========    =============


Units issued, Transferred and Redeemed:
  Beginning balance                          3,535.58      828.94    2,221.89      1,553.92
  Units issued                               6,818.25    1,116.62    2,117.49      2,596.51
  Units transferred                          9,153.41    1,846.69    3,338.10     10,942.91
  Units redeemed                            (1,647.43)    (163.20)    (990.18)      (808.06)
                                             --------    --------   ---------  ------------
    Ending balance                           17,860.81   3,631.05    6,687.30     14,285.28
                                             ========    ========   =========  ============





   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE  INSURANCE ACCOUNT -VARITAK SEGMENT
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Find, Inc. mutual fund portfolios, for mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VariTrak Segment (the Segment) within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc. (MSF), Strong Opportunity Fund II, Strong Variable Insurance Funds, Dreyfus Socially Responsible Growth Fund, American Century Variable Portfolios (ACVP), Sentinel Variable Products Trust (SVPT), Alger American Fund, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF), JP Morgan Series Trust II, Neuberger Berman Partners Portfolio, and INVESCO Variable Investment Funds. Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the SVPT Money Market Fund. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment as of December 31, 2001. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

On November 30, 2000, and pursuant to an order from the Securities and Exchange Commission, certain mutual fund substitutions and sub-account consolidations were completed. This order replaced shares of certain investment portfolios within the MSF and Goldman Sachs Variable Insurance Trust (GSVIT) portfolios with shares from the SVPT, VIPF, and ACVP portfolios. The replaced investment portfolios within MSF and GSVIT are no longer available to policyholders. Immediately following these substitutions, National Life combined the two sub-accounts now holding shares of VIPF Overseas Portfolio, the two sub-accounts holding shares of ACVP Value Portfolio, and the two sub-accounts holding shares of SVPT Small Company Fund.

NOTE 2-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS
-----------

The mutual fund portfolios consist of the Market Street Managed Fund, Market Street Bond Fund, Strong Opportunity Fund II, Strong Variable Insurance Funds Mid Cap Growth, Dreyfus Socially Responsible Growth Fund, American Century Variable Portfolios VP Value, American Century Variable Portfolios VP Income & Growth, SVPT Money Market Fund, SVPT Common Stock Fund, SVPT Small Company Fund, SVPT Mid Cap Growth Fund, SVPT Growth Index Fund, Alger American Growth Fund, Alger American Small Cap Fund, Alger American Leveraged All Cap Fund, VIPF Equity Income, VIPF Overseas, VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Contrafund, VIPF Investment Grade Bond, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company. Neuberger Berman Partners Portfolio, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Technology, and INVESCO Variable Investment Funds Health Sciences. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

On November 30, 2000, shares of Market Street Fund Growth Portfolio, Market Street Fund Sentinel Growth Portfolio, Market Street Fund Aggressive Growth Portfolio, Market Street Fund International Portfolio, Market Street Fund Money Market Portfolio, Goldman Sachs Variable Insuranmce Trust International Equity Fund, Goldman Sachs Variable Insurance Trust Global Income Fund, Goldman Sachs Variable Insurance Trust CORE Small Equity Fund, and Goldman Sachs Variable Insurance Trust Mid Cap Value Fund (formerly Goldman Sachs Variable Insurance T Mid Cap Equity), were replaced with shares of SVPT Common Stock Fund, SVPT Mid Cap Growth Fund, SVPT Small Company Fund, VIPF Overseas Portfolio, SVPT Money Market Fund, VIPF Overseas Portfolio, VIPF Investment Grade Bond Portfolio, SVPT Small Company Fund and ACVP Value Portfolio, respectively.

INVESTMENT VALUATION
--------------------

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS
-----------------------

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

FEDERAL INCOME TAXES
--------------------

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3-CHARGES AND EXPENSES

Mortality and expense risk charges are deducted daily from each sub-account based on each sub-account's net asset value. Such charges reimburse National Life for its assumption of mortality and expense risk. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2001 are set forth below:

PORTFOLIO                                       SHARES        COST
---------                                       ------        ----
Market Street Fund
 Managed                                        157,138   $ 2,405,223
 Bond                                           214,323     2,234,426
Strong Opportunity Fund II                       96,108     2,266,760
Strong Variable Insurance Funds
 Mid Cap Growth                                 316,807     7,290,009
Dreyfus Socially Responsible Growth Fund          3,508        96,456
American Century Variable Portfolios
 VP Value                                       352,427     2,409,810
 VP Income & Growth                             351,525     2,464,821
Sentinel Variable Products Trust
 Money Market                                 8,212,608     8,212,608
 Common Stock                                 1,606,535    15,941,825
 Small Company                                  516,346     5,262,329
 Mid Cap Growth                                 769,729     7,084,019
 Growth Index                                    26,364       211,400
Alger American Fund
 Growth                                         344,711    16,759,579
 Small Cap                                      410,410     9,314,428
 Leveraged All Cap                               10,913       348,384
VIPF
 Equity Income                                  527,665     9,692,554
 Overseas                                       527,152     9,692,554
 Growth                                         431,864    18,938,496
 High Income                                    413,382     3,468,458
 Index 500                                      206,516    30,089,809
 Contrafund                                     308,294     7,162,557
 Investment Grade Bond                          155,246     1,954,179
JP Morgan Series Trust II
 International Opportunities                    107,502     1,064,179
 Small Company                                   90,681     1,266,514
Neuberger Berman Partners Portfolio              46,946       727,019
INVESCO Variable Investment Funds
 Dynamics                                        27,743       360,104
 Technology                                      38,488       607,168
 Health Sciences                                 31,696       566,657

Total                                                    $170,565,180
                                                          ===========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales in the portfolios for the period ended December31, 2001 aggregated the following:

PORTFOLIO                                    PURCHASES     SALES PROCEEDS
---------                                    ---------     --------------
Market Street Fund
 Managed                                   $  1,108,669   $   811,538
 Bond                                         1,080,303     1,111,646
Strong Opportunity Fund II                    1,317,332       399,545
SStrong Variable Insurance Funds
 Mid Cap Growth                               3,292,356     1,766,940
Dreyfus Socially Responsible Growth  Fund       184,157        82,032
American Century Variable Portfolios
 VP Value                                     2,021,216       592,469
 VP Income & Growth                           1,469,491       722,490
Sentinel Variable Products Trust
 Money Market                                24,580,662    22,712,921
 Common Stock                                 6,139,771     4,598,670
 Small Company                                2,880,233     1,324,848
 Mid Cap Growth                               3,938,798     1,712,817
 Growth Index                                   241,181        29,547
Alger American Fund
 Growth                                       7,753,586     3,383,401
 Small Cap                                    3,358,274     2,260,390
 Leveraged All Cap                              385,136        63,731
VIPF
 Equity Income                                4,236,415     2,757,052
 Overseas                                     3,877,800     2,397,325
 Growth                                       6,639,073     4,069,461
 High Income                                  1,651,253       829,840
 Index 500                                   15,214,308     7,925,710
 Contrafund                                   2,853,685     1,902,859
 Investment Grade Bond                        2,333,260       501,811
JP Morgan Series Trust II
 International Opportunities                     83,184       396,349
 Small Company                                  593,433       562,086
Neuberger Berman Partners Portfolio             340,359       175,541
INVESCO Variable Investment Funds
 Dynamics                                       453,782       114,435
 Technology                                   1,123,277       333,547
 Health Sciences                                666,936       165,374

NOTE 6 FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Segment and the expense ratios, exclusing expenses of the underlying funds, and total return for the period ended December 31, 2001 follows:



                                                                                                                Ratio
                                                                                                      Ratio of  Dividend
                                                                                                      Expenses  Income
                                                               Unit        Unit                         to       to
                                                               Value      Value                       Average   Average
                                                             (beginning  (end of                       Net       Net      Total
Portfolio                                       Units         of year)    year)      Net Assets       Assets*   Assets*   Return**
---------                                       -----         --------    -----      ----------       -------   -------   --------
Market Street Fund
  Managed                                     155,194.83       15.65       14.43     2,239,211          0.90%    3.95%    (7.86%)
  Bond                                        177,640.76       12.46       13.26     2,355,411          0.92%    6.49%     6.42%
Strong Opportunity Fund II                    133,076.38       14.72       14.05     1,869,309          0.88%    0.43%    (4.57%)
Strong Variable Insurance Funds
  Mid Cap                                     420,672.57       17.98       12.34     5,189,292          0.95% --         (31.39%)
Dreyfus Socially Responsible Growth Fund       12,187.45       10.01        7.68        93,567          0.70%    0.10%   (23.30%)
American Century Variable Portfolios
  VP Value                                    195,446.31       12.00       13.42     2,622,058          0.78%    0.68%    11.80%
  VP Income & Growth                          219,624.77       11.38       10.34     2,270,850          0.90%    0.86%    (9.14%)
Sentinel Variable Products Trust
  Money Market                                648,822.71       12.32       12.66     8,212,608          0.87%    3.35%
  Common Stock                                936,487.81       17.89       16.30    15,262,083          0.92%    1.16%    (8.90%)
  Small Company                               242,948.99       22.94       23.95     5,819,218          0.87%    0.35%     4.41%
  Mid Cap                                     365,419.20       22.31       16.74     6,118,880          0.93% --         (24.94%)
  Growth Index                                 26,550.18        9.46        8.11       215,395          0.71%    0.42%   (14.24%)
Alger American Fund
  Growth                                      662,300.07       21.90       19.14    12,675,009          0.92%    0.24%   (12.61%)
  Small Cap                                   746,095.47       13.03        9.10     6,792.280          0.94%    0.05%   (30.13%
  Leveraged All Cap                            41,236.81       10.02        8.35       344,299          0.74% --         (16.67%)
VIPF
Equity Income                                 330,661.91       37.81       35.62    11,776,876          0.92%    1.70%    (5.80%)
Overseas                                      397,433.34       23.57       18.41     7,316,875          0.95%    5.56%   (21.89%)
Growth                                        350,066.18       50.81       41.46    14,514,953          0.94%    0.08%   (18.40%)
High Income                                   135,440.87       22.37       19.56     2,649,779          0.91%   12.03%   (12.54%)
Index 500                                     958,812.21       32.16       28.02    26,861,568          0.91%    1.06%   (12.89%)
Contrafund                                    396,521.89       18.00       15.65     6,205,963          0.91%    0.79%   (13.05%
Investment Grade Bond                         183,172.48       10.19       10.95     2,005,778          0.71%    0.52%     7.46%
JP Morgan Series Trust II
  International Opportunities                 108,233.14       10.97        8.79       951,395          0.87%    1.14%   (19.87%)
  Small Company                               104,544.72       12.58       11.47     1,198,808          0.95%    0.04%    (8.85%)
Neuberger Berman Partners Portfolio            67,876.05       10.85       10.44       708,893          0.90%    0.37%    (3.74%)
INVESCO Variable Investment Funds
  Dynamics                                     47,653.07       10.70        7.30       347,894          0.80% --         (31.77%)
  Technology                                  109,370.66       10.58        5.41       591,562          0.89% --         (46.29%)
  Health Sciences                              62,931.73       10.07        9.17       576,865          0.79%    0.45%   (13.36%)


----------

*These ratios represent annualized contract expenses, consisting of mortality, expenses and administrative fee charges, for the year ended December 31, 2001. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium load and transaction fees made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

** These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the time of the declaration of dividends by the underlying fund in which the sub-accounts invest.

*** These amounts represent the total return for the year ended December 31, 2001, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in the reduction in the total return presented.

NOTE 7 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 8 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 9 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                                     Part II



                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Article V, Section 7.1 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

         The Bylaws are filed as Exhibit 1.A.6(b) to the Registration Statement.

         Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

         National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION RELATING TO FEES AND CHARGES


         National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.



         The prospectuses consisting of 142 pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:


                 (a) D. Russell Morgan


                 (b) Elizabeth H. MacGowan


                 (c) Sutherland Asbill & Brennan LLP


                 (d) PricewaterhouseCoopers LLP, Auditors



         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.
                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.(1)
                 (2)      Not Applicable.
                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                Services, Inc.(3)
                          (b)(1)  Form of Equity Services, Inc. Branch Office
                                  Supervisor Contract.(1)
                          (b)(2)  Form of Equity Services, Inc. Registered
                                  Representative Contract.(1)
                          (c)     Schedule of Sales Commissions.(6)

                 (4)      Not Applicable.

                 (5)      (a)     Specimen VariTrak Policy Form.(7)

                          (b)     Rider for Guaranteed Insurability Options.(7)

                          (c)     Rider for Waiver of Monthly Deductions.(7)

                          (d)     Rider for Accidental Death Benefit.(7)

                          (e)     Rider for Guaranteed Death Benefit.(7)

                          (f)     Specimen VariTrak (New York) Policy Form.(4)
                          (g)     Specimen VariTrak (New York-Unisex) Policy
                                    Form.(4)
                          (h)     New York Rider for Guaranteed Insurability
                                   Options.(4)
                          (i)     New York Rider for Waiver of Monthly
                                 Deductions.(4)
                          (j)     New York Rider for Accidental Death
                                   Benefit.(4)


                          (k)     Form of Additional Protection Benefit
                                   Rider (11)

                          (l)     Form of Long Term Care - Chronic
                                  Illness Rider (11)

                          (m)     Form of Long Term Care Insurance Rider (11)


                 (6)      (a)     Charter documents of National Life Insurance
                                   Company.(1)
                          (b)     Bylaws of National Life Insurance Company.(1)
                 (7)      Not Applicable.
                 (8)      (a)     Form of Participation Agreement by and among
                                  Market Street Fund, Inc., National Life
                                  Insurance Company and Equity Services,
                                     Inc.(3)
                          (b)     Form of Amendment No. 1 to Participation
                                  Agreement Among Variable Insurance Products
                                  Fund, Fidelity Distributors Corporation and
                                  National Life Insurance Company.(3)
                          (b)(2)  Participation Agreement among Variable
                                  Insurance Products Fund, Fidelity
                                  Distributors Corporation and Vermont Life
                                  Insurance Company (now National Life
                                  Insurance Company) dated August 1, 1989.(2)
                          (c)     Form of Participation Agreement by and among
                                  The Alger American Fund, National Life
                                  Insurance Company and Fred Alger and
                                   Company.(3)

                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1,
                                     1990(2)

                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance Company)(4)
                          (e) Form of Shareholder Service Agreement between NationalLife Insurance Company and American Century Investment Management,
                                    Inc. (5)

                          (f) Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers
                                    Trust(5)

                          (g) Form of Participation Agreement between National Life Insurance Company and J.
                                  P. Morgan Series Trust II. (5)

                          (i) Form of Participation Agreement between National Life Insurance Company, Strong Variable Insurance Funds, Inc. and Strong Opportunity Fund II.(6)

                          (j) Participatiion Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(10)

                          (k) Participatiion Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc.(10)

                 (9)      Not Applicable.

                 (10)(a)  VariTrak Application Form.(7)

                     (b)  VariTrak (New York) Application Form.(4)
                 (11)     Memorandum describing issuance, transfer and
                            redemption procedures.(8)

         2. Opinion and Consent of Michele S. Gatto, Senior Vice President and General Counsel, as to the legality of the securities being offered.

         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.


         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary & Vice President - Product Development as to actuarial matters pertaining to the securities being registered(9).



         7.      (a)      Consent of PricewaterhouseCoopers LLP, Auditors



                 (b)      Consent of Sutherland Asbill & Brennan LLP.



         8.      Powers of Attorney for Directors.


                 A.  Robert E. Boardman(5)            E. Thomas H. MacLeay
                 B.
                 C.  A. Gary Shilling (9)
                 D.  Jeremiah E. Casey



------------------

(1) Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February
         11, 1999.

(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed February 25, 1999.

(3) Incorporated herein by reference to Post Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed March 12, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement filed April 30, 1997 for National Variable Life Insurance Account (VariTrak) (File No. 33-91938)

(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement filed April 30, 1997 for National Variable Life Insurance Account (VariTrak) (File No. 33-91938).


(6)      Incorporated herein by reference to Post-Effective Amendment
         No. 3 to the Form S-6 Registration Statement for National Variable
         Life Insurance Account (VariTrak) filed May 1, 1998 (File No. 33-91938)

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Accent (Varitrak) filed February 26, 1999


(8) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak) filed April 30, 1999


(9) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak) filed March 1, 2001.


(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed
         May 1, 2001.


(11) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form S-6 Registration Statement for National Variable LIfe Insurance Account (Varitrak) (File No. 33-91938) filed May 1, 2001.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.

                                          NATIONAL VARIABLE LIFE
                                          INSURANCE ACCOUNT (Registrant)

                                          By: NATIONAL LIFE INSURANCE COMPANY






Attest:/S/ CHRISTOPHER M. NERONHA             By: /S/ PATRICK E. WELCH
       --------------------------                 --------------------
           Christopher M. Neronha                Patrick E. Welch
           Assistant Secretary                   Chairman, President and
                                                 Chief Executive Officer

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2002.

                                           NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                              (Depositor)


Attest:/S/ CHRISTOPHER M. NERONHA          By: /S/ PATRICK E. WELCH
       --------------------------              --------------------
           Christopher M. Neronha              Patrick E. Welch
           Assistant Secretary                 Chairman, President and
                                               Chief Executive Officer

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

SIGNATURE                       TITLE                            DATE
---------                       -----                            ----


/S/ PATRICK E. WELCH           Chairman, President               April 30, 2002
--------------------           and Chief Executive Officer
Patrick E. Welch



/S/ EDWARD BONACH              Executive Vice President &        April 30, 2002
-----------------              Chief Financial Officer
Edward Bonach



ROBERT E. BOARDMAN*            Director                          April 30, 2002
------------------
Robert E. Boardman



JEREMIAH E. CASEY*             Director                          April 30, 2002
-----------------
Jeremiah E. Casey

THOMAS H. MACLEAY*             Director                          April 30, 2002
-----------------
Thomas H. MacLeay


A. GARY SHILLING*              Director                          April 30, 2002
----------------
A. Gary Shilling



*By   /s/  Patrick E. Welch                                 Date: April 30, 2002
      ----------------------------
      Patrick E. Welch
      Pursuant to Power of Attorney

                                  Exhibit Index


2. Opinion and Consent of D. Russell Morgan, Assistant General Counsel as to the legality of the Securities being offered.

6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary and Vice President - Product Development as to actuarial matters pertaining to the securities being registered.

7.      (a)     Consent of PricewaterhouseCoopers, LLP
        (b)     Consent of Sutherland Asbill & Brennan LLP


8        D.     Power of Attorney - Jeremiah E. Casey
         E.     Power of Attorney - Thomas H. MacLeay